TAX-EXEMPT UNIT TRUST



PROSPECTUS
Part One
October 26, 1994


Note:  This Prospectus may be used only when accompanied by Part Two.


See Part Two for the "Schedules of Investments," essential information based thereon, and financial statements, including the report of independent public accountants, relating to the Series of the Trust offered hereby.

THE NUVEEN TAX-EXEMPT UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax under existing law and, in the case of a State Trust, from certain State income taxes in the State for which such State Trust is named. All Bonds (as defined herein) in each Traditional Trust (as defined herein) were rated in the category A or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc., on the date each Series was established (BBB or Baa, respectively, or better by such services in the case of National Trust 76 and earlier National Trusts and SP-1 or MIG 2 or better in the case of a Short Term Trust). All Bonds in each Insured Trust (as defined herein) are covered by policies of insurance obtained from the Municipal Bond Insurance Association or the Municipal Bond Investor Assurance Corporation guaranteeing payment of principal and interest when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Insured Trusts have received a rating of Aaa by Moody's Investors Service, Inc. and the Bonds in the Insured Trusts and the Units of each such Trust have received a rating of AAA by Standard & Poor's Corporation. Insurance relates only to the Bonds in the Insured Trusts and not to the Units offered or to their market value.

THE OBJECTIVES of the Trusts are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Trusts). (See "Tax Status of Unitholders.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds to meet their obligations thereunder. There is no guarantee that the Trusts' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

INTEREST INCOME to each Trust in a Series of the Nuveen Tax-Exempt Unit Trust and to the Unitholders thereof, in the opinion of counsel, under existing law, is exempt from Federal income tax, and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. Capital gains, if any, are subject to tax per Unit for a particular Trust.

PUBLIC OFFERING PRICE. The Public Offering Price per Unit for a particular Trust for "secondary market" sales is equal to a pro rata share of the sum of bid prices per Unit of the Bonds in such Trust plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Trust. See the table on page 6 regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "Public Offering Price.") The minimum purchase is either $5,000 or 50 Units, whichever is less. The bid prices of the Bonds in a portfolio may represent a "market" discount from or premium over the par value of the Bonds.

THE UNITS being offered by this Prospectus are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption "How Units May Be Redeemed Without Charge." Any profit or loss resulting from the sale of the Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trusts.

MARKET. A Unitholder may redeem Units at the office of the Trustee, United States Trust Company of New York, at prices based upon the bid prices of the Bonds in such Trust. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.

Both parts of this Prospectus should be retained for future reference.


Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



Page

Accrued Interest	   7
Accrued Interest Rate per Unit	  7
Accumulation Plan	  67
Bonds, How Selected	 8
Bonds, Prohibition against Substitution	72
Bond Ratings	*
Bonds, Removal from Trusts	72
Call Provisions of Portfolio Bonds	*
Capital Gains Taxability	50
Dealer Discount	70
Description of Units of Trusts	3
Distributions to Unitholders	66
Distribution Payment Dates	66
Distribution of Units to the Public	69
Estimated Long-Term Return and Estimated Current Return	7
Evaluation	69
Expenses to Trusts	65
Financial Statements	*
Insurance on Bonds in the Insured Trusts	4
Insurance on Certain Bonds in the Traditional Trusts	5
Interest Income to Trusts	*
Investments, Schedules of	*
Legality of Units	75
Limitations on Liabilities of Sponsor and Trustee	73
Market for Units	71
Minimum Transaction	*
Optional Distribution Plans	66
Ownership and Transfer of Units	70
Public Offering Price of Units	5
Quantity Purchases	6
Ratings, Description of	75
Record Dates	66
Redemption of Units by Trustee	71
Reports to Unitholders	69
Repurchase of Units by Sponsor	72
Sales Charge	*
Selection of Bonds for Deposit in the Trusts	8
Sponsor, Information about	73
State Tax Status	50
Successor Trustees and Sponsors	73
Tax Status of Unitholders	50
Trustee, Information about	73
Trustee's Fees	65
Trust Indenture, Amendment and Termination	74
Unit Issuance and Transfer	70
Unit Value and Evaluation	69


*  Information on this item appears in Part Two.


THE NUVEEN TAX-EXEMPT UNIT TRUST


THE NUVEEN TAX-EXEMPT UNIT TRUST - DESCRIPTION


Each Series of the Nuveen Tax Exempt Unit Trust (the "Trust") is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Trusts," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Trusts," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Trusts." The general term "Trust(s)" should be understood to refer collectively to both Traditional and Insured Trusts. Each Trust includes only Bonds that are, in the opinion of counsel, exempt from Federal income tax and, in the case of a State Trust, from certain taxation in the State for which such State Trust is named. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between John Nuveen & Co. Incorporated (the "Sponsor") and United States Trust Company of New York (the "Trustee").

The objectives of the Trusts are income exempt from Federal income tax and, in the case of a State Trust, where applicable, from State income and intangibles taxes, and conservation of capital through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Trust have been issued primarily by or on behalf of the State for which such Trust is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Trusts, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain State income tax and intangibles taxes, if any, for purchasers who qualify as residents of that State. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers of such Bonds from the Municipal Bond Insurance Association or Municipal Bond Investors Assurance Corporation, and as a result of such insurance the obligations in the Insured Trusts are rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"). (See "Insurance on Bonds in the Insured Trusts.") All obligations in each Traditional Trust were rated at the date the Trust was established in the category A or better (BBB or Baa or better by such services in the case of National Trust 76 and earlier National Trusts and SP-1 or MIG 2 or better in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's or Moody's (including provisional or conditional ratings). (See "Description of Bond Ratings.") In addition, certain Bonds in certain Traditional Trusts may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. The bid prices of the Bonds in the portfolio of any Trust may represent a deep "market" discount from the par value of the Bonds. At the time each Discount Trust was established, the market value of the Bonds in the portfolio was significantly below face value, and the current bid prices of the Bonds in such Trusts may continue to represent a deep "market" discount from the par value of the Bonds.

Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes as capital gains. (See "Tax Status of Unitholders.") The Sponsor has deposited with the Trustee the interest-bearing obligations listed in the Schedules of Investments in Part Two (the "Bonds"), which constitute the Trusts' underlying securities. There is, of course, no guarantee that the Trusts' objectives will be achieved. The State of Florida imposes no income tax on individuals, and exemption from that State's intangibles tax provides only a slight tax advantage to purchasers of a Florida Trust. The State of Texas currently imposes no income tax on individuals; accordingly, there is no State tax advantage to purchasers of a Texas Trust. (See "Tax Status of Unitholders" for a discussion of these matters.)

Payment of interest on the Bonds in each Insured Trust, and of principal at maturity, is guaranteed under policies of insurance obtained by the Sponsor or by the issuers of the Bonds. (See "Insurance on Bonds in Insured Trusts.")

At the Date of Deposit, each National Trust, State Trust and Discount Trust consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Trust consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each intermediate Trust and State Intermediate Trust consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Trust and State Short Intermediate Trust consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Trust consisted of short-term (approximately 1 to 5 year maturities) obligations.

Each Trust consists of municipal debt obligations. Because of this an investment in a Trust should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict whether such fluctuations will recur. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, early call provisions and the potential for changes in the tax status of the debt obligations.

Each Unit of a Trust represents an undivided interest in such Trust equal to every other Unit. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor.



INSURANCE ON BONDS IN INSURED TRUSTS


Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the "Association") (for Insured Series 1 through 107) or the Municipal Bond Investors Assurance Corporation (the "Corporation") (for Insured Series 108 and all subsequent Series) (the Association and the Corporation are referred to collectively as the "Insurers"). Each insurance policy is an obligation only of the Insurer that issued it and not of the other: policies issued by the Association are obligations of the Association and not of the Corporation, and policies issued by the Corporation are not obligations of the Association or its members. The appropriate Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy the appropriate Insurer will unconditionally guarantee to the holders or owners of the Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The appropriate Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the Bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that the insurance policies do not insure the payment of principal or interest on Bonds which are not required to be paid by the issuer thereof because the Bonds were not validly issued; as indicated under "Tax Status of Unitholders," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Insured Trusts. The Insurers' policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other payment agent for the Bonds. The policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the Date of Deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

Upon notification from the trustee for any Bond issuer or any holder or owner of the Bonds or coupons that such trustee or paying agent has insufficient funds to pay any principal or interest in full when due, the appropriate Insurer will be obligated to deposit funds promptly with State Street Bank and Trust Company, N.A., New York, New York, as fiscal agent for the Insurers, sufficient to fully cover the deficit. If notice of nonpayment is received on or after the due date, the appropriate Insurer will provide for payment within one business day following receipt of the notice. Upon payment by an Insurer of any Bonds, coupons, or interest payments, such Insurer shall succeed to the rights of the owner of such Bonds, coupons or interest payments with respect thereto.

The Association. Each insurance company comprising the Association is severally and not jointly obligated under each policy issued by the Association in the following respective percentages: The Aetna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; CIGNA Property and Casualty Company (formerly Aetna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the policy and will not be obligated to pay any unpaid obligation of any other member of the Association. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth financial information with respect to the five insurance companies comprising the Association. The statistics have been furnished by the Association and are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts.

MUNICIPAL BOND INSURANCE ASSOCIATION
FIVE MEMBER COMPANIES, ASSETS AND POLICYHOLDERS' SURPLUS
(UNAUDITED) AS OF JUNE 30, 1994
(Amounts in Thousands)

                                                                    -
AETNA
CASUALTY  -

FIREMAN'S FUND-
TRAVELERS INDEMNITY-
CIGNA PROPERTY
AND CASUALTY-
CONTINENTAL
INSURANCE
Assets-$10,169,558-$6,751,350-$10,246,669-$4,992,242-$2,712,535
Liabilities-8,299,548-4,893,824-8,486,034-4,924,356-2,351,467
Policyholder's
Surplus-
1,870,010-
1,857,526-
1,760,635-
67,886-
361,068
        .

The Corporation. The Corporation is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Corporation. The Corporation is a limited liability corporation rather than a several liability association. The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

As of June 30, 1994, the Insurer had admitted assets of $3.3 billion (unaudited), total liabilities of $2.2 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's year-end financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Moody's rates all bond issues insured by the Insurers Aaa and short-term loans MIG 1, both designated to be of the highest quality. Standard & Poor's rates all issues insured by the Insurers AAA Prime Grade.

The Moody's rating of the Insurers should be evaluated independently of the Standard & Poor's rating of the Insurers. No application has been made to any other rating agency in order to obtain additional ratings on the Bonds. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurers and their ability to pay claims on their policies of insurance. (See "Description of Ratings.") Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS


Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer, or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of AAA by Standard & Poor's and Aaa by Moody's, in recognition of such insurance.

If a Bond in a Traditional Trust is insured, the Schedule of Investments will identify the insurer. Such insurance will be provided by Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), MBIA Corp. of Illinois, Capital Guaranty Insurance Corporation ("CGIC"), Financial Security Assurance, Inc. ("FSA"), the Association, the Corporation or Connie Lee Insurance Company ("Connie Lee"). The Sponsor to date has purchased and presently intends to purchase insurance for Bonds in Traditional Trusts exclusively from the Corporation (see the preceding disclosure regarding the Corporation). There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's has rated the claims-paying ability of each insurer AAA, and Moody's has rated all bonds insured by each such insurer, except CGIC and Connie Lee, Aaa. Moody's gives no ratings for bonds insured by CGIC or Connie Lee.

Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

PUBLIC OFFERING PRICE


The Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading, and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the Trustee's determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding. For purposes of this calculation, Bonds will be deemed to mature on their stated maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date shall be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory put," in which case such mandatory put date shall be deemed to be the date upon which they mature. Any assumptions regarding maturity made for purposes of determining the appropriate sales charge in no way predict or guarantee the actual remaining life of a given Trust.

Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust. In the course of regularly appraising the value of Bonds in each Trust, the Sponsor will attempt to estimate the date on which a Trust's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain Trusts whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Trust's diversification. Once the Sponsor has determined that a Trust's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge using the table set forth below, the maturity of each bond in such Trust will be deemed to be the earlier of the estimated termination date of the Trust or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.

The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:

AMOUNT OF PURCHASE *




Years to Maturity-
Under
$50,000-
$50,000
to
$99,999-
$100,000
to
$249,999-
$250,000
to
$499,999-
$500,000
to
$999,999-
$1,000,000
to
$2,499,999-
$2,500,000
to
$4,999,999-
$5,000,000


or  more
Less than 1-0-0-0-0-0-0-0-0
1 but less than 2-1.523%-1.446%-1.369%-1.317%-1.215%-1.061%-.900%-.750%
2 but less than 3-2.041-1.937-1.833-1.729-1.626-1.420-1.225-1.030
3 but less than 4-2.564-2.433-2.302-2.175-2.041-1.781-1.546-1.310
4 but less than 5-3.093-2.961-2.828-2.617-2.459-2.175-1.883-1.590
5 but less than 7-3.627-3.433-3.239-3.093-2.881-2.460-2.165-1.870
7 but less than 10-4.167-3.951-3.734-3.520-3.239-2.828-2.489-2.150
10 but less than 13-4.712-4.467-4.221-4.004-3.788-3.253-2.842-2.430
13 but less than 16-5.263-4.988-4.712-4.439-4.167-3.627-3.169-2.710
16 or more-5.820-5.542-5.263-4.987-4.603-4.004-3.500-3.000
        .



*Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on any Trust, including one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). For purposes of illustration, the sales charge on a Trust consisting entirely of Bonds maturing in 13 to 16 years would be 5% (5.263% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 10 to 13 years, 4.5% (4.712% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 5 to 7 years, 3.5% (3.627% of the net amount invested); and on a Trust consisting entirely of Bonds maturing in 3 to 4 years, 2.5% (2.564% of the net amount invested). The actual sales charge included in the Public Offering Price of any particular will depend on the maturities of the Bonds in the portfolio of such Trust.

As more fully set forth under "Accrued Interest" below, accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (five business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units.

The above graduated sales charge will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed.

Purchases by or for the account of an individual and his or her spouse and children under 21 years of age will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Units may be purchased at the Public Offering Price without a sales charge by officers or directors and by bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp. and The John Nuveen Company including in each case these individuals and their immediate family members (as defined above).

Units may be purchased in the secondary market at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see "Distribution of Units to the Public") by investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, and by bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity. Notwithstanding anything to the contrary, investors and bank trust departments purchasing Units through this program will not receive sales charge reductions for quantity purchases.

Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")

ACCRUED INTEREST


Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of each Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement.
Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds.
(See "Selection of Bonds for Deposit in the Trusts" and "Tax Status of Unitholders.") The Trustee has no cash for distributions to Unitholders until it receives interest payments on the Bonds in the Trust. Since municipal bond interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest Account, consisting of accrued but uncollected interest and collected interest (cash), will be predominately the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit. The amount of accrued interest at any point in time will be greater than the amount of interest that the Trust will have actually received and distributed to Unitholders. Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. There will, however, always remain an item of accrued interest that is included in the purchase price and the redemption price of Units.

As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the fifth business day following the date of sale or tender.

ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN


The Estimated Long-Term Return for each Trust is a measure of the return to the investor over the estimated life of the Trust. The Estimated Long-Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. In calculating Estimated Long-Term Return, the average yield for the Trust's portfolio is derived by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. Once the average portfolio yield is computed, this figure is then reduced to reflect estimated expenses and the effect of the maximum sales charge paid by investors. The Estimated Long-Term Return calculation does not take into account the effect of the first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in the timing of payments to Unitholders who choose the quarterly or semi-annual plan of distribution, each of which will reduce the return.

Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long-Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in the Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to the Trust, less estimated expenses, by the number of Units outstanding.

Net Annual Interest Income per Unit, used to calculated Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Trust may experience expenses and portfolio changes different from those assumed in the calculation of Estimated Long-Term Return. There thus can be no assurance that the Estimated Current Returns or Estimated Long-Term Returns quoted for a Trust will be realized in the future. A Unitholder's actual return may significantly from the Estimated Long-Term Return based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in the Trust; such actual holding periods may be reduced by termination of the Trust, as described in "Amendment and Termination of Indenture". Since both Estimated Current Return and Estimated Long-Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the current market value of the underlying Bonds and may be higher or lower.

DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT


Except as indicated below, for Series 590 and all prior Trusts, the prices at which the Bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Standard & Poor's, a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. For Series 591 and all subsequent Series, the prices at which the bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Kenny S&P Evaluation Services ("Kenny S&P"), a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. With respect to Bonds in Insured Trusts and insured Bonds in Traditional Trusts, either Standard & Poor's or Kenny S&P, as applicable, evaluated the Bonds as so insured. For National Trust 4 through 22, such prices were determined by the Trustee on the basis of consultation with dealers in public bonds other than the Sponsor, by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks).



SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS


In selecting Bonds for the Trusts, the following factors, among others, were considered: (i) the Standard & Poor's rating of the Bonds or the Moody's rating of the Bonds (see page 1 for a description of minimum rating standards),
(ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Trusts, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of "market" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds and (v) in the case of Insured Trusts only, the availability of insurance on such Bonds.

In order for Bonds to be eligible for insurance by the Association or the Corporation, they must have credit characteristics which, in the opinion of the applicable Insurer, would qualify them as "investment grade" obligations. Insurance is not a substitute for the basic credit of an issuer, but rather supplements the existing credit and provides additional security therefor. All Bonds insured by either of the Insurers receive a rating of AAA by Standard & Poor's or Aaa by Moody's, as the case may be. (See "Insurance on Bonds in the Insured Trusts.")

Each Trust consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for any of such Bonds or upon certain refundings) together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition.

A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "Tax Status of Unitholders".) Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accredit to redemption; such price is hereafter referred to as "Accredit Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accredit Value which the investor may have paid for such Bonds.

As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Trusts. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

All of the Bonds in each Trust are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to sinking fund, special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, below, for certain information on the call provisions of such bonds, particularly single family mortgage revenue bonds.

The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par. Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the Accredit Value). Because Bonds may have been valued at prices above or below par value or the then-current Accredit Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Estimated Long-Term Return and Estimated Current Return" and the "Schedules of Investments" in Part Two.)

Certain of the Bonds in each Trust portfolio may be subject to continuing requirements such as the actual use of Bond proceeds, manner of operation of the project financed from Bond proceeds or rebate of excess earnings on Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust.

To the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the Date of Deposit, litigation may be initiated with respect to Bonds in any Trust. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Trusts and of certain types of issuers in whose securities a Trust portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or which may adversely affect the ratings of such Bonds; with respect to the Insured Trusts, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Trust's receipt of principal and interest, the Standard & Poor's AAA or Moody's Aaa ratings of the Bonds in the portfolio, or the Standard & Poor's AAA rating of the Units of each Insured Trust.

Health Facility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to repay fully the bonds.

Certain hospital bonds provide for redemption at par at any time upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

Housing Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, Accredit Value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by rent levels and income limitations imposed under Federal and state programs.

Single Family Mortgage Revenue Bonds. Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, as amended (the "Code"), which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

Federally Enhanced Obligations. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Facility, Housing and Single Family Mortgage Revenue Obligations (the "Obligations") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be (1) less than the principal amount of Obligations outstanding or (2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, or the Federal National Mortgage Association ("Fannie Mae"), a federally chartered and stockholder-owned corporation, or both. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is not insured or guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States.

Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an effect on such operator's creditworthiness which in turn would have an adverse effect on the rating or market value, or both, of such Bonds. Further, the possibility of such a restructuring may have an adverse effect on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, Accredit Value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

Electric Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reduction in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees.
In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal or interest, or both, on such Bonds.

Transportation Facility Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operations of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the amount of local government subsidization, demographic and population shifts, and competition from other forms of transportation, and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

Water and/or Sewerage Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the effects of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

University and College Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college age" individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Bridge Authority and Tollroad Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect the revenues of the Triborough Bridge and Tunnel Authority.

Dedicated-Tax Supported Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described herein differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth herein.
One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of theses types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different effect on each distinct type of dedicated-tax supported bonds.

Municipal Lease Bonds. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. Theses Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. (See "Tax Status of Unitholders.") The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation.
This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

Original issue discount bonds, including zero coupon bonds, may be subject to redemption at the Accreted Value plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond principal and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "Tax Status of Unitholders.")

Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Trusts. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before September 1, 1994, unless otherwise indicated. The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

ALABAMA TRUSTS - ECONOMIC FACTORS


The portfolio of each Alabama Trust consists primarily of obligations issued by entities located in Alabama.

General. Alabama's economy has experienced a major trend toward industrialization over the last two decades. By 1990, manufacturing accounted for 39.73% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s the State's industrial base became more diversified and balanced, moving away from primary textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

Amount the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, machinery and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general healthcare industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The economy in the State of Alabama recovered quickly from the recession of the early 1980s. The Alabama Development Office (ADO) reported as of December 31, 1992, that for the sixth consecutive year more than two billion dollars was expended in Alabama for new and expanded industries. The State has new and expanding capital investment of $2.2 billion in 1991 and $2.0 billion in 1992. These expenditures included 17,693 announced jobs created by 845 separate companies for 1991 and 19,582 announced jobs by 979 companies in 1992. In the last five years, $13.2 billion has been invested in new or expanding industry in the State. Some of the largest investments during the period 1987-1991 include Alabama Pine Pulp Company ($700 million); Mead Corporation ($500 million); EXXON Company, USA ($300 million); Gulf States Paper ($225 million); and United States Steel Corp. ($200 million). During 1992, three significant projects were announced by companies within the State. These projects are by Scott Paper Company ($344 million); Russell Corporation ($147 million); and Courtlaulde Fibers, Inc ($125 million).

During the recent recession, State revenues suffered along with the rest of the Nation. Growth in overall tax revenues was only about 3.4 percent from fiscal 1991 to 1992. Corporate income tax receipts declined slightly from 1991 to 1992. However, State tax collections are up by about 8.9% for the nine month period ending June 30, 1993, as compared to the same period for fiscal 1992, indicating an economic recovery is in progress. Individual income tax receipts and sales tax receipts for the same nine month period increased 8.0 percent and
7.8 percent, respectively.

Real Gross State Product. Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1986-1992, RGSP originating in manufacturing increased by 2.5% per year while RGSP originating in all the non-manufacturing sectors grew by 2.1% per year.

Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1986 to 1992 were Mining; Transportation, Communication, and Public Utilities; and Services. From 1986 to 1992 RGSP originating in Mining increased by 5.7% per year; Transportation, Communication, and Public Utilities grew by 5.2% per year; and Services grew by 3.8% per year. The present movement toward diversification of the State's manufacturing base and a similar present trend toward enlargement and diversification of the transportation, communication, and public utilities and service industries in the State are expected to lead to increased economic stability.

Employment. The recent national economic recession was felt severely in the State. The manufacturing growth described above reached a peak in 1979, and was followed by a decrease in activity. The national economic recession was principally responsible for this decline. The State's industrial structure is particularly sensitive to high interest rates and monetary policy, and the resulting unemployment during 1981-1984 was acute. Unemployment rates have improved as the impact of the national economic recovery has benefited the State. There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early 1980s. Since 1989 unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector. The unemployment rate for 1992, released by the Alabama Department of Industrial Relations, was 7.3% with a national rate of 7.4%.

Certain Risk Factors. Among other risks, the State's economy depends upon cyclical industries such as iron and steel, natural resources, and timber and forest products. As a result, economic activity may be more cyclical than in certain other Southeastern states. The national economic recession in the early 1980s caused a decline in manufacturing activity and natural resource consumption, and Alabama's unemployment rate was 14.4% in 1982, significantly higher than the national average. Unemployment remains high in certain rural areas of the State. A trend towards diversification of the State's economic base and an expansion of service industries may lead to improved economic stability in the future, although there is no assurance of this.

Political subdivisions of the State have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget recourses in a fiscal year are insufficient to pay in full appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by the Alabama Trusts and thereby adversely affect Unitholders.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in an Alabama Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by an Alabama Trust to pay interest on or principal of the Bonds.

ARIZONA TRUSTS - ECONOMIC FACTORS


The portfolio of each Arizona Trust consists primarily of obligations issued by entities located in Arizona.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

According to the Arizona Department of Economic Security, 1992 unemployment figures show 7.4% of Arizona's population was unemployed, compared to a national level of 7.4% unemployment at the same time. Maricopa County reported 6.3% unemployment and Pima County reported 5.2% unemployment. Significant employers in the state include the government, the service industry and the trade industry. Building permits in 1992 were up in both Maricopa County and Pima County.

In June 1991, America West Airlines filed a Chapter 11 reorganization petition in bankruptcy. America West is currently the fifth largest employer in Maricopa County, employing approximately 7,100 persons within the county. The effect of the America West bankruptcy on the state economy and, more particularly, the Phoenix economy, is uncertain.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter, since population growth is still strong by most standards, and Arizona's climate and tourist industry still continue to stimulate the state's economy. However, the previously robust pace of growth by financial institutions is not likely to be repeated over an extended period.

Budgetary Process. Arizona operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1993 refers to the year ending June 30, 1993.

Total General Fund revenues increased 10.8% from fiscal year 1992 to $3.77 billion during fiscal year 1993. Approximately 45% of this budgeted revenue comes from sales and use taxes, 40% from income taxes (both individual and corporate) and 6% from property taxes and other taxes represented approximately 9%.

For fiscal year 1993 total general fund expenditures were $3.4 billion. These expenditures fell into the following major categories: education (54%), health and welfare (29%), protection and safety (9%), general government (6%) and inspection and regulation, natural resources and transportation (2%).

Most or all of the Bonds of the Arizona Insured Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

Although most of the Bonds in the Arizona Insured Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

The State of Arizona was recently sued by four named school districts with an additional fifty school districts within the state participating in the suit, claiming that the state's funding system for school buildings and equipments is unconstitutional. The lawsuit does not seek damages, but requests that the court order the State to create a new financing system that sets minimum standards for buildings and furnishings that apply on a statewide basis. A superior court ruling has upheld the constitutionality of the State's school funding system. This decision has been appealed and is currently in the State Court of Appeals. It is unclear, at this time, what affect any judgment would have on the state finances or school district budgets. The U.S. Department of Education recently determined that Arizona's educational funding system did not meet federal requirements of equity. This determination could mean a loss in federal funds of approximately $50 million.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Insured Trust. The Arizona Legislature attempted unsuccessfully in its 1984 regular and special sessions to enact legislation designed to control health care costs, ultimately adopting three referenda measures placed on the November 1984 general election ballot which in various ways would have regular hospital and health care facility expansions, rates and revenues. At the same time, a coalition of Arizona employers proposed two initiatives voted on in the November 1984 general election which would have created a State agency with power to regulate hospital and health care facility expansions and rates generally. All of these referenda and initiative propositions were rejected by the voters in the November 1984 general election. Pre-existing State certificate-of-need laws regulating hospital and health care facilities' expansions and services have expired, and a temporary moratorium prohibiting hospital bed increases and new hospital construction projects and a temporary freeze on hospital rates and charges at June 1984 levels has also expired. Because of such expirations and increasing health care costs, it is expected that the Arizona Legislature will at future sessions continue to attempt to adopt legislation concerning these matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, AHCCCS, which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1992, AHCCCS was financed approximately 52.7% by federal funds, 33.1% by state funds, and 13.6% by county funds.

Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations during the past three years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation.

On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.6% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1993-94. A combination of tax refunds and tax credits will be used to satisfy this liability.

CALIFORNIA TRUSTS - ECONOMIC FACTORS


The portfolio of each California Trust consists primarily of obligations issued by entities located in California.

Economic Overview. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $662 billion in 1992, accounts for 13% of all personal income in the nation. Total employment is almost 14 million, the majority of which is in the service, trade and manufacturing sectors. Reports issued by the State Department of Finance and other sources indicate that the State's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The State has experienced the worst job losses in any postwar recession and employment levels are not expected to stabilize until late 1994 or 1995. Pre-recession job levels may not be reached until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade and will be hurt in the next few years by continued cuts in federal defense spending and base closures. Unemployment averaged over 9% in 1993 and is expected to remain high in 1994. The State's economy is only expected to pull out of the recession slowly, following the national recovery which has begun. Delay in recovery will exacerbate shortfalls in State revenues.

Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and, on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give 2/3 approval to levy any "special tax;" however, Court decisions allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to more closely follow growth in California's economy.

"Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reduction. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California municipal obligations or on the ability of California or local governments to pay debt service on such California municipal obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California. As of April 1, 1994, California had approximately $18.1 billion of general obligation bonds outstanding, and $7.2 billion remained authorized but unissued. In addition, at June 30, 1993, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $4.0 billion. Four general obligation bond propositions, totaling $5.9 billion, will be on the June 1994 ballot. In fiscal year 1992-1993, debt service on general obligation bonds and lease-purchase debt was approximately 4.1% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

Recent Financial Results. The principal sources of General Fund revenues in 1992-93 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

General


Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 34%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of budget imbalance, with expenditures exceeding revenues for four of the five fiscal years ending in 1991-92.

As the State fell into a deep recession in the summer of 1990, the State budget fell sharply out of balance in the 1990-91 and 1991-92 fiscal years, despite significant expenditure cuts and tax increases. The State had accumulated a $2.8 billion budget deficit by June 30, 1992. This deficit also severely reduced the State's cash resources, so that it had to rely on external borrowing in the short-term markets to meet its cash needs.

1992-93 Fiscal Year. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed; nevertheless, certain obligations (such as debt service, school apportionments, welfare payments, and employee salaries) were payable because of continuing or special appropriations, or court orders. However, the State Controller did not have enough cash to pay as they came due all of these ongoing obligations, as well as valid obligations incurred in the prior fiscal year.

Because of the delay in enacting the budget, the State could not carry out its normal cash flow borrowing and, starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1, and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of Interim Notes.

The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulated deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures. Thus, the State continued to carry its $2.8 billion budget deficit at June 30, 1993.

The 1993-94 Budget Act was similar to that of the prior year, in reliance on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession still continuing longer than expected, the 1994-95 Governor's Budget now projects that in the 1993-94 Fiscal Year, the General Fund will have $900 million less revenue and $800 million higher expenditures than budgeted. As a result revenues will only exceed expenditures by about $400 million. If this projection is met, it will be the first operating surplus in four years; however, some budget analysts outside the Department of Finance project revenues in the balance of 1993-94 will not even meet the revised, lower projection. In addition, the General Fund may have some unplanned costs for relief related to the January 17, 1994 Northridge earthquake.

The State has implemented its short-term borrowing as a part of the deficit elimination plan, and has also borrowed additional sums to cover cash flow shortfalls in the spring of 1994, for a total of $3.2 billion, coming due in July and December, 1994. Repayment of these short-term notes will require additional borrowing, as the State's cash position continues to be adversely affected.

The Governor's 1994-95 Budget proposal recognizes the need to bridge a gap of around $5 billion by June 30, 1995. Over $3.1 billion of this amount is being requested from the federal government as increased aid, particularly for costs associated with incarcerating, educating and providing health and welfare services to undocumented immigrants. However, President Clinton has not included these costs in his proposed Fiscal 1995 Budget. The rest of the budget gap is proposed to be closed with expenditure cuts and projects $600 million of new revenue assuming the State wins a tax case presently pending in the U.S. Supreme Court. Thus the State will once again face significant uncertainties and very difficult choices in the 1994-95 budget, as tax increases are unlikely and many cuts and budget adjustments have been made in the past three years.

The State's severe financial difficulties for the current and upcoming budget years will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

Bond Rating. State general obligation bonds are currently rated Aa by Moody's and A+ by S&P. Both of these ratings were reduced from AAA levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The U.S. Supreme Court has granted review of two cases challenging California's "unitary" method of taxing multinational corporations. Although this taxing method has since been changed, if the State loses these cases, it could be liable for tax refunds and lost receipts of taxes assessed totaling $3.5 billion to $4 billion.

Obligations Of Other Issuers


Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Act caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of all of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved dedicating 0.5% sales tax to local public safety purposes. In addition, the Legislature has changed laws to relieve local government of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed.

Assessment Bonds. California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named a defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the District's lease and the case has been settled. Any judgment in a future case against the position asserted by Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the California Trusts may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

Substantially all of California is within a active geologic region subject to major seismic activity. Any California municipal obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On January 17, 1994, a major earthquake with an estimated magnitude of 6.8 on the Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion. While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there will be some ultimate loss of wealth and income in the region, in addition to costs of the disruption caused by the event. Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months; already the local construction industry has picked up. Although the earthquake will hinder recovery from the recession in Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region. Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge).

Colorado Trusts _ Economic Factors


The portfolio of each Colorado Trust consists primarily of obligations issued by entities located in Colorado.

Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3%. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1992 fiscal year end fund balance was $133.3 million, which was $49.1 million over the 3% Unappropriated Reserve requirement. The 1993 fiscal year ending fund balance was $326.7 million, or $232.5 million over the 3% required Unappropriated Reserve. Based on March 20, 1994, estimates, the 1994 fiscal year ending fund balance is expected to be $283.6 million over the 3% required Unappropriated Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and will probably require judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State general fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation was filed in 1993 against the Littleton Public School District on issues relating to the power of Districts to increase mill levies for debt service purposes. In this litigation, taxpayers challenged the school district's ability to increase its mill levy to pay debt service on bonds validly authorized pursuant to law existing prior to enactment of the Amendment. In December of 1993, the district court ruled that the Amendment did not prevent the District from raising its mill levy for debt service purposes. The plaintiffs have appealed the district court's decision. The outcome of the appeal cannot be predicted at this time. However, appellate resolution of this case could determine whether Districts can increase the mill levy to pay debt service on outstanding general obligation bonds.

According to the Colorado Economic Perspective, Fourth Quarter, FY 1993-94, March 20, 1994 (the "Economic Report"), inflation for 1992 was 3.8% and population grew at the rate of 2.8% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1994 fiscal year will be limited to 6.6% over expenditures during the 1993 fiscal year. The limitation for the 1995 fiscal year is projected to be 7.1%, based on projected inflation of 4.2% for 1993 and projected population growth of 2.9% during 1993. The 1993 fiscal year is the base year for calculating the limitation for the 1994 fiscal year. For the 1993 fiscal year, general fund revenues totaled $3,450.1 million and program revenues (cash funds) totaled $1,617.6 million, resulting in total estimated base revenues of $5,067.7 million. Expenditures for the 1994 fiscal year, therefore, cannot exceed $5,402.2 million. However, the 1994 fiscal year general fund and program revenues (cash funds) are projected to be only $5,233.6 million, or $168.6 million less than expenditures allowed under the spending limitation.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings.
On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $100.3 million in fiscal year 1988, $134.4 million in fiscal year 1989, $116.6 million in fiscal year 1990, $16.3 million in fiscal year 1991, $133.3 million in fiscal year 1992 and $326.7 million in fiscal year 1993. The fiscal year 1994 unrestricted general fund is currently estimated to be $283.6 million.

For fiscal year 1993, the following tax categories generated the following respective revenue percentages of the State's $3,450.1 million total gross receipts: individual income taxes represented 51.0% of gross fiscal year 1993 receipts; excise taxes represented 31.5% of gross fiscal year 1993 receipts; and corporate income taxes represented 4.0% of gross fiscal year 1993 receipts. The final budget for fiscal year 1994 projects general fund revenues of approximately $3,546.6 million and appropriations of approximately $3,328.4 million. The percentages of general fund revenue generated by type of tax for fiscal year 1994 are not expected to be significantly different from fiscal year 1993 percentages.

State Debt. Under its Constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

State Economy. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1992 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the fourth and fifth largest employment sectors in the State, representing approximately 18.3% and 11.6%, respectively, of non-agricultural employment in the State in 1992. The Office of Planning and Budgeting estimates similar concentrations for 1993.

According to the Economic Report, during the first quarter of 1993, 68,700 net new jobs were generated in the Colorado economy, an increase of 4.3% over 1992. The unemployment rate improved slightly from an average of 5.8% during 1992 to 5.5% during 1993. Total retail sales increased by 10.0% during 1993.

Personal income rose 7.8% in Colorado during 1992 and 5.5% in 1991. During 1993 personal income rose 7.1% in Colorado as compared with 7.2% for the nation as a whole.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trusts), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

Connecticut Trusts _ Economic Factors


The portfolio of each Connecticut Trust primarily consists of obligations issued by entities located in Connecticut .
Investors should be aware that manufacturing was historically the most important economic activity within the State of Connecticut but, in terms of number of persons employed, manufacturing has declined in the last ten years while both trade and service-related industries have become more important, and in 1992, manufacturing accounted for only 20.1% of the total non-agricultural employment in Connecticut. Defense-related business represents a relatively high proportion of the manufacturing sector; reductions in defense spending have already had a substantial adverse effect on Connecticut's economy, and the State's largest defense contractors have announced substantial planned labor force reductions scheduled to occur over the next four years. Connecticut is now in a recession, the depth and duration of which are uncertain. Moreover, while unemployment in the State as a whole has generally remained below the national level, as of May, 1993, the estimated rate of unemployment in the State on a seasonally adjusted basis reached 7.4%, compared to 6.9% for the United States as a whole and certain geographic areas in the State have been affected by high unemployment and poverty. The State derives over 70% of its revenues from taxes imposed by it, the most important of which are the sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut Income Tax, enacted in 1991, is expected to supersede each of them in importance. There can be no assurance that general economic difficulties or the financial circumstances of the State or its towns and cities will not adversely affect the market value of the Bonds in the Connecticut Trusts or the ability of the obligors to pay debt service on such Bonds.

The General Fund budget adopted by Connecticut for the 1986-1987 fiscal year contemplated both revenues and expenditures of $4.3 billion. The General Fund ended the 1986-1987 fiscal year with a surplus of $365 million. The General Fund budget for the 1987-1988 fiscal year contemplated General Fund revenues and expenditures of $4.9 billion. However, the General Fund ended the 1987-1988 fiscal year with a deficit of $115.6 million. The General Fund budget adopted for the 1988-1989 fiscal year anticipated that General Fund expenditures of $5.5 billion and certain educational expenses of $206.7 million not previously paid through the General Fund would be funded in part from surpluses of prior years and in part from higher tax revenues, projected to result from tax laws in effect for the 1987-1988 fiscal year and stricter enforcement thereof; a substantial deficit was projected during the third quarter of the 1988-1989 fiscal year, but largely because of tax law changes that took effect before the end of the fiscal year, the deficit was kept to $28 million. The General Fund budget adopted for the 1989-1990 fiscal year anticipated expenditures of approximately $6.2 billion and, by virtue of tax increase legislation enacted to take effect generally at the beginning of the fiscal year, revenues slightly exceeded such amount. However, largely because of tax revenue shortfalls, the General Fund ended the 1989-90 fiscal year with a deficit for the year of $259.5 million, wiping out reserves for such events built up in prior years. The General Fund budget adopted for the 1990-1991 fiscal year anticipated expenditures of $6.4 billion but no significant new or increased taxes were enacted. Primarily because of significant declines in tax revenues and unanticipated expenditures reflective of economic adversity, the General Fund ended the 1990-91 fiscal year alone with a further deficit of $809 million.

A General Fund budget for the 1991-92 fiscal year was not enacted until August 22, 1991. This budget anticipated General Fund expenditures of $7.0 billion and revenues of $7.4 billion. Projected decreases in revenues resulting from a 25% reduction in the sales tax rate effective October 1, 1991, the repeal of the taxes on the capital gains and interest and dividend income of resident individuals for years starting after 1991, and the phase-out of the corporation business tax surcharge over two years commencing with taxable years starting after 1991 were expected to be more than offset by a new general income tax imposed at effective rates not to exceed 4.5% on the Connecticut taxable income of resident and non-resident individuals, trusts and estates. The General Fund ended the 1991-92 fiscal year with an operating surplus of $110 million. The General Fund budget for the 1992-93 fiscal year anticipated General Fund expenditures of $7.3 billion and revenues of $7.3 billion, and the General Fund ended the 1992-93 fiscal year with an operating surplus of $113.5 million. Balanced General Fund budgets for the biennium ending June 30, 1995, have been adopted appropriating expenditures of $7.8 billion for the 1993-94 fiscal year and $8.2 billion for the 1994-95 fiscal year. In addition, expenditures of federal, State and local funds in the twelve years started July 1, 1984 for the repair of the State's roads and bridges now projected at $9.5 billion are anticipated, a portion of the State's $4.1 billion share of which would be financed by bonds expected to total $3.7 billion and by direct payments both of which would be supported by a Special Transportation Fund first created by the General Assembly for the 1984-85 fiscal year.

To fund operating cash requirements, prior to the 1991-92 fiscal year the State borrowed up to $750 million pursuant to authorization to issue commercial paper and on July 29, 1991, it issued $200 million of General Obligation Temporary Notes, none of which temporary borrowings are currently outstanding. To fund the cumulative General Fund deficit for the 1989-90 and 1990-91 fiscal years, the legislation enacted August 22, 1991 authorized the State Treasurer to issue Economic Recovery Notes up to the aggregate amount of such deficit, which must be payable no later than June 30, 1996; at least $50 million of such Economic Recovery Notes, but not more than a cap amount, is to be retired each fiscal year commencing with the 1991-92 fiscal year, and any unappropriated surplus up to $205 million in the General Fund at the end of each of the three fiscal years commencing with the 1991-92 fiscal year must be applied to retire such Economic Recovery Notes as may remain outstanding at those times. On September 25, 1991, and October 24, 1991, the State issued $640.7 million and $325 million, respectively, of such Economic Recovery Notes, of which $630.6 million was outstanding as of March 1, 1994.

As a result of the State's budget problems, the ratings of its general obligation bonds were reduced by Standard & Poor's from AA+ to AA on March 29, 1990, and by Moody's from Aa1 to Aa on April 9, 1990. Moreover, because of these problems, on September 13, 1991, Standard & Poor's reduced its rating of the State's general obligation bonds and certain other obligations that depend in part on the creditworthiness of the State to AA-. On March 7, 1991, Moody's downgraded its ratings of the revenue bonds of four Connecticut hospitals because of the effects of the State's restrictive controlled reimbursement environment under which they have been operating.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition, but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations and increases in their future borrowing costs.

Florida Trusts _ Economic Factors


The portfolio of each Florida Trust consists primarily of obligations issued by entities located in Florida.

Population. In 1980, Florida was the seventh largest state in the U.S. by population. The State has grown dramatically since then and as of April 1, 1992, ranks fourth with an estimated population of 13.4 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 252,000 new residents a year from 1982 through 1991. The U.S. average population increase since 1980 is about 1% annually, while Florida's average annual rate of increase is about 2.8%. Florida continues to be the fastest growing of the eleven largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1982, the prime working age population (18-44) has grown at an average annual rate of 3.3%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970's the State's economy has diversified so as to provide greater insulation from national economic downturns. As a result, Florida's real per capita personal income has traced closely with the national average and has tracked above the southeast. From 1983 through 1992, the State's real per capital income rose at an average of 5.4% per year, while the national real per capita income increased at an average of 5.5% per year.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1992 was 61% of total personal income, while a similar figure for the nation for 1990 was 72%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

The State's per capita personal income in 1992 of $19,947 was slightly below the national average of $19,841 and significantly ahead of that for the southeast United States, which was $17,661. Real personal income in the State is estimated to increase 5.5% in 1993-94 and to increase 4.7% in 1994-95. By the end of 1994-95, real personal income per capita in the State is expected to average 6.7% higher than its 1992-93 level.

Employment. Since 1980, the State's job creation rate is almost twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states, second only to California in the absolute number of new jobs created. Contributing to the State's rapid rate of growth in employment and income is international trade. Since 1980, the State's unemployment rate has generally been below that of the U.S. In recent years, however, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The average rate in Florida since 1980 has been 6.5% while the national average is 7.1%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization"), the State's unemployment rate was 8.2% during 1992. As of January 1994, the Organization estimates that the unemployment rate will be 6.7% for 1993-94 and 6.1% for 1993-94.

The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the State added over 50,000 new manufacturing jobs, an 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

Total non-farm employment in Florida is expected to increase 2.7% in 1993-94 and rise 3.8% in 1994-95. Trade and services, the two largest sources of employment in the State, account for more than half of the total non-farm employment. Employment in the service sector should experience an increase of 3.9% in 1993-94. The service sector is now the State's largest employment category.

Construction. The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was just over 7% and in 1993, the share had edged downward to 5.0%. This trend is expected to continue as the State's economy continues to diversity. The State nevertheless has a dynamic construction industry with single and multi-family housing starts accounting for 8.5% of the total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S. total population. The State's housing starts since 1980 have represented an average of 11.0% of the U.S.'s total annual starts, and, since 1980, total housing starts have averaged 156.3 thousand a year.

A driving force behind the State's construction industry has been the State's rapid growth in population. Although the State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990's. This population trend should provide plenty of fuel for business and home builders to keep construction activity lively in the State for some time to come. However, other factors do influence the level of construction in the State. For example, Federal tax reform in 1986 and other changes to the Code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of commercial buildings and homes also contribute to the level of construction activity in the State. Hurricane Andrew left some parts of south Florida devastated. Post-Hurricane Andrew clean up and rebuilding have changed the outlook for the State's economy. Single and multi-family housing starts in 1993-94 are projected to reach a combined level of 118,000 and to increase to 134,300 next year. Lingering recessionary effects on consumers and tight credit are two of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. However, construction is one of the sectors most severely affected by Hurricane Andrew. Low interest rates and pent up demand combined with improved consumer confidence should lead to improved housing starts. The construction figures above include additional housing starts as a result of destruction by Hurricane Andrew. Total construction expenditures are forecasted to increase 15.6% this year and increase 13.3% next year.

Tourism.  Tourism is one of Florida's most important industries.  Approximately
40.9 million tourists visited the State in 1992, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1992 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive equally by air and car. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. The dollar's depreciation has enhanced the State's tourism industry. Tourist arrivals are expected to decline by almost two percent this year, but recover next year with 5.0% growth. Tourist arrivals to Florida by air and car are expected to diverge from each other, air decreasing 5.6% and auto increasing 1.6%. By the end of the State's current fiscal year, 41.0 million domestic and international tourists are expected to have visited the State. In 1994-95 tourist arrivals should approximate 43.0 million.

Revenues and Expenses. Estimated fiscal year 1993-94 General Revenue plus Working Capital funds available to the State total $13,582.7 million, an 8.4% increase over 1992-93. This reflects a transfer of $190 million, out of an estimated $220.0 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Of the total General Revenue plus Working Capital funds available to the State, $12,943.5 million of that is Estimated Revenues (excluding the Hurricane Andrew Impact), which represents an increase of 7.3% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $13,276.9 million, unencumbered reserves at the end of 1993-94 are estimated at $305.8 million. Estimated fiscal year 1994-95 General Revenue plus Working Capital Funds available total $14,293.5 million, a 5.2% increase over 1993-94. This amount reflects a transfer of $159.0 million in non-recurring revenue to a hurricane relief fund. The $13,877.2 million in Estimated Revenues represent an increase of 7.2% over the previous year's Estimated Revenues. The massive effort to rebuild and replace destroyed or damaged property in the wake of Hurricane Andrew is responsible for the substantial positive revenue impacts shown here. Most of the impact is in the increase in the State's sales tax.

In fiscal year 1992-93, approximately 62% of the State's total direct revenue to its three operating funds was derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property and beverage tax amounted to 68%, 7%, 4% and 4%, respectively, of total receipts by the General Revenue Fund during fiscal year 199_-9_. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 30% and 11%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by counties and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under State law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1993, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $9.4 billion, an increase of 12.5% over fiscal year 1991-92.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $442 million in fiscal year ending June 30, 1993. Alcoholic beverage tax receipts increased 1.6% from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1993, receipts from this source were $846.6 million, an increase of 5.6% from fiscal year 1991-92.

The State also imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $639.0 million during fiscal year 1992-93, a 27.0% increase from the previous fiscal year. Beginning in fiscal year 1992-93, 71.29% of these taxes are to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipt utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1992-93, this amounted to $447.9 million.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1992-93, total intangible personal property tax collections were $783.4 million, a 33% increase over the prior year. Of the tax proceeds, 66.5% is distributed to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0% for costs of administering the lottery. Fiscal year 1992-93 lottery ticket sales totaled $2.13 billion, providing education with approximately $810.4 million.

The State's severance tax applies to oil, gas, and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $64.5 million during fiscal year 1992-93, down 4.0% from the previous year. Currently, 60.0% of this amount is transferred to the General Revenue Fund.

Debt-Balanced Budget Requirement. At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1993, the State issued about $873 million in principal amount of full faith and credit bonds.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse effect on the State's financial position.

State law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the State Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $200 million.

The State maintains a bond rating of Aa and AA from Moody's Investor Service and S&P, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Bonds purchased by the Florida Trusts will not be adversely affected by any such changes.

Georgia Trusts _ Economic Factors


The portfolio of each Georgia Trust consists primarily of obligations issued by entities located in Georgia.

Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

The State and Its Economy. The State operates on a fiscal year beginning July 1 and ending June 30. Thus, the 1994 fiscal year ended June 30, 1994. Based on data of the Georgia Department of Revenue, receipts of the State from income tax and sales tax for the 1992 fiscal year comprised approximately 48.8% and 37.5%, respectively, of the total State tax revenues. Such data shows that total State treasury receipts for the 1992 fiscal year increased by approximately 2.16% over such collections in the 1991 fiscal year. The estimated 1993 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1993 fiscal year comprised approximately 48.1% and 38%, respectively, of the total State tax revenues. Total estimated State tax revenue collections for the 1993 fiscal year indicate an increase of approximately 9.89% over such collections in the 1992 fiscal year. The estimated 1994 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1994 fiscal year will comprise approximately 48.8% and 37.9%, respectively, of the total State tax revenues. Total estimated State tax revenue collections for the 1994 fiscal year indicate an increase of approximately 9.56% over such collections in the 1993 fiscal year.

Georgia experienced an economic slowdown in the late 1980s that continued into 1992. The 1991 fiscal year ended with a balanced budget, but only because the State had borrowed approximately $90 million from surpluses maintained for special uses. In light of weaker than expected monthly revenue collections in May and June of 1991, Georgia lawmakers, in a special legislative session, cut budgeted expenditures for the 1992 fiscal year by $415 million. Georgia ended its 1992 fiscal year, however, with strong monthly revenue collections. For the last four months of fiscal year 1992, Georgia's revenues were more than 6% higher than revenues reported one year earlier for the same period. By year-end, revenue collections fell only 0.1% short of that expected to cover 1992 expenditures. This shortfall was made up from funds allocated to but not used by state agencies. The authorized 1993 fiscal year budget consists of an $8.3 billion spending plan and approximately $750 million in new general obligation debt. On March 23, 1993, the Georgia General Assembly approved an $8.9 billion budget for the 1994 fiscal year which includes authorization for $792 million of general obligation borrowing.

The Georgia economy has performed relatively well during recent years and generally has expanded at a rate greater than the national average during that period. However, growth in 1988 through 1992 has slowed somewhat and was modest compared to the robust pace of the early 1980's. Georgia's economy, however, has made a recovery through the 1993 and 1994 fiscal years. The 1992 annual average unemployment rate for Georgia was 6.9% as compared for the 1992 national annual average unemployment rate of 7.4%. The 1993 annual average unemployment rate for Georgia was 5.7% as compared to the 1993 national annual average unemployment rate of 6.7%. Throughout 1994, the monthly unemployment rate for Georgia (not seasonally adjusted) has remained below the national average monthly unemployment rate (not seasonally adjusted). In June and July 1994, Georgia's unemployment rate was 5.8% and 5.9%, respectively, as compared to the national average unemployment rate of 6.2% for both months.

In July 1994, widespread flooding in central and southern Georgia caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities. As of July 12, 1994, Governor Zell Miller refused to estimate the dollar value of the damage but other sources estimate that damage could exceed $300 million. Thirty-one counties have been declared federal disaster areas. Moody's Investors Service, Inc. and Standard and Poor's Corporation are observing the situation in Georgia, but neither rating agency has expressed any immediate credit concerns.

Bond Ratings. Currently, Moody's Investors Service, Inc. rates Georgia general obligation bonds Aaa and Standard and Poor's Corporation rates such bonds AA+.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Several lawsuits have been filed against Georgia asserting that the decision in Davis v. Michigan Department of Treasury, 489 U.S. 803 (1989), invalidating Michigan's practice of taxing retirement benefits paid by the federal government while exempting state retirement benefits, also invalidates Georgia's tax treatment of Federal Retirement Benefits for years prior to 1989. Under Georgia's applicable 3 year statute of limitation the maximum potential liability under these suits calculated to April 1, 1992 would appear to be no greater than $128 million.

The plaintiffs in these suits, however, have requested refunds for a period from 1980 which could result in a maximum potential liability in the range of $591 million. Any such liability would be predicted on a holding by a Georgia court or the United States Supreme Court that the Davis decision is applicable to Georgia's prior method of taxing Federal Retirement Benefits, that the Davis decision is to be given a retroactive effect, i.e., that the decision affects prior tax years and that a refund remedy is appropriate. In Georgia's "test case", the Georgia Supreme Court held that no refunds are due. On June 28, 1993, however, the U.S. Supreme Court vacated that holding and remanded the case for further consideration in light of the U.S. Supreme Court decision in Harper v. Virginia Department of Taxation (Decided June 18, 1993). In Harper, the Court held that its decision in Davis applied retroactively to federal retirees who were denied Virginia personal income tax refunds.

Another suit filed against Georgia seeks a $31 million refund plus interest of liquor taxes imposed under a Georgia Statute found retroactively invalid by the U.S. Supreme Court. The trial court's decision that no refunds are due is currently being reviewed by the Georgia Supreme Court.

Two additional suits have been filed with the State of Georgia by foreign producers of alcoholic beverages seeking $96 million in refunds of alcohol import taxes imposed under another statute. These claims constitute 99% of all such taxes paid during the preceding three years.

In Board of Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $6 million. Both sides have moved for reconsideration. In a similar complaint, DeKalb County has requested restitution in the amount of $90 million, and there are approximately five other school districts which could file similar claims. It is not possible to quantify such potential claims at this time.


Maryland Trusts _ Economic Factors


The portfolio of each Maryland Trust consists primarily of obligations issued by entities located in Maryland.

Some of the significant financial considerations relating to the investments of the Maryland Trusts are summarized below. This information is derived principally from official statements and preliminary official statements relating to issues of Maryland obligations and does not purport to be a complete description.

The State's total expenditures for the fiscal years ending June 30, 1990, June 30, 1991 and June 30, 1992 were $11.0, $11.3 and $11.6 billion, respectively. As of January 13, 1993, it was estimated that total expenditures for fiscal 1993 would be $11.8 billion. The State's General Fund, representing approximately 55%-60% of each year's total budget, had a surplus on a budgetary basis of $57 million in fiscal year 1990, $55 thousand in fiscal 1991, and a deficit of $56 million in fiscal 1992. The Governor of Maryland reduced fiscal 1993 appropriations by $56 million to offset the fiscal 1992 deficit. The State Constitution mandates a balanced budget.

The 1993 fiscal year budget was enacted in April 1992 which, together with legislation enacted 1992, involved the transfer of certain funds, new fees and taxes, and alteration of certain statutory State expenditure programs. When the 1993 budget was enacted, it was estimated that the General Fund surplus at June 30, 1993 would be approximately $10 million on a budgetary basis. During the final months of fiscal year 1992 and the initial months of fiscal year 1993, collections of State revenues were below the levels estimated at the time of the adoption of the 1993 budget. The Governor proposed a cost containment plan to address this revenue shortfall and to provide reserves to finance potential deficiency appropriations. On September 30, 1992, the Board of Public Works approved the Governor's proposal to reduce General Fund appropriations by $168 million. The Board of Public Works also approved the Governor's proposal to reduce the special fund appropriations for the Department of Transportation by $30 million. Legislation was introduced at the 1993 session of the General Assembly to transfer this $30 million to the General Fund, as well as $10 million from various other special funds. In a special session held in November 1992, the General Assembly enacted legislation reducing State aid to local governments by $147 million. In addition, other elements of the Governor's original cost containment plan are in the process of being implemented or revised.

The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General. According to the most recent available ratings, general obligation bonds of the State are rated Aaa by Moody's and AAA by Standard & Poor's, as are those of Baltimore County, a separate political entity surrounding Baltimore City, and Montgomery County in the suburbs of Washington, D General obligation bonds of Prince George's County, the second largest metropolitan county, which is also in the suburbs of Washington, D, are rated A1 by Moody's and AA- by Standard & Poor's. The general obligation bonds of those other counties of the State, which are rated by Moody's, carry an A rating or better, except for those of Allegheny County, which are rated Baa. The most populous municipality in the State is Baltimore City, the general obligation bonds of which are rated A1 by Moody's and A by Standard & Poor's. The majority of Maryland Health and Higher Education Authority and State Department of Transportation revenue bond issues have received an A rating or better from Moody's.

While these ratings and the other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in State or local economic or political conditions.

Massachusetts Trusts - Economic Factors


The portfolio of each Massachusetts Trust consists primarily of obligations issued by entities located in Massachusetts.

Since 1988, there has been a significant slowdown in the Commonwealth's economy, as indicated by a rise in unemployment, a slowing of its per capita income growth and declining state revenues. In fiscal 1991, the Commonwealth's expenditures for state government programs exceed current revenues and although fiscal 1992 revenues exceeded expenditures, no assurance can be given that lower than expected tax revenues will not resume and continue.

1993 Fiscal Year Budget. On July 20, 1992 the Governor signed the Commonwealth's budget for fiscal 1993. This budget is based on estimated budgeted revenue and other sources of $14.641 billion, including current tax revenue estimates of $9.940 billion. Based on December 31, 1992 tax collections, tax revenues for the fiscal 1993 budget were revised upwards on January 27, 1993 from the original consensus tax estimate of $9.685 billion. Estimated tax revenues for fiscal 1993 are approximately $456.4 million greater than tax revenues for fiscal 1992. As modified by legislation enacted since July 20, 1992, the fiscal 1993 budget provides for estimated budgeted expenditures and other uses of $14.976 billion, which equals the sum of projected revenues and other sources plus approximately $319.4 million of the estimated $549.4 million positive budgetary fund balances existing as of the close of fiscal 1992. The projected fiscal 1993 budgeted expenditures and other uses represents an increase of 11.6% from fiscal 1992. The fiscal 1993 budget remains subject to certain of the Governor's line-item vetoes, which may be overridden by the legislature.

With regard to revenues, the fiscal 1993 budget depends on certain non-tax revenue sources, the availability of which is subject to certain contingencies. The fiscal 1993 budget assumes contained federal reimbursements related to uncompensated care payments, which is expected to be approximately $212.7 million in fiscal 1993.

The fiscal 1993 budget also assumes that the sale of certain assets will generate approximately $45.0 million in non-tax revenues; however, there are currently no agreements to sell such assets and the market for some or all of such assets is unfavorable. The fiscal 1993 budget also assumes receipt of approximately $80.0 million from the Massachusetts Water Resource Authority ("MWRA") under an agreement which would, among other things, relieve the MWRA of certain comparable future financial commitments to the Commonwealth.

1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.420 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totaled approximately $13.728 billion (including tax revenues of $9.484 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 is estimated to have ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million. After payment in full of the quarterly distribution of local aid to the Commonwealth's cities and towns ("Local Aid") in the amount of $514.0 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short term borrowings, as of June 30, 1992, the end of fiscal 1992, the Commonwealth showed a year-end position of approximately $731 million, as compared with the Commonwealth's cash balance of $182.3 million at the end of fiscal 1991.

1991 Fiscal Year. Budgeted expenditures for fiscal 1991 totalled approximately $13.6 billion, as against budgeted revenues and other sources of approximately $13.6 billion. The Commonwealth suffered an operating loss of approximately $21.2 million. Application of the adjusted fiscal 1990 fund balances of $258.3 resulted in a fiscal 1991 budgetary surplus of $237.1 million. State law requires that approximately $59.2 million of the fiscal year ending balances of $237.1 million be placed in the Stabilization Fund, a reserve from which funds can be appropriated (i) to make up any difference between actual state revenues in any fiscal in which actual revenues fall below the allowable amount, (ii) to replace state and local losses by federal funds or (iii) for any event, as determined by the legislature, which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions.

Upon taking office in January 1991, the new Governor proposed a series of legislative and administrative actions, including withholding of allotments under Section 9C of Chapter 29 of the General Laws, intended to eliminate the projected deficits. The new Governor's review of the Commonwealth's budget indicated projected spending of $14.1 billion with an estimated $850 million in budget balancing measures that would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to $8.8 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Legislature adopted a number of the Governor's recommendations and the Governor took certain administrative actions not requiring legislative approval, including the adoption of a state employee furlough program. It is estimated by the Commonwealth that spending reductions achieved through savings initiatives and withholding of allotments total approximately $484.3 million in aggregate for fiscal 1991. However, these savings and reductions may be impacted negatively by litigation pursued by third parties concerning the Governor's actions under Section 9C of Chapter 29 of the General Laws and with regard to the state employee furlough program.

In addition, the new administration in May 1991 filed an amendment to its Medicaid state plan that enables it to claim 50% federal reimbursement on uncompensated care payments for certain hospitals in the Commonwealth. As a result, in fiscal 1991, the Commonwealth obtained additional non-tax revenues in the form of federal reimbursements equal to approximately $513 million on account of uncompensated care payments. This reimbursement claim was based upon recent amendments of federal law contained in the Omnibus Budget Reconciliation Act of 1990 and, consequently, on relatively undeveloped federal laws, regulations and guidelines. At the request of the federal Health Care Financing Administration, the Office of Inspector General of the United States Department of Health and Human Services has commenced an audit of the reimbursement. The administration, which had reviewed the matter with the Health Care Financing Administration prior to claiming the reimbursement believes that the Commonwealth will prevail in the audit. If the Commonwealth does not prevail, the Commonwealth would have the right to contest an appeal, but could be required to repay all or part of Medicaid reimbursements with interest and to have such amount deducted from future reimbursement payments.

1990, 1989 and 1988 Fiscal Years. In July 1989, the former Governor vetoed certain provisions included in the budget legislation for fiscal 1990, including approximately $273 million of the fiscal 1990 appropriations, including $100 million for local aid to the Commonwealth's cities and towns ("Local Aid"). One of the Governor's vetoes occasioned a default by the Commonwealth on a September 1, 1989 payment of $2.5 million on a general obligation contract with the Massachusetts Community Development Finance Corporation to which its full faith and credit had been pledged, which payment was made on September 17, 1990 after a supplemental appropriation was proposed by the Governor and passed by the legislature. The legislature overrode the Governor's veto of $100 million of Local Aid and the Governor then indicated that he was withholding the allotment for such expenditure. The Supreme Judicial Court invalidated the Governor's withholding of $210 million of appropriated funds for certain Local Aid purposes in May 1990.

Budgeted expenditures for fiscal 1988, 1989 and 1990 totalled approximately $11.6 billion, $12.6 billion and $13.3 billion respectively. Budgeted revenues for fiscal 1988, 1989 and 1990 totalled approximately $11.3 billion, $12.0 billion and $12.0 billion, respectively.

Employment. Reversing a trend of relatively low unemployment during the early and mid 1980s, the Massachusetts unemployment rate has increased significantly during the last three years to where the Commonwealth's unemployment rate
exceeds the national unemployment rate.   In 1989, the average Massachusetts
unemployment rate was 4.0%, representing a 0.8% increase over the average 1987 unemployment rate, while the average United States unemployment rate was 5.3%, representing a 0.9% decrease over the average 1987 United States unemployment rate. During 1990, the Massachusetts unemployment rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate in October 1992 was 8.4%, down from 8.6% for September 1992. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include the recently announced proposal by the Clinton Administration to close United States military bases and reduce federal government spending on defense-related industries. Due to this and other considerations, there can be no assurances that unemployment in the Commonwealth will not increase in the future.

Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at A, having upgraded the rating from BBB on September 9, 1992. At the same time, S&P upgraded the rating of state and agency notes from SP2 to SP1. In raising the rating, S&P cited the Commonwealth's improved financial status as key to the upgrade. Prior to these actions by S&P, the Commonwealth had experienced a steady decline in its S&P rating, with its most recent decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

Moody's currently rates the Commonwealth's uninsured general obligation bonds at A, having upgraded the rating from Baa on September 9, 1992. Moody's in raising the rating on the bonds, pointed to the Commonwealth's application of conservative revenue assumptions and efforts to impose spending discipline as having reduced the Commonwealth's financial vulnerability and restored fiscal control. Prior to this increase, the Commonwealth had experienced a steady decline in its rating by Moody's since May 1989. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2, and its rating on the Commonwealth's commercial paper from P-1 to P-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, citing the Commonwealth's lowering of revenue estimates, its fiscal year 1990 deficit and to the legislature's apparent lack of consensus on how to deal with it. On March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa, citing "extended inaction" in resolving the Commonwealth's growing budget deficit. There can be no assurance that these ratings will continue.

In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and the respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Bonds deposited in any Massachusetts Trust. Should there be during the term of a Massachusetts Trust a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Bonds in such Trust, and interest income to the Trust could be adversely affected.

Total Bonds and Note Liabilities. The total general obligation bonded indebtedness of the Commonwealth as of January 1, 1993, was approximately $7.9 billion. There were also outstanding approximately $339 million in general obligation notes and other short-term general obligation debt. The total bond and note liabilities of the Commonwealth as of January 1, 1993, including guaranteed debt and contingent liabilities, was approximately $12.4 billion.

Debt Service. During the 1980's, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that period. Payments for debt service on Commonwealth general obligation bonds and notes have risen at an average annual rate of 18.7% from $563.7 million in fiscal 1988 to an estimated $942.3 million in fiscal 1991. Debt service payments in fiscal 1992 were $898.3 million. Debt service payments for fiscal 1992 reflect a $261 million one-time reduction achieved as a result of the issuance of the refunding bonds in September and October 1991. Debt Service expenditures are projected to be $1.195 billion for fiscal 1993 and $1.311 billion for fiscal 1994. The amounts represented do not include debt service on notes issued to finance the fiscal 1989 deficit and certain Medicaid related liabilities, certain debt service contract assistance to the Massachusetts Bay Transportation Authority, the Massachusetts Convention Center Authority and the Massachusetts Government Land Bank, as well as grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds.

In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) for fiscal 1992 is 4.9% which is projected to increase to 6.1% in fiscal 1993.

Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet Federal standards, including those governing receipt of Federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

As a result of comprehensive legislation approved in January 1988, the Commonwealth is required, beginning in fiscal 1989, to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. Total pension costs increased at an average annual rate of 5.8% from $600.2 million in fiscal 1988 to $751.5 million in fiscal 1992. The projected pension costs (inclusive of current benefits and reserves) for fiscal 1993 are $873.8 million, representing an increase of 16.2% over the fiscal 1992 expenditures.

Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean up of Boston Harbor. The Massachusetts Water Resource Authority ("MWRA"), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with Federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.5 billion in current dollars.

The Massachusetts Hospital Association has brought an action challenging an element of the Medicaid rate-setting methodologies for hospitals. If the plaintiff hospitals are successful, the Commonwealth may face additional liabilities on the order of $70 million to $100 million. The parties have recently agreed to a process of settlement and payment of fiscal 1988 through 1991 claims, with payment to be made in fiscal 1993.

There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are
reimbursed by the Commonwealth.   To the extent that such actions result in
judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

In December 1988, nine municipalities of the Commonwealth which claim to own substantial interests in a nuclear power plant in Seabrook, New Hampshire, filed suit against the Commonwealth, the Governor, the Attorney General and other State officials claiming damages arising from their opposition to licensure of the plant. The municipalities allege damages in the amount of $1 billion. The Commonwealth's motion to dismiss was allowed, but the plaintiffs in that case have appealed and the case is under advisement in the Appeals Court.

In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. The amount of taxes and interest at issue in those cases is approximately $195 million.

A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. These include challenges to the Commonwealth's allocation of school aid and to the Governor's authority to withhold or reduce allotments of appropriated funds under section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcomes of these proceedings.

Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

Expenditure and Tax Limitation Measures. Limits have been established on State tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The Executive Office for Administration and Finance currently estimates that State tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1992.

Proposition 2-1/2, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns, and large increases in state aid to offset such revenue losses. According to Executive Office for Administration and Finance, all of the 351 cities and towns have not achieved a property tax level of no more than 2.5% of full property values. Under the terms of Proposition 2-1/2, the property tax levy can now be increased annually for all cities and towns, almost all by 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and of significant improvements to property. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November 1990 further regulates the distribution of Local Aid and, among other matters, requires, subject to appropriation, the distribution as Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct Local Aid.

Other Tax Matters. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75% respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years. The tax is applicable to all personal income except income derived from interest, dividends, capital gains, unemployment compensation, alimony, rent, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for the tax year 1990 and subsequent years, by recently enacted legislation.

Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

Michigan Trusts _ Economic Factors


The portfolio of each Michigan Trust primarily consists of obligations issued by entities located in Michigan.

Economy. The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 17% by 1992. However, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes and single business taxes.

Recently, as well as historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. For example, for 1992 the average monthly unemployment rate in the State was 8.8% as compared to a national average of 7.4%. For 1993, the average monthly unemployment rate in the State was 8.7% as compared to a national average of 6.8%.

Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with GAAP. The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 59 percent from the payment of State taxes and 46 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax and approximately 38% of sales tax. In addition, the State levies various other taxes. Approximately one-half of total General Fund expenditures are made by the State's Department of Education and Department of Social Services. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlays.

Despite modest surpluses in the three preceding fiscal years, the State ended fiscal years 1989-90 and 1990-91 with negative balances of $310.3 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. The State ended fiscal year 1992-93 with a projected balance of $26 million after the transfer of $286.2 million to the BSF described below.

The State budget for the 1993-94 fiscal year, which began on October 1, 1993, was passed by the Legislature in September 1993. This budget passed by the Legislature totaled $7,955.5 million from General Fund/general purpose revenues. The Governor vetoed $2.3 million of these appropriations. In December 1993, supplemental appropriations of $45 million were adopted and signed by the Governor.

The State also maintains the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. The unreserved balance for the BSF for the 1990-91 fiscal year end was $182.2 million and for the 1991-92 fiscal year end was $20.1 million. Approximately $286.2 million is expected to be transferred to the BSF bringing the preliminary accrued balance of the BSF as of September 30, 1993 to $307.1 million.

Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year,
(ii) short and long term debt unlimited in amount for the purpose of making loans to school districts and (iii) long term debt for voter-approved purposes.

The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program and recreation program purposes totalling as of September 30, 1993, approximately $386 million. In November 1988 the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $440 million remains to be issued. The State issued $900 million in general obligation notes in February 1993 which matured on September 30, 1993. The State issued $40.9 million in general obligation school loan notes in October 1993 which will mature on April 29, 1994.

Other Issuers of Michigan Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

Ratings. Currently the State's general obligation bonds are rated A1 by Moody's, AA by S&P and AA by Fitch Investors Service, Inc.

Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings is not determinable.

Property Tax. At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. In addition, the State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax will be increased from 4% to 6%, the State income tax will be decreased from 4.6% to 4.4%, the cigarette tax will be increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price will be imposed on certain other tobacco products. A 2% real estate transfer tax will be effective January 1, 1995, which will decrease to 0.75% in April 1995. Beginning in 1994, a state-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes will be partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. The adopted ballot proposal contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

The adopted ballot proposal contained a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding would provide each school district an amount equal to the difference their foundation allowance and the revenues generated by their local property tax levy. Local school districts would also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The proposal also contained provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

The adopted ballot proposal will shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund theses additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Minnesota Trusts _ Economic Factors


The portfolio of each Minnesota Trust consists primarily of obligations issued by entities located in Minnesota.

In the early 1980s, the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions), reduced appropriations and deferred payments of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local governments, school districts and State agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

Because of the State's fiscal problems, Standard & Poor's reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982.

The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. Legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aid to political subdivisions and higher education, and making other budgetary adjustments. A budget analysis released by the Minnesota Department of Finance on May 27, 1994 projects a General Fund balance of $130 million at the end of the current biennium, June 30, 1995, plus a budget reserve of $500 million. Total projected expenditures and transfers for the biennium are $16.9 billion. Recently, the Minnesota Supreme Court has determined that numerous banks are entitled to refunds of Minnesota bank excise taxes paid for tax years 1979 through 1983. The taxes and interest to be refunded are estimated to be in excess of $188 million. The State will be permitted to pay the refunds over a four-year period. The State also is party to a variety of other civil actions that could adversely affect the State's General Fund.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in the State. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that fiscal problems of the State will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.


Missouri Trusts _ Economic Factors


The portfolio of each Missouri Trust consists primarily of obligations issued by entities located in Missouri (the "State"). Bonds in a Missouri Trust may include obligations issued by or obligations not issued by the State of Missouri.

Each Missouri Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in the State and is derived from sources that are generally available to investors and is believed to be accurate, including information obtained from various State agencies in Missouri. No independent verification has been made of the accuracy or completeness of any of that information.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on issuers of Bonds and the obligors thereon, will not adversely affect the market value of Missouri Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations. Because all or most of the Bonds in the Trust are revenue or general obligations of local governments, rather than general obligations of the State itself, ratings on the Bonds may be different from those given to general obligations of the State. Prospective investors should study with care the portfolios of Bonds in the Trust and should consult with their own investment advisors as to the merits of particular issues in the portfolio.

Economic Condition and Outlook for the State of Missouri. As noted in the Comprehensive Annual Financial Report for the fiscal year ended June 30, 1993 which was prepared and issued by the State Office of Administration, Division of Accounting and audited by the State Auditor's Office, the State improved its financial condition in fiscal year 1993. Withholdings and spending controls limited expenditures to a small increase and revenue collections were on target with projections. As a result, revenues exceeded expenditures for the General Revenue Fund and all funds in total. Balancing Missouri's budget in fiscal year 1993 was achieved through spending controls.

As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The economic outlook is for modest improvement in fiscal year 1994. Missouri's per capita personal income, which directly impacts individual income tax and sales tax, rose at a 4.6% rate during calendar year 1992. General revenue collections in fiscal year 1993 were $4,350.4 million, 3.3% above fiscal year 1992 collections. The Office of Administration projects fiscal year 1994 general revenue collections at $4.556.2 million, an increase of 4.7%. The fiscal year 1994 budget is based upon an extensive examination of current economic trends and long-term forecasts of the National and State economy and their impact on State revenues. Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $275.8 million in fiscal year 1993 which is about 6% of the State's general revenue budget.

A large portion of the State has experienced severe flood conditions during 1993. The flood conditions have receded, and the evaluation of the extent of damage to the State and municipal infrastructure, including bridges, roads, railways, water treatment plans, sewage treatment plants, drainage systems, levees, as well as damage to private property and commerce, including homes, farms, commercial buildings, business operations was begun in 1993; the full extent of damage is not yet determinable but is expected to be extensive. The cost of flood damage has been partially offset by federal disaster aid, and initial federal aid payments have begun, but the full nature and extent of further federal disaster aid is not yet known. It is not yet possible to predict whether such flood conditions will have a materially adverse effect on the Bonds held in the Trust, or the obligors thereon.

Economic statistics included in the Comprehensive Annual Fiscal Report for the State of Missouri for fiscal year 1993, as published by the Missouri Department of Economic Development, indicate a slowing in certain key economic growth indicators, such as new investment, new jobs, and new manufacturers, from levels attained in the mid and late 1980s. The State's unemployment rates have followed a course similar to the unemployment rate for the nation, except in 1992 when the State's unemployment rate decreased when compared to 1991 while the national unemployment rate increased for the same period. However, over the last ten years there have been at least four years during which the State's unemployment rate exceeded that of the national average.

Since 1989 industrial growth in the State has taken a downturn. From 1987 to 1989, the number of new manufacturers in the State grew from 93 to 118 and the number of expansions in existing manufacturers also grew from 130 in 1987 to 223 in 1989. The number of new manufacturers and the number of expansions in existing manufacturers peaked in 1989, reaching the highest it had been since at least 1983, as reported in the 1993 Missouri Comprehensive Annual Financial Report. However, from 1989 to 1992, the number of new manufacturers in the State declined from 118 in 1989 to 73 in 1992, and the number of expansions in existing manufacturers also decreased, from 223 in 1989 to 110 in 1992. Correspondingly, investment in industrial growth in the State has declined in the past few years from $966.02 million in 1988 to $293.62 million in 1991, which figure represents the lowest investment totals for the State in the prior nine years. However, industrial investment increased $1,085.68 million in 1992.

The State's largest private employers represent a wide spectrum of industries. These industries engage in manufacturing, defense-related contracts, retail and wholesale, health-related services, education and communications, among others. Based on data from the Missouri Department of Economic Development for 1993, the fifteen largest private employers in the State in descending number of employees are: McDonnell Douglas Corporation, Wal-Mart Stores, Inc., Trans World Airlines, Inc., Southwestern Bell Telephone Company, Washington University, American Telephone & Telegraph Company, Schnuck Markets, Inc., SSM Health Care, Hallmark Cards, Incorporated, the Ford Motor Company, Sears Roebuck, Inc., Barnes Hospital, St. Louis University, Union Electric Company and May Department Stores. At the end of fiscal year 1992, these employers' labor forces ranged in size from 20,000 to 30,000 employees for McDonnell Douglas Corporation to 5,000 to 6,000 employees for the May Department Stores. Since the compilation of the foregoing data on these private employers, some of the foregoing listed employers have announced and are implementing reductions in their labor forces.

Defense-related business plays an important role in Missouri's economy. Historically a large number of civilians have been employed at various military installations and training bases in the State. Aircraft and other related defense contractors in the State of Missouri have historically been the recipients of sizable defense contract awards. Both defense-related businesses and the airline industry, both as manufacturers and as providers of transportation services, are under pressure in the State of Missouri, as Congress makes significant reductions in defense spending, and the airline industry continues to feel the impact of deregulation. Further reductions in the labor force in these industries may have a materially adverse effect on the economy of the State.

Based on data obtained from the U.S. Department of Commerce-Bureau of the Census and the Bureau of Economic Analysis for the past 30 years, the State has faced declining increases in population. Percentage increase in population has systematically declined since 1970 measured at 10-year intervals. For the last 30 years, the percentage of population living in urban and rural areas has stabilized at approximately 70 percent of the population living in urban areas, stemming the prior growth in urban populations.

Major Initiatives. The "Outstanding Schools Act" legislation was passed in fiscal year 1993, which will provide significant changes in the State's education system in future years. The Act revised the public school foundation formula, established a school reform program and provided numerous enhancements to existing programs.

The Act also provides new procedures for funding of public education. The revenue sources for the plan include a cap of the State deduction for federal taxes paid by individuals at $5,000 on single returns and $10,000 on joint returns. Previously, there was no limit on the amount of federal taxes that could be deducted. A further revenue source for the new plan is limiting the State deduction for federal taxes paid by corporations at 50% and an increase in the corporate income tax from 5% to 6.25%. According to projections developed by the State Office of Administration, Division of Budget and Planning, the amount and sources of funding for fiscal year 1994 are $76.4 million from the limitation of the federal income tax deductions for individuals, and $29.3 million from the combined effect of increased State corporate income tax rate and the 50% cap of the State deduction for federal corporate income taxes. The projections are based upon assumptions of a growth factor of 6% in 1994. The State has used growth factors of 5% in fiscal years 1995 and thereafter to project the impact of the plan through fiscal year 1997 at $215.2 million from individuals and $95.2 million from corporations. Finally, as a minimum, each school district must have a property tax levy at $2.75, up from the $2.00 property tax levy in use before the effective date of the plan. The maximum State equalized tax levy was set at $4.60. The additional taxes imposed by the Outstanding Schools Act will be subject to a Statewide referendum if the State supreme court rules that the State has not violated the State Constitution in the manner and amounts of funding for public education.

Capital Expenditures. In fiscal year 1993, Missouri invested a total of $99.8 million in its capital assets with appropriations for maintenance and construction projects throughout the State. Included in this total were capital appropriations of: $8.8 million for projects at colleges and universities; $25.0 million for projects at natural wildlife areas, State forests and stream access areas; $20.7 million for projects at mental health facilities, including a new acute care facility; $12.1 million for projects at State parks; $6.1 million for projects at public safety facilities, including armories and veterans' homes; and $6.9 million for projects at job service offices, including new office buildings in St. Louis County and City.

Budgetary Control. The State maintains budgetary controls to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the State legislature and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained by the individual departments. Expenditures cannot exceed the appropriation amounts at the department appropriation level. Also, the Governor has the authority to reduce the allotments or appropriations in any fund if it appears that revenues for the fiscal year will fall below the estimated revenues. Encumbrance accounting under which purchase orders, contracts and other commitments for the expenditure of moneys are recorded in order to reserve part of the appropriation, is employed for purposes of budgetary control and contract compliance. Unexpended appropriations lapse at the end of each appropriation year.

General Government Functions. Revenues for general government functions (General, Special Revenue, Debt Service and Capital Projects funds) totaled $8.9 billion in fiscal year 1993, an increase of 4.4% from fiscal year 1992. Taxes produced 58.8% of general revenues, an increase of 10.3% from fiscal year 1992. Contributions and Intergovernmental charges produced 33.9% of general revenues, a decrease of 4.6% from fiscal year 1992. Expenditures for general government functions (General, Special Revenue, Debt Service and Capital Projects Funds) totaled $8.3 billion in fiscal year 1993, an increase of 4.2% from fiscal year 1992. The majority of the expenditure increase is attributed to increases in Education and Human Services. Education received $2.6 million, an increase of 5.3% from fiscal year 1992. Human Services received $3.6 million, an increase of 4.9% from fiscal year 1992. Transportation and Law Enforcement received $971,234, an increase of 1.4% from fiscal year 1992.

Fund Balance. The State ended fiscal year 1993 with an unreserved fund balance (surplus) of $643 million for the governmental funds. The unreserved fund balance of the General Fund improved due to increases in revenues and withholdings of appropriations to control expenditures. Following is a table representing a comparison of the 1993 and 1992 fiscal year unreserved fund balances (in thousands of dollars) for the funds comprising these figures.













                            FUND-
1993-
1992-
INCREASE
(DECREASE)
---
General-$98,830-$  81,139-$  17,691
Special Revenue-450,230-  323,488-   126,742
Capital Projects-94,646-     72,911-      21,735
---
Total Fund Balance-$643,706-$477,538-$166,168
        .

Pension Funds. The State has two retirement systems, the Missouri State Employees' Retirement System (MOSERS) and the Highway Employees' and Highway Patrol Retirement System (HEHPRS). Retirement benefits for members of the judiciary are included below within MOSERS. Some key actuarial amounts for the systems (in thousands of dollars) at June 30, 1993 were:


   -
MOSERS   -
HEHPRS
Pension benefit obligation-$2,216,569            -$930,093
Net assets available, at cost-2,238,801            -  659,662
--
Unfunded (assets in excess of)
pension benefit obligation-$   (22,232)              -$270,431
        .

The unfunded pension benefit obligation of MOSERS decreased during fiscal year 1993.

Tax Limitation. Article X of Missouri's Constitution imposes various restrictions on taxation and spending by the State and by local governments.
Section 16 of Article X generally requires that property and other local taxes and state taxation and spending may not be increased above the limitations set forth in Missouri's Constitution without direct voter approval. Section 22 of
Article X limits the amount of taxes, licenses or other fees that may be levied absent approval of a majority of the qualified voters. Section 18 of Article X imposes a limit (the "Limit") on the amount of taxes which may be imposed by the State in any fiscal year. The Limit is tied to total State revenues for the fiscal year 1980-81, as defined, adjusted annually in accordance with a formula which is tied to increases in the average personal income of Missouri for certain designated periods. If the Limit is exceeded in any fiscal year, a refund of the excess revenues (through a pro rata credit on the state income tax return) may be required. The Limit can be exceeded by a constitutional amendment, duly adopted by the people, or if the State's General Assembly approves by a two-thirds vote of each house an emergency declaration by the Governor. The Office of Administration has determined that the revenue limit was not exceeded in fiscal year 1993.

In November of 1994, the Missouri voters are to vote on a constitutional amendment that would redefine the definition of State revenues for purposes of computing the Limit to include certain revenues that are currently not included in the valvulation. If this amendment is approved, projections for fiscal years 1995 and 1996 prepared by James R. Moody of James R. Moody and Associates, Jefferson City, Missouri, who was the Missouri State budget director from 1987 to 1989, indicate that refunds will have to be made in such fiscal years of $516.7 million and $507.2 million, respectively, and State revenues available to fund programs will correspondingly be reduced. (Mr. Moody has characterized such estimates as conservative. No assurance can be given, however, that these estimates accurately predict the impact of this amendment on the State's revenues in fiscal years 1995 and 1996. Mr. Moody did not make any projections for the years follow 1996.) In addition to the reduction in State revenues, the amendment could generate litigation to which the State may be a party.

No prediction can be made as to whether or not this amendment will be approved or, if approved, will be enforceable. However, if approved, the amendment could have a material adverse affect on the State's revenues in the future.

Debt Administration. Article III, Section 37 of the Constitution of the State of Missouri restricts the power of the State to create debt without voter approval except to refund outstanding bonds and to incur limited temporary liabilities and by reason of unforeseen emergencies or deficiencies in revenue.
Article VI, Section 26(a) - 26(g) of Missouri's Constitution imposes limitations on the ability of local governments to incur certain indebtedness without voter approval.

The amount of general obligation debt that can be issued by the State is limited to the amount approved by citizen vote plus the amount of $1 million. The State's debt limit at June 30, 1993 was $1.226 billion of which $281.5 million was unissued. During fiscal year 1993, $25.9 million of the bonds were retired, $297.8 million of the bonds were refunded and $358.6 million of new bonds were issued. At year end, the total general obligation debt outstanding was $839.2 million and the interest rate range was from .05 to 9.25 percent.

The State's general obligation bond issues received triple "A" ratings from Moody's Investors Services, Inc., Standard & Poor's Ratings Group and Fitch Investors Services, Inc.

The State's revenue bond coverage (i.e., the ratio of net revenue available for debt service to the debt service requirements, has increased from .5 in 1987 (the low in the last ten years) to 1.33 in 1993. No assurance can be given, however, that the economic and other factors on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Because some or all of the bonds that may be included in the Trust are revenue or general obligations of local governments or authorities, rather than general obligations of the State itself, ratings on such bonds may be different from those given to general obligations of the State.

Cash Management. During the year, cash from the various State funds are invested by the State Treasurer. Most of these funds' cash balances are pooled for investment purposes. The State also invests its "float" which increases the earning power. Cash was invested in time deposits with maturities ranging from 30 to 365 days, in U.S. Treasury and federal agency securities with maturities ranging from 1 to 1,096 days and in repurchase agreements with maturities ranging from 1 to 90 days. At June 30, 1993, these investments consisted of Time Deposits ($453.6 million), Treasurer and Agency Securities ($234.3 million), and Repurchase Agreements ($832.4 million). The average yield on maturing investments during the year was 3.19% and the amount of interest received was $40.9 million.

The State attempts to minimize credit and market risks while maintaining a competitive yield on its investments. Approximately 90% of investments held by the State at June 30, 1993 are classified in the lowest risk category as defined by the Governmental Accounting Standards Board. All deposits invested by the State Treasurer are either insured by federal depository insurance of collateralized. A portion of deposits of the Economic Development, Export and Infrastructure Board are uninsured and uncollateralized. However, this represents less than 1% of the State's total deposits.

Public School Desegregation Plans. Litigation has been pending in Missouri federal courts since the 1970s alleging that St. Louis and Kansas City, Missouri, schools are racially segregated in violation of the United States Constitution. A desegregation plan for St. Louis was approved in 1980 and remained in effect. With regard to Kansas City, a desegregation plan was implemented in 1985, and in April 1993, the United States District Court for the Western District of Missouri ordered a two-year extension of the desegregation plan. Under the plans, the State of Missouri has incurred and continues to incur substantial costs.

The Kansas City, Missouri School District ("KCMSD") has already budgeted $517 million for capital improvements to effect the desegregation plan; however, these costs are expected to escalate, and the scope of the total capital improvements program is unknown. The State of Missouri is jointly and severally liable for the KCMSD's share of the desegregation costs. The KCMSD has accumulated debt of $87 million, and an additional approximately $130 million is expected to be incurred in fiscal years 1993 and 1994. KCMSD operates at a substantial deficit, which is projected to accumulate to as much as $300 million by the end of the decade. Accordingly, no predictions can be made about the future financial viability of the KCMSD or the effect of the possible insolvency of KCMSD on the State of Missouri.

No assurance can be given that the ultimate costs of the current plans, new legislation or additional measures that are expected to be implemented or ordered, which cannot currently be quantified, will not adversely affect the finances of the State of Missouri, the State's ability to pay the debt service on any of its Obligations that may be held in the portfolio of the Trust, or the market for Bonds held in the portfolio of the Trust or the Units of the Trust.

Risk Management, Litigation and Other Contingent Liabilities. The State assumes substantially all risks associated with claims of State employees for unemployment compensation benefits; claims of covered employees for workers' compensation and Second Injury Fund benefits; claims of covered employees for medical insurance; liability claims against the State or its agencies for the dangerous conditions of property and operation of motor vehicle and watercraft; and liability claims actionable under the law that parties may file against the State, its officials, employees, or appointees.

The State maintains the Legal Expense Fund which purchases insurance coverage for aircraft liability and hull; and faithful Performance Employee Bond.

The State is a party to numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Adverse judgments in these or other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. In addition to the school desegregation cases discussed above, the State is also subject to pending litigation naming the State as a defendant on child welfare payments. The plaintiffs in the welfare case allege that the State did not follow federal regulations in assessing non-custodial parents for child welfare payments. A United States District Court Judge ruled that the State was liable for assessment in excess of the amounts allowed by federal regulations. The judgment was appealed to the 8th United States Circuit Court which upheld the lower court's decision. The case has been remanded by the 8th United States Circuit Court for further proceedings in the District Court. The Office of Administration made a note specifically for this case in the State's June 30, 1993 Financial Statement, and declined to determine the potential impact on such financial statement. In addition to the State's risk management program, the State has indicated certain other contingent liabilities in the notes to its June 30, 1993 Financial Statement. The State has concluded that a portion of those liabilities, if they become due, would be immaterial. The other contingent liabilities noted total approximately $10 million.

Other Issuers of Bonds. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risk and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

New Jersey Trusts - Economic Factors


The portfolio of each New Jersey Trust consists primarily of obligations issued by entities located in New Jersey.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,050 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1992 the State ranked second among the states in per capita personal income ($26,457).

The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid-1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 7.1% in June 1994, which is higher than the national average of 6.0% in June 1994. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The debt service obligation for such outstanding indebtedness is $119.9 million for Fiscal Year 1994.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal Year 1991, there was a surplus in the general fund of $11.4 million. New Jersey closed its Fiscal Year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its Fiscal Year 1993 with a surplus of $361.3 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration has contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation, the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions range from 1% up to 10% in income tax rates will take effect.

On June 30, 1994 Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget, which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are case challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into each Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's method of funding the judicial system, certain provisions of New Jersey's hospital rate-setting system, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and recently enacted legislation calling for a revaluation of several New Jersey public employee pension funds in order to provide additional revenues for the State's general fund. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years prior to 1991, both Moody's and Standard and Poor's had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, Standard and Poor's downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, Standard and Poor's placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year begins on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, Standard and Poor's reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its Credit Watch list, although it stated that New Jersey's long-term financial outlook is negative. Standard and Poor's was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its AA+ rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist.

Although New Jersey recently received $412 million in settlement of its $450 million dispute with the federal government for retroactive Medicaid reimbursements, neither Moody's Investors Service, Inc. nor Standard and Poor's Corporation has revised its rating for New Jersey general obligation bonds.

New York Trusts - Economic Factors


The portfolio of each New York Trust includes primarily obligations issued by New York State (the "State"), by it various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

(1)	The State:  The State has historically been one of the wealthiest states in the nation.  For decades, however, the State economy has grown more slowly than that of the  nation as a whole, gradually eroding the State's relative economic affluence.  Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents.  Regionally, the older northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.  The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Slowdown of Regional Economy. A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. Moderate economic growth is expected to continue in calendar year 1994 at a slightly faster rate than in 1993. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an oversupply of office buildings. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

1994-95 Fiscal Year. The Governor presented the recommended Executive Budget for the 1994-95 fiscal year on January 18, 1994 and amended it on February 17, 1994. The Recommended 1994-95 State Financial Plan projects a balanced General Fund, receipts and transfers from other funds at $33.422 billion (including a projected $339 million surplus anticipated for the State's 1993-94 fiscal year) and disbursements and transfers to other funds at $33.399 billion.

The recommended 1994-95 Executive Budget includes tax and fee reductions ($210 million), retention of revenues currently received, primarily by deferral of a scheduled personal income tax rate reduction ($1.244 billion), and additional increases to miscellaneous revenue sources ($237 million). No major additional programs are recommended other than a $198 million increase in school aid, $185 million in Medicaid cost-containment initiatives and $110 million in local government Medicaid costs to be assumed by the State.

There can be no assurance that the State Legislature will enact the Executive Budget as proposed, nor can there be any assurance that the Legislature will enact a budget for the State's 1994-95 fiscal year prior to its commencement. A delay in its enactment may negatively affect certain proposed actions and reduce projected savings.

1993-94 Fiscal Year. The 1993-94 State Financial Plan issued on April 16, 1993 projected General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflected increases in both receipts and disbursements in the General Fund of $811 million.

The 1993-94 State Financial Plan was last revised on January 18, 1994. The State projects a surplus of $299 million, as the result of developments which positively impacted upon receipts and disbursements. In the revised Plan, the State announced its intention to pay a 53rd weekly Medicaid payment, estimated at $120 million, and to add $82 million to a reserve fund for contingencies.

On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York, which is discussed below at State Litigation. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

On November 16, 1993, the Court of Appeals, the State's highest court, affirmed the decision of a lower court in three actions, which declared unconstitutional State actuarial funding methods for determining State and local contributions to the State employee retirement system. Following the decision, the State Comptroller developed a plan to phase in a constitutional funding method and to restore prior funding levels of the retirement systems over a four year period. The plan is not expected to require the State to make additional contributions with respect to the 1993-94 fiscal year nor to materially and adversely affect the State's financial condition thereafter. Through fiscal year 1998-99, the State expects to contribute $643 million more to the retirement plans than would have been required under the prior funding method.

Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

Indebtedness. As of December 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.3 billion. As of the same date, the State had approximately $5.0 billion in general obligation bonds and $2.9 million of Bond Anticipation Notes ("BANS"). The State issued $850 million in tax and revenue anticipation notes ("TRANS") on May 4, 1993, all of which matured on December 31, 1993. The State does not project the need to issue TRANS during the State's 1994 fiscal year.

The State projects that its borrowing for capital purposes during the State's 1994-95 fiscal year will consist of $413 million in general obligation bonds and BANS. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of February 28, 1994, LGAC has issued bonds to provide net proceeds of $3.7 billion. The Governor has recommended the issuance of additional bonds to provide net proceeds of $315 million during the State's 1994-95 fiscal year.

The Legislature passed a proposed constitutional amendment which would permit the State, subject to certain restrictions, to issue revenue bonds without voter referendum. Among the restrictions proposed is that such bonds would not be backed by the full faith and credit of the State. The Governor intends to submit changes to the proposed amendment, which before becoming effective must be passed again by the next separately-elected Legislature and approved by voter referendum at a general election. The earliest such an amendment could take effect would be in November 1995.

Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1 Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

Moody's rating of the State's general obligation bonds stood at A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 23, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $224.1 million of its general obligation bonds in March 1994.

(2)	The City and the Municipal Assistance Corporation ("MAC"):  The City
accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

Fiscal Year 1993 and 1994-97 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

On August 10, 1993, the City adopted and submitted to the Control Board its Financial Plan for fiscal years 1994-1997, which was subsequently modified on November 23, 1993. As modified in November 1993, the Plan projects a balanced budget for fiscal year 1994 based upon revenues of $31.585 billion, and projects budget gaps of $1.7 billion, $2.5 billion and $2.7 billion in fiscal years 1995 through 1997, respectively.

During December 1993, a three-member panel appointed by the Mayor, the Office of the State Deputy Comptroller and the Control Board issued reports that were critical of the City's 1994-96 Financial Plan. While each report noted improvement in the outlook for fiscal year 1994, the reports indicated that the budget gap for fiscal year 1995 could be as much as $450 million higher than projected and that the budget gap might continue to increase in later years to as much as $1.5 billion above current projections by fiscal year 1997. Recommendations included addressing the City's tax and cost structure to maximize revenues on a recurring basis and minimize expenditures, a review of capital spending plans, service cuts, productivity gains and economic development measures.

On February 2, 1994, the Mayor proposed further modifications to the 1994-1997 Financial Plan. The Mayor's proposed Plan projects a balanced budget for fiscal year 1994, assuming revenues of $31.735 billion, and includes a reserve of $198 million. The proposed modification projects budget gaps for fiscal years 1995, 1996 and 1997 of $2.3 billion, $3.2 billion and $3.3 billion, respectively. The Mayor identified $2.2 billion in gap closing measures for fiscal year 1995. Implementation of these measures will require the cooperation of municipal labor unions, the City Council and the State and Federal governments. The Mayor's proposal includes a tax reduction program which will have a financial impact on later years.

Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to State Law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personal reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1994 through 1997 contemplates capital spending of $16.2 billion which will be financed through issuance of $10.5 billion of general obligation bonds, $4.3 billion of Water Authority Revenue Bonds and the balance by Covered Organization obligations, and will be utilized primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

Ratings. As of the date hereof, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's lowered its rating from A.

On December 6, 1993, in confirming the Baa1 rating, Moody's noted that:


The fiscal 1994 budget is nominally balanced, in part through reliance on one-shot revenues, but contains a number of risks... . [T]he financial
plan...shows increased gaps in succeeding years.

The financial plan for fiscal 1995 and beyond shows an ongoing imbalance between the City's expenditures and revenues... .  A key risk is that the replacement of one-shot revenues is likely to become increasingly difficult over time. Moody's continues to expect that the City's progress toward achieving long-term balance will be slow and uneven, but that the City will be diligent and prudent in closing gaps as they arise.

As discussed above under Fiscal Year 1993 and 1994-1997 Financial Plan, on July 2, 1993 after a review of the City's budget for fiscal year 1994, its proposed budget for fiscal year 1995 and certain additional cuts in both proposed by the Mayor and the City Comptroller, S&P confirmed its A- rating with a negative outlook of the City's general obligation bonds but indicated a continuing concern about budgets for fiscal year 1995 and thereafter. S&P's rating of the City's general obligation bonds remains unchanged.

On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. S&P's rating of the October 1993 TANS issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

As of June 30, 1993, the City and MAC had, respectively, $19.6 billion and $4.5 billion of outstanding net long-term indebtedness.

(3)	The State Agencies:  Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1993, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $63.5 billion of outstanding debt, including refunding bonds, of which $7.7 billion was moral obligation debt of the State and $19.3 billion was financed under lease-purchase or contractual obligation financing arrangements.

(4)	State Litigation:  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgment in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

The U.S. Supreme Court on March 30, 1993, referred to a Special Master for determination of damages in an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York based-brokers incorporated in Delaware. (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. New York and Delaware have entered into a settlement agreement which provides for a payment of $35 million in fiscal year 1993-94 and thereafter five $33 million annual payments. Claims of other states and the District of Columbia have not been settled and the State expects that additional payments, which may be significant, may be required with respect thereto during fiscal year 1994 and thereafter.

In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals, held in a proceeding commenced on April 29, 1991, in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. By decision dated October 21, 1993, the Appellate Division, Third Department, affirmed the order of the Supreme Court, Albany County, granting the State's motion for summary judgment, dismissing the complaint and vacating the temporary restraining order. In December 1993, the New York Court of Appeals indicated that it would hear the plaintiff's appeal of the Appellate Division's decision in Schulz 1993. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future.

Adverse development in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

(5)	Other Municipalities:   Certain localities in addition to New York City
could have financial problems leading to requests for additional State assistance. The potential impact in the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1993-94 and 1994-95 fiscal years.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trusts, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

(6)	Other Issuers of New York Municipal Obligations.  There are a number of other agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.


North Carolina Trusts - Economic Factors


The economic profile of North Carolina consists primarily of manufacturing, agriculture, tourism and mining. The North Carolina Employment Security Commission's preliminary figures indicate that non-agriculture payroll employment accounted for approximately 3,250,500 jobs in September 1993, the largest segment of which was the approximately 852,600 in manufacturing. During the period 1985 to 1990, per capita income in North Carolina grew from $11,669 to approximately $16,266, an increase of 39.4%.

Agriculture is a basic element in the economy of North Carolina. Gross agricultural income in 1992 was $5.2 billion, which placed North Carolina tenth in cash receipts in commodities. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

The North Carolina Department of Commerce, Division of Travel and Tourism has reported that in 1992 approximately $7.6 billion was spent on tourism in the State (up 12.3% from 1989), and that approximately $8.0 billion will have been spent by the end of fiscal year 1993. The Department also estimated that as of the third quarter of 1993 approximately 255,000 people were employed in tourism related jobs.

The North Carolina Employment Security Commission estimated the North Carolina unemployment rate in September 1993 to be 3.7% of the labor force (not seasonally adjusted) and 4.2% (seasonally adjusted), as compared with an unemployment rate nationwide of 6.4% (not seasonally adjusted) and 6.7% (seasonally adjusted).

General obligations of the State are currently rated AAA and Aaa by Standard & Poor's and Moody's, respectively. There can be no assurance that the economic condition on which these ratings, or the ratings of the Bonds in a North Carolina Trust, are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions, by uncertainties peculiar to the issuers thereof or the revenue sources from which they are to be paid. The factual information provided above was derived from publications of various State departments or agencies and has not been independently verified. Investors are encouraged to consult the Schedule of Investments in Part Two for the appropriate North Carolina Trust and their own investment advisors regarding the merits of particular Bonds in the portfolio of such Trust.

Ohio Trust _ Economic Factors


Each Ohio Trust is susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations for which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

The creditworthiness of Ohio Obligations of local issuers is generally unrelated to that of obligations issued by the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations or in those of particular issuers as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

When the timely payment of principal of and interest on Ohio obligations has been guaranteed by bond insurance purchased by the issuers, the Trust or other parties, the timely payment of debt service on Ohio Obligations so insured may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state. Its 1990 census count of 10,847,000 indicates a 0.5% population increase from 1980.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher that the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the national figure of 5.5%. However, for both 1991 and 1992 the State rates (6.4% and 7.2%) were below the national rates (6.7% and 7.4%). The unemployment rate, and its effects, vary among particular geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Trusts or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF", a cash and budgetary management fund). In FY's 1990-91 necessary corrective steps were taken to respond to lower receipts and higher expenditures in certain categories than earlier estimated. Those steps included selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF. The State reported June 30, 1991 ending fund balances of $135.3 million
(GRF) and $300 million (BSF).

To allow time to resolve certain Senate and House budget differences for the latest complete biennium (that began July 1, 1991), an interim appropriations act was enacted effective July 1, 1991; it included State debt service and lease rental GRF appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. The general appropriations act for the entire biennium was passed on July 11, 1991 and signed by the Governor. Pursuant to it, $200 million was transferred from the BSF to the GRF 1992.

Based on the updated FY financial results and economic forecast in the course of FY 1992, both in light of the continuing uncertain nationwide economic situation, there was projected, and timely addressed, a FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales and use taxes and personal income taxes. Higher expenditure levels resulted from higher spending in certain areas, particularly human services, including Medicaid. As an initial action, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million. As authorized by the General Assembly, the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF, and adjustments in the timing of certain tax payments made. Other administrative revenue and spending actions resolved the remaining GRF imbalance.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions. As a first step the Governor ordered, effective July 1, 1992, $300 million in selected GRF spending reductions. Executive and legislative action in December 1992, representing a combination of tax revisions and additional appropriations spending reductions, resulted in a balance of GRF resources and expenditures in the 1992-93 biennium. OBM has reported an ending GRF cash balance at June 30, 1993 of approximately $111 million, and, as a first step to BSF replenishment, OBM has deposited $21 million in the BSF. Based on June 30, 1994 balances, an additional $260 million has been deposited in the BSF.

No spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The GRF appropriations act for the current 1994-95 biennium was passed and signed by the Governor on July 1, 1993. It includes all necessary GRF appropriations for biennial State debt service and lease rental payments.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State Constitutional provisions. The State may incur debt limited in amount to $750,000 to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.

By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt to the payment of which taxes or excises were pledged. At June 20, 1994, $710.2 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any time ($43.1 million outstanding); (b) of $1.2 billion of obligations for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($645.2 million outstanding, $480 million remaining to be issued); and (c) up to $200 million in general obligation bonds for parks and recreation purposes may be outstanding at any one time (no more than $50 million to be issued in any one year, and none have yet been issued).

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, $4.25 billion of which were outstanding at June 20, 1994.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

State and local agencies issue revenue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (on a state-wide basis, recently approximately 46%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 98 districts on voter authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has announced its intention to appeal. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed; in FY 1991 under this program, 26 districts borrowed a total of $41.8 million (including over $27 million by one district), and in FY 1992 borrowings totaled $68.6 million (including $46.6 million for one district). FY 1993 loans totaled $94.5 million for 43 districts (including $75 million for one district). FY 1994 loan approval totaled at June 20, 1994, $18.9 million for 25 districts.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Oregon Trusts _ Economic Factors


The portfolio of each Oregon Trust consists primarily of obligations issued by entities located in Oregon.

Article IX, Section 2 of the Constitution of Oregon provides that "The Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year, and also a sufficient sum to pay the interest on the State debt, if there by any." Article IX, Section 6 of the Constitution of Oregon further provides that "[W]henever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense of the ensuing fiscal year." These balanced budget constraints limit the State from operating with a deficiency. Despite the passage of a property tax limitation measure and the State's continuing transition from dependence on the declining forest products industry, currently the State of Oregon does not have a deficit. The State's budgetary revenue estimates are updated quarterly by the Executive Department. In the event the forecasting process predicts a shortfall of revenue, there are a number of legislative and executive mechanisms for preventing an overall deficit from occurring or continuing.

Pennsylvania Trusts _ Economic Factors


Risk Factors. Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the Pennsylvania Obligations purchased by the Pennsylvania Trusts will not be affected by such declines. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Pennsylvania.
No independent verification has been made of the following information.

State Economy. Pennsylvania has been historically identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $38 billion in economic activity annually.

Non-agricultural employment within the Commonwealth has increased steadily from 1984 to its 1992 level of 81.3 percent of total employment. The growth in employment experienced in Pennsylvania is comparable to the nationwide growth in employment which has occurred during this period. In 1993, manufacturing employment represented 18.4 percent of all non-agricultural employment in Pennsylvania while the services sector accounted for 29.9 percent and the trade sector accounted for 22.4 percent.

The Commonwealth is currently facing a slowdown in its economy. Moreover, economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1993, the annual average unemployment rate in Pennsylvania was 7.0% compared to 6.8% for the United States. For May 1994 the unadjusted unemployment rate was 6.4% in Pennsylvania and 5.9% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 6.2% compared to 6.0% for the United States.

State Budget. The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities. In the Commonwealth, over 120 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipts and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of insuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Recent Financial Results. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased expenditures and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. At the end of fiscal 1990 and fiscal 1991, the unreserved-undesignated fund balance was a negative $205.8 million and a negative $1.2 billion, respectively, a drop of $579.6 million and $983.4 million, respectively, from the year-earlier amounts. The decline in the fiscal 1990 unreserved-undesignated fund balance for government fund types was largely the result of a $718.2 million operating deficit in the General Fund, which caused the total fund balance of the General Fund to fall to a negative $119.8 million at June 30, 1990. The decline in the fiscal 1991 unreserved-undesignated fund balance was principally the result of operating deficits of $1.1 billion and $66.2 million, respectively, in the General Fund and the State Lottery Fund.

Rising demands on state programs caused by the economic recession, particularly for medical assistance and cash assistance programs, and the increased costs of special education programs and correction facilities and programs, contributed to increased expenditures in fiscal 1991, while tax revenues for the 1991 fiscal year were severely affected by the economic recession. Total corporation tax receipts and sales and use tax receipts during fiscal 1991 were, respectively, 7.3 percent and 0.9 percent below amounts collected during fiscal 1990. Personal income tax receipts also were affected by the recession, but not to the extent of the other major General Fund taxes, increasing only
2.0 percent over fiscal 1990 collections.

The Commonwealth experienced a $454 million general fund deficit as of the end of its 1991 fiscal year. The deficit reflected below-estimate economic activity and growth rates of economic indicators and total tax revenue shortfalls of $817 million (4.1 percent) below those assumed in the enacted budget. Economic conditions also affected expenditure trends during the 1991 fiscal year, with expenditures for medical assistance costs and other human service programs running $512 million above estimates assumed in the 1991 budget. In January 1991, the Commonwealth initiated a number of cost-saving measures, including the firing of 2,000 state employees, deferral of paychecks and reduction of funds to state universities, which resulted in approximately $871 million cost savings.

Actions taken during fiscal 1992 to bring the General Fund budget back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction of the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Total general fund revenues for fiscal 1992 were $14.5 billion, which is approximately 22 percent higher than fiscal 1991 revenues of $11.9 billion due in large part to tax increases. The increased revenues funded substantial increases in education, social services and corrections programs. As a result of the tax increases and certain appropriation lapses, fiscal 1992 ended with an $8.8 million surplus after having started the year with an unappropriated balance deficit of $453.6 million.

Financial performance continued to improve during fiscal 1993, resulting in a positive unreserved-undesignated balance for combined governmental fund types at June 30, 1993, as a result of a $420.4 million increase in the balance. These gains were produced by continued efforts to control expenditures growth.

Fiscal 1993 Budget. On June 30, 1992, the Pennsylvania legislature presented the Governor with a $14.1 billion general fund budget for the 1993 fiscal year, which began on July 1, 1992. Before signing the budget, the Governor deleted approximately $73 million in certain state expenditures such as aid to county courts and district justices. As a result, the budget for the 1993 fiscal year was approximately $14.1 billion, which is approximately $105 million more than the fiscal 1992 budget. On February 9, 1993, the Governor announced that he anticipated that the 1993 budget would be in balance at the end of the fiscal year.

Fiscal 1994 Budget. On May 28, 1993, the Governor signed a $14.9 billion general fund budget, an increase of approximately five percent from the fiscal 1993 budget. A substantial amount of the increase is targeted for medical assistance programs and prisons.

Fiscal 1995 Budget. On June 26, 1994, the Governor signed a $15.7 billion general fund budget, an increase of over 5% from the Fiscal 1994 budget. A substantial amount of the increase is targeted for human services and prisons.

Debt Limits and Outstanding Debt. The Constitution of Pennsylvania permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

Under the Pennsylvania Fiscal Code, the Auditor General is required annually to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the most recent Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1993 was $14.5 billion, and therefore, the net debt limitation for the 1994 fiscal year was $27.1 billion. Outstanding net debt totaled $4.0 billion at June 30, 1993, a decrease of $42.2 million from June 30, 1992. At February 28, 1994, the amount of debt authorized by law to be issued, but not yet incurred, was $15.0 billion.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

City of Philadelphia. The City of Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in the City's present serious financial difficulties. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board which will oversee the fiscal affairs of the City of Philadelphia. The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a one-percent sales tax, the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia was required, among other things, to establish a five-year financial plan that includes balanced annual budgets. Under the legislation, if Philadelphia does not comply, PICA may withhold bond revenues and certain state funding.

In May 1992, the city counsel of Philadelphia approved the Mayor's five-year plan and adopted a fiscal 1993 budget. On June 5, 1992, PICA sold approximately $480 million in bonds at yields ranging from 5.25 percent to 6.88 percent.

The proceeds of the bonds were used to cover shortfalls accumulated over fiscal years 1988 through 1991, projected deficits for fiscal year 1992 and fiscal year 1993, construction projects and other capital expenditures. In accordance with the enabling legislation, PICA was guaranteed a percentage of the wage tax revenue expected to be collected from Philadelphia residents to permit repayment of the bonds.

In January 1993, Philadelphia anticipated a cumulative general fund budget deficit of $57 million for the 1993 fiscal year. In response to the anticipated deficit, the Mayor unveiled a financial plan eliminating the budget deficit for the 1993 budget year through significant service cuts that included a plan to privatize certain city provided services. Philadelphia currently anticipates a balanced general fund budget for the 1993 budget year. Due to an upsurge in tax receipts, cost-cutting and additional PICA borrowings, Philadelphia completed the 1993 fiscal year with a balanced general fund balance.

In January 1994, the Mayor proposed a $2.3 billion city general fund budget that included no tax increases, no significant service cuts and a series of modest health and welfare program increases. At that time, the Mayor also unveiled a $2.2 billion program (the "Philadelphia Economic Stimulus Program") designed to stimulate Philadelphia's economy and stop the loss of 1,000 jobs a month. However, the success of the Philadelphia Economic Stimulus Program has been predicated upon several contingencies including, among others, $250 million in revenues from riverboat gambling over the next three years, which first must be approved by the state legislature, and $100 million in federal "empowerment zone" subsidies, which Philadelphia may or may not receive. As of January 1994, the 1994 general fund budget was running at a deficit of approximately $10 million. The Mayor has predicted that the general fund will be balanced by the end of the 1994 fiscal year.

Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978.

Tennessee Trusts _ Economic Factors


The following brief summary regarding the economy of Tennessee is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Tennessee obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

The State and Its Economy. As required by law, the legislature enacted a balanced budget for fiscal year 1991-92. Through December 1991, general fund tax revenues were undercollected by $19.9 million. The revenue estimates on which the budget as adopted was based were revised to reflect actual collections. Subsequently, revenue collections improved and the original budget estimates for the year were achieved.

In a special session in January of fiscal year 1992-93, the General Assembly failed to enact the Governor's proposals for tax reform and education reform. In the regular session the legislature enacted education reform, adopted a one-half percent sales tax increase (effective April 1, 1992 through June 30, 1993) and raised other taxes and fees effective beginning fiscal year ending June 30, 1992 for a total revenue increase of $275 million. A new 6.75% tax on services was enacted which enables the State to continue funding the Medicaid program and avoid major reductions in provider payments.

The revised estimate of general sales tax collections for the fiscal year ending June 30, 1992 assumes 3% growth over the previous fiscal year; a 3% growth has been estimated for fiscal year 1992-93. Collections grew 5.49% through April 1992. The revised estimates for franchise and excise tax collections assume a 2.06% decline for the fiscal year ending June 30, 1992, without certain one-time revenue collections; the assumption for the fiscal year 1992-93 is 4.3% growth. Excluding one-time collections of nearly $40 million, franchise and excise tax collections increased by 0.6% through April 1992.

The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy, although in recent years Tennessee has experienced less economic growth than the U.S. average. The Tennessee economy entered a recession in the last half of 1990 as the Tennessee index of leading economic indicators fell throughout the period. Tennessee nominal gross State product rose at a lower rate for 1990 and 1991 than the average annual rates for the five-year period 1985-89.

Tennessee's population increased 6.2% from 1980 to 1990, less than the national increase of 10.2% for the same period. Throughout 1990, seasonally adjusted unemployment rates were at or slightly below the national average. Beginning in the fourth quarter of that year, however, initial unemployment claims showed substantial monthly increases. In December, unemployment stood at 6.3%, slightly above the national rate of 6.1%. In February 1991, the unemployment rate rose to 6.8%. By 1992, Tennessee unemployment had decreased to 6.1%, as compared to the national rate of 7.3% and has remained below the national rate throughout 1993. The October 1993 rate stood at 5.2%, as compared to the national rate of 6.8%. A decline in manufacturing employment has been partly offset by moderate growth in service sector employment.

Historically, the Tennessee economy has been characterized by a greater concentration in manufacturing employment than the U.S. as a whole. While in recent years Tennessee has followed the national shift away from manufacturing toward service sector employment, manufacturing continues to be the largest source of non-agricultural employment in the state, and the state continues to attract new manufacturing facilities. In addition to the General Motors Saturn project and a major Nissan facility built in Tennessee in the 1980s, in January 1991, Nissan announced plans to develop a $600 million engine and component parts manufacturing facility in Decherd, Tennessee. However, total planned investment in Tennessee's manufacturing and service sectors has declined in recent years.

Non-agricultural employment in Tennessee is relatively uniformly diversified, with approximately 22% in the manufacturing sector, approximately 23% in the wholesale and retail trade sector, approximately 23% in the service sector and approximately 16% in government.

Bond Ratings. Tennessee's general obligation bonds are rated Aaa by Moody's and AA+ by Standard & Poor's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

Legal Proceedings. Tennessee is involved in certain legal proceedings, which, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court currently is reviewing a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involves only $925,000, its outcome could affect at least five other cases and could have a detrimental impact on Tennessee's revenue base. If the case is affirmed, Tennessee could lose an estimated $80 million to $100 million a year in corporate income taxes. The Tennessee Supreme Court also may hear a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. A ruling in favor of the taxpayer could result in a $10 million tax refund.

Two other tax related cases could also affect the State's financial condition. A recently filed class-action suit seeks damages in excess of $25 million for the allegedly illegal collection of sales taxes paid on extended warranty contracts on motor vehicles. In addition, a coalition of more than a dozen hospitals is considering a class-action suit to challenge the legality of Tennessee's Medicaid service tax. Tennessee's hospitals currently pay approximately $504 million dollars in special taxes.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in a Tennessee Trust are subject. Many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. Since certain Bonds in the Tennessee Trusts (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Bonds in the Tennessee Trusts to pay the debt service requirements on the Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Tennessee general obligation bonds in the Tennessee Trusts. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Tennessee Trusts to pay interest on or principal of the Bonds.

Texas Trusts _ Economic Factors


Economic and Demographic Information. The State is the second largest in the nation by size (approximately 266,807 square miles) and has the third largest population (approximately 16,986,510 according to the 1990 Census). Over one-half of the State's population resides in the metropolitan areas of Dallas/Fort Worth, Houston and San Antonio. The average annual population growth rate for the State between 1980 and 1990 was approximately 1.8%.

State output accounts for more than 7% of the total output of the United States. Long identified with the oil and gas industry, these businesses today account for only approximately 12% of the State's economy. The service-producing sectors (e.g., transportation, public utilities, finance, insurance, real estate, trade and services) and government are the major sources of job growth in Texas. Further, manufacturing job growth is anticipated by the Comptroller to be significant to the State's future growth.

In 1986, the decline in oil prices and changes in the Federal income tax laws affecting real estate induced a recession in the Texas economy in general. However, by early 1987 the Texas economy had moved into a period of recovery and economic expansion has continued since 1988. Based upon information gathered by the Texas Employment Commission, Texas nonfarm employment has reached an all-time high of 7.46 million jobs in 1993. At the same time, the jobless rate had fallen from a peak of approximately 10 percent in the summer of 1986 to about 6.0% in the middle of 1990 before rising to a rate of approximately 7.4% in August 1992; the rate subsequently has fallen to approximately 7% as of October 1993.

The total value of taxable property in the State amounted to approximately $623.1 billion in 1992 according to records maintained by the State Property Tax Board derived from school district data in the State. Property tax values rose 0.1% in 1990 from the levels posted for 1989, but 1991 property tax values fell 0.5% from the 1990 levels and 1992 property tax values fell an additional 0.9%. The State does not levy any property tax for general revenue purposes; however, such taxes are an important source of revenue for local political subdivisions in the State. The total property tax levied by all taxing jurisdictions (counties, cities, school districts and special districts) reached approximately $14.0 billion in 1992, including approximately $2.3 billion levied by cities, $2.0 billion levied by counties, approximately $8.2 billion levied by school districts and approximately $1.5 billion levied by special districts.

Budgetary Process and Budget. The State operates on a fiscal year basis which begins on September 1 of each year; however, the State's accounting and budgetary period is a biennium which begins on September 1 of each odd-numbered year. The State Constitution (the "Constitution") requires an appropriation for any funds to be drawn out of the State treasury (the "Treasury"). Such appropriations are in some instances made by the Constitution, but more generally are made by the Legislature. Legislative appropriations are limited by the Constitution to a two-year period, and generally are made by the Legislature separately for each fiscal year of the biennium. The Constitution also prohibits the Legislature from sending any appropriations bill to the Governor for consideration until the Comptroller has certified that the amounts appropriated are within the amounts estimated to be available in the affected funds.

Payments for state expenditures from the Treasury are made only after the Comptroller and State treasurer (the "Treasurer") have determined that there are adequate funds in the account from which such payment is to be made.

In the event of temporary cash deficiencies in the General Revenue Fund caused by timing differences between cash receipts and cash expenditures, interim interfund transfers of surplus cash from other funds in the Treasury to the General Revenue Fund can be made and tax and revenue anticipation notes on behalf of the State are issuable solely to coordinate the State's cash flow within a fiscal year and must mature and be paid in full during the biennium in which they were issued. Under no circumstances may the amount of notes outstanding exceed 25% of the forcasted taxes and revenues to be credited to the General Revenue Fund (reduced by the total outstanding liability of such fund for interfund borrowings described above). Since the statute authorizing the issuance of tax and revenue anticipation notes was first enacted in 1986, the State annually has issued and retired such notes in varying amounts. On October 1, 1993, the Treasurer (on behalf of the State) issued $1.4 billion of such notes, which mature on August 31, 1994.

State Revenues and Expenditures. The Treasury comprises several hundred different funds. Approximately 63% of the state revenue receipts in fiscal year 1993 were deposited into the General Revenue Fund, from which financing for a large number of the programs of the State is drawn. In addition, approximately 27% of the state revenue receipts were deposited into various special revenue funds out of which identified programs (chiefly dealing with human services, transportation or education) are funded. Finally, the remaining approximately 10% of the state revenues receipts, such as state sales tax receipts required to be paid over to municipalities, were deposited into various suspense or trust funds within the Treasury.

Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices and the resulting enactment by recent Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering of the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. In 1993, federal receipts became the State's largest revenue source, accounting for approximately 29.2% of the total revenue during the fiscal year. Sales taxes, which had been the State's main revenue source, fell to second place, accounting for 27% of the State revenues during fiscal year 1993. Interest and investment income became the third largest revenue source, accounting for 6.4% of the total state revenue during fiscal year 1993. The motor fuel tax became the State's fourth largest revenue source, accounting for approximately 6.2% of the total revenue during fiscal year 1992, while licenses, fees and permits fell to being the State's fifth largest revenue source, accounting for approximately 6.1% of the total revenue. The State also imposes motor vehicle, corporate franchise, oil and gas severance and other taxes.

The State is constitutionally barred from levying ad valorem taxes on property for general state revenue purposes, and may not impose a rate of such taxes for other purposes which is in excess of $0.35/$100 of valuation. The State further is constitutionally limited from increasing appropriations from tax revenues (other than those appropriated under the Constitution, and other than in the event of a legislatively determined emergency) at a rate of growth in excess of that estimated for the State's economy. Finally, the State does not currently impose any personal or corporate income tax (although, as noted below, it does impose a corporate franchise tax measured, in part, by the net earned surplus of the corporation).

In each of the past five fiscal years the State has ended the year with a cash surplus in the General Revenue Fund: at the end of fiscal year 1989, that surplus was $297 million; at the end of fiscal year 1990, that surplus was $767 million; at the end of fiscal year 1991, that surplus was $1.005 billion; at the end of fiscal year 1992, that surplus was $609 million; and at the end of the most recent fiscal year, 1993, that surplus was $1.623 billion.

In connection with the appropriations process, as directed by the Constitution, the Comptroller has prepared his estimates of revenues for fiscal years 1994 through 1995. Those estimates are based upon an econometric model of the Texas economy created by the Comptroller utilizing extensive data bases relating to state and local economic conditions and demographic statistics. For fiscal year 1992, the Texas economy was in an expansion. Sales taxes (both general and motor vehicle), which have become the workhorse of the State's tax system, in 1993 continued to grow with the economy, and are expected to continue such growth in 1994. The Comptroller's revenue estimates for 1994 and 1995 are based on an assumption that the Texas economy will show a steady growth.

State Indebtedness. Except as specifically authorized, the Constitution generally prohibits the creation of debt by or on behalf of the State; further, the Constitution prohibits the lending or pledging of the credit of the State in any manner to or in support of the payment of liabilities of any person (including municipalities). For purposes of this limitation, "debt" generally comprises obligations which are payable over a period extending beyond the end of the current budget period and out of monies other than funds available or expected to become available during that budget period. However, "debt" does not include revenue bonds, since the Texas courts (like the courts of many states) have held that certain obligations issued by or on behalf of the State which are not payable from tax sources (or the payment of debt service on which is subject to appropriation) do not create a "debt" within the meaning of the Constitution.

At various times, the voters of the State, by the adoption of constitutional amendments, have authorized the issuance of debt of the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. The total amount of such debt which has been authorized is in excess of $10.03 billion.

As of May 31, 1994, there was outstanding (or committed to issuance) general obligation indebtedness of the State aggregating approximately $4.175 billion. Of this amount, approximately $1.20 billion had been issued by the Veterans' Land Board, all of which was issued to fund programs which are expected to produce revenues sufficient to pay all debt service on such bonds, approximately $450 million had been issued by the Texas Higher Education Coordinating Board to finance student loans, and approximately $231 million had been issued by the Water Development Board, all of which was issued to fund loans to political subdivisions, the repayment of which is expected to produce revenues sufficient to pay all debt service on those bonds. As of May 31, 1994, additional authorized but unissued general obligation debt included:
$890 million authorized to be issued by the Veterans' Land Board; $1.61 billion authorized to be issued by the Water Development Board; $936 million authorized to be issued by the Public Finance Authority; $250 million authorized to be issued by the National Research Laboratory Commission; and $50 million authorized to be issued by the Higher Education Coordinating Board.

In addition to the issuance of general obligation indebtedness, certain state agencies have the authority to issue revenue bonds indirectly payable from funds appropriated from the General Revenue Fund.

Further, additional state programs may be financed with revenue bonds or similar obligations payable from revenues generated by the specific programs authorized, and not from the general revenues of the State or its taxing power. Among the state agencies authorized to issue such revenue bonds are the Veterans' Land Board, the Texas Water Development Board, the Texas Water Resources Finance Authority, the Texas Agricultural Finance Authority, the Texas Housing Agency, the Texas Department of Commerce, the Texas Turnpike Authority, and Texas colleges and universities.

Litigation. On December 6, 1987, a class action suit was filed on behalf of the League of United Latin American Citizens, and other persons, mostly students, alleging that the State discriminated against Mexican-American students by denying them equal access to first class universities. On January 21, 1992, after a jury trial, the Court ruled that the State's higher education system violated the state constitution and enjoined the defendants from applying sections of the Texas Education Code and present and future appropriations of the Legislature relating to the financing of public universities, or distributing monies from the General Revenue Fund, the Permanent University Fund, or the Texas Higher Education Assistance Fund, and from financing any permanent improvements at the schools. On October 6, 1993, the State Supreme Court reversed the lower court's decision and held that the method of financing higher education was not in violation of the Constitution.

The State is a party to various legal proceedings relating to its operations and governmental functions; the Texas Attorney General has rendered opinions with respect to recent state bond issues that none of such proceedings, if decided adversely to the State, would have a material adverse effect on the long-term financial condition of the State.

Over the past several years, the state Legislature has passed several public education financing systems which have ultimately been declared unconstitutional. In 1991, the Legislature approved an appropriations bill funding public education at a level of $16.038 billion for the 1992-93 biennium under a school finance bill that was passed in 1990. On January 30, 1992, the Texas Supreme Court held that the public school finance system enacted in 1990 levies an unconstitutional ad valorem tax; however, the Texas Supreme Court also held that its decision will not adversely affect the validity, incontestability, obligation of payment or source of payment of any bonds issued by Texas school districts for authorized purposes prior to June 1, 1993, the distribution to school districts of state and federal funds before June 1, 1993, in accordance with present procedures and laws, or the assessment and collection after June 1, 1993, of any taxes or other revenues levied or imposed for or pledged to the payment of any bonds issued or debt incurred prior to June 1, 1993. On July 7, 1992, a trial judge denied a request to appoint a court master to develop an alternative school finance plan in the event the Texas Legislature failed to develop a plan by June 1, 1993. In its 1993 regular session, the Legislature had adopted legislation, including a call for an electoral referendum to approve the amendment of the Constitution; that referendum was held on May 1, 1993, at which time the constitutional amendment was defeated. Subsequently, the Legislature adopted SB 7, which directed that the State's wealthiest school districts choose from among various alternatives for sharing their wealth with poorer districts. Upon review, the trial court upheld the constitutionality of SB 7 but required that the Legislature provide for the equitable and efficient funding of school facilities. It preserved the right of the plaintiffs to seek further relief under certain circumstances. An appeal of the decision is likely.

Local Municipalities and Political Subdivisions. The same factors affecting the State and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy have forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable state law requirements. S&P and Moody's assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Texas Municipal Obligations. The impact of such laws and regulations on particular Texas Municipal Obligations may vary depending upon numerous factors including, among others, the particular type of Texas Municipal Obligations involved, the public purpose funded by the Texas Municipal Obligations and the nature and extent of insurance or other security for payment of principal and interest on the Texas Municipal Obligations. For example, Texas Municipal Obligations which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Texas Municipal Obligations, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Texas Municipal Obligations, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Texas Municipal Obligations. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Texas Municipal Obligations in which a Fund invests.

Debt Ratings. General obligation bonds issued by the State have been rated by Moody's continuously since July 1987 at Aa and by S&P at AA.

Virginia Trusts _ Economic Factors


Virginia's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries.
Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). The federal government is a major employer in Virginia, due to the heavy concentration of federal employees in the metropolitan Washington, D segment of Northern Virginia and the military employment in the Hampton Roads area, which houses the nation's largest concentration of military installations. However, the expected retrenchment of the military sector as a consequence of the end of the Cold War remains a cloud on the economic horizon and cutbacks can be expected to occur.

Although the Commonwealth enjoyed an economic boom in the mid-1980s, the Commonwealth's economy began to slow toward the end of the decade, and went into a recession with the rest of the nation after July 1990. Growth since the end of the recession in March 1991, has been weak.

The impact of national trends on the Commonwealth is clearly seen in personal income figures. While year-to-year percentage changes in the Commonwealth personal income parallel those at the national level, the Commonwealth figures were higher during the first half of the 1980s. The differential has narrowed since 1988 and testifies to the lethargy of the Commonwealth's economy. From a peak of 107 percent of national per capita income, the Commonwealth has experienced a relative decline to 104 percent in 1992. Compared to the South Atlantic region, the Commonwealth's real per capita income has declined slightly from a peak of 109 percent in 1987 to 108 percent in 1992.

After real personal income in the Commonwealth had fallen for seven consecutive quarters ending with the last quarter of 1991, it rose throughout 1992. Personal income declined in the first quarter of 1993, although forthcoming data revisions are likely to show much milder decreases. Overall, the data suggest a fitful recovery continues.

Virginia's nonagricultural employment figures also mirror the national economy. During the period 1983-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment, with 4.1 percent average annual growth compared to 2.8 percent nationally; however, the trend line for both has been flat since 1990. For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder during the recession in 1990. Since then, the region has outperformed the Commonwealth.

With respect to unemployment, Virginia's unemployment rate has consistently been below that of the nation. For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and 1992. For the last month of FY 1993, the Commonwealth's unemployment rate was 5.3 percent, compared to the national rate of 7.1 percent.

Employment trends in Virginia are varied from sector to sector and from region to region. For example, an overall increase of 0.8 percent in FY 1993 was driven by modest increases in government and service sectors, whereas wholesale and retail trade employment was flat. Employment dropped in six of ten categories, with mining experiencing the greatest percent loss at 3.6 percent. The service sector is now the largest employer in Virginia and mining and manufacturing are now at lower levels than in 1980. All of the Commonwealth's MSAs showed increased employment from FY 1992 to FY 1993, ranging from 0.5 percent to 1.8 percent, with most employment increases being experienced in metropolitan areas.

Highest rates of unemployment are concentrated in southwest Virginia where mining jobs have been lost and the lowest unemployment rates are seen in Northern Virginia where much federally-related employment is concentrated. Not surprisingly, there is great overlap between areas of lowest unemployment and those of highest per capita income.

The Commonwealth's recovery has been hurt by the defense cutbacks, but so far the employment and output reductions in the Commonwealth have not been severe. Further cuts are anticipated in 1995. Base closing actions in 1993 will result in a statewide net loss of 7,800 defense related jobs, with the largest impact being experienced in Northern Virginia. The national recession, the overheated construction market in Northern Virginia and the restructuring of the banking industry have also contributed to the Commonwealth's problems. Even the Commonwealth's export sector, whose conspicuous growth had been promising, reflected disappointing results in 1992, with a loss of 2.6 percent in current dollars, although the Commonwealth's exports have expanded rapidly to most areas of the world over the past five years, averaging 11.3 percent annually.

The evidence of a slow economic recovery, coupled with major plant downsizings as well as military base closures, with more likely in 1995, portends slow growth in the near term. Additional defense cutbacks in the next three years may be very difficult if the recovery has not gained momentum by then.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1993, fiscal year, the General Fund had an ending fund balance computed on budgetary cash basis of $331.8 million, of which $942,000 was in required reserve; $271.2 million thereof was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $59.7 million, the second consecutive such undesignated fund balance since 1988. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1993, was $78.8 million, compared with a General Fund balance of minus $121.8 million at the end of the fiscal year ended June 30, 1992. This is the first year since 1989 that the General Fund, measured on a modified accrual basis, has shown a positive fund balance.

As of June 30, 1993, total debt for the Commonwealth aggregated $7.5 billion. Of that amount, $2 billion was tax-supported. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $817 million at June 30, 1993. Of that amount, $511 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1993 would permit an additional total of approximately $5.3 billion of bonds secured by revenue-producing projects and approximately $5.5 billion of unsecured general obligation bonds, with not more than approximately $1.46 billion of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a State-wide election.

The Commonwealth maintains ratings of AAA by Standard & Poor's Corporation and Aaa by Moody's on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base, and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

TAX STATUS OF UNITHOLDERS


At the respective times of issuance of Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. For a discussion of the tax status of State Trusts see "Summary of Portfolios_Tax Status" for the respective State Trust. (See Sections 2 and 3.) Neither the Sponsor nor its counsel have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Taxpayers must disclose on their Federal tax returns the amount of tax-exempt interest earned during the year. Federally tax-exempt income, including income on Units of the Trusts, will be taken into consideration in computing the portion, if any, of social security benefits received that will be included in a taxpayer's gross income subject to the Federal income tax.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "Tax Act") described below that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Unitholder pays for his or her Units.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law:

(1)	the Trusts are not associations taxable as corporations for Federal income tax purposes. Tax-exempt interest received by each of the Trusts on Bonds deposited therein will retain its status as tax-exempt interest, for Federal income tax purposes, when received by the Trusts and when distributed to the Unitholders, except that the alternative minimum tax and the environmental tax (the "Superfund Tax") applicable to corporate Unitholders may, in certain circumstances, include in the amount on which such taxes are calculated a portion of the interest income received by the Trust. See "Certain Tax Matters Applicable to Corporate Unitholders," below;

(2)	each Unitholder of a Trust is considered to be the owner of a pro rata portion of such Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "Code") and will have a taxable event when the Trust disposes of a Bond or when the Unitholder redeems or sells Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost; and

(3)	any amounts paid on defaulted Bonds held by the Trustee under policies of insurance issued with respect to such Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the respective issuer; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds. Paragraph
(2) of this opinion is accordingly applicable to policy proceeds representing maturing interest.

In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee, and, in the absence of a New York Trust from the Series, special counsel for the Series for New York tax matters, under existing law:

Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

For a summary of each opinion of special counsel to the respective State Trusts for state tax matters, see Section 3.

All statements in the prospectus concerning exemption from Federal, state or other taxes are the opinion of Counsel and are to be so construed.

The redemption of Units in a Trust by a Unitholder would result in each of the remaining Unitholders of said Trust owning a greater proportionate interest in the remaining assets of said Trust. Although present law does not directly address this matter, it would appear reasonable that a remaining Unitholder's tax basis in his Units would include his proportionate share of any proceeds received by the Trust on the sale of bonds which were not distributed to him but were instead used by the Trust to redeem Units and that his tax basis in the remaining assets of the Trust would accordingly be increased by such share of proceeds, based on the relative fair market value of the remaining assets of the Trust as of the date of such redemption.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. The accrual of tax-exempt original issue discount on zero coupon bonds and other original issue discount bonds will result in an increase in the Unitholder's basis in such obligations and, accordingly, in his basis in his Units.

The Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law, the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisors regarding these rules and their application.

The Code provides that interest on indebtedness incurred or continued to purchase or carry obligations, the interest on which is wholly exempt from Federal income taxes, is not deductible. Because each Unitholder is treated for Federal income tax purposes as the owner of a pro rata share of the Bonds owned by the applicable Trust, interest on borrowed funds used to purchase or carry Units of such Trust will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Similar rules are generally applicable for state tax purposes. Special rules apply in the case of certain financial institutions that acquire Units. Investors with questions regarding these issues should consult with their tax advisers.

In general, each issue of Bonds in the Trusts is subject to certain post-issuance requirements which must be met in order for the interest on the Bonds to be and remain exempt from Federal income taxation. Bond counsel to each issuer generally has opined that, assuming continuing compliance by such issuers with certain covenants, interest on such Bonds will continue to be exempt from Federal income taxation (other than with respect to the application to corporate Unitholders of the alternative minimum tax or the Superfund Tax, as discussed below).

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain specified tax-exempt private activity bonds is included as a preference item. The Trusts do not include any such bonds.

For taxpayers other than corporations, net capital gains are presently subject to a maximum tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

Taxable Equivalent Yields


The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 1994 marginal Federal tax rates.  The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket.  A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income.  Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing.  Read across to the equivalent taxable estimated current return you would need to match the tax-free income. 1994 TAX
YEAR 	 	MARGINAL FEDERAL TAX RATES FOR JOINT TAXPAYERS WITH FOUR PERSONAL
EXEMPTIONS  	[S]	[C]	[C]	[C]	[C]	[C]	[C]	[C]	[C]	c<>
Federal
Federal	Adusted
Taxable	Gross	Federal
Income	Income	Tax           		Tax-Exempt Estimated Current Return
(1,000's)	(1,000's)	Rate*        	4.75%	5.00%	5.25%	5.50%	5.75%	6.00%	6.25%
$0-38.0	$0-111.8	15.00%       	5.59%	5.88%	6.18%	6.47%	6.76%	7.06%	7.35%
38.0-91.9	0-111.8	28.00%       	6.60%	6.94%	7.29%	7.64%	7.99%	8.33%	8.68%
111.8-167.7	29.00%       	6.69%	7.04%	7.39%	7.75%	8.10%	8.45%	8.80%
91.9-140.0	0-111.8	31.00%       	6.88%	7.25%	7.61%	7.97%	8.33%	8.70%	9.06%
111.8-167.7	32.00%       	6.99%	7.35%	7.72%	8.09%	8.46%	8.82%	9.19%
167.7-290.2	34.50%       	7.25%	7.63%	8.02%	8.40%	8.78%	9.16%	9.54%
140.0-250.0	111.8-167.7	37.00%       	7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92%
167.7-290.2	40.00%       	7.92%	8.33%	8.75%	9.17%	9.58%	10.00%	10.42%
Over 290.2	37.00%**   	7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92%
Over 250.0	167.7-290.2	44.00%
8.48%	8.93%	9.38%	9.82%	10.27%	10.71%	11.16% 		Over
290.2	41.00%***	8.05%	8.47%	8.90%	9.32%	9.75%	10.17%	10.59%

COMBINED MARGINAL FEDERAL TAX RATES FOR SINGLE TAXPAYERS WITH ONE PERSONAL
EXEMPTION 	[S]	[C]	[C]	[C]	[C]	[C]	[C]	[C]	[C]	[C]
Federal
Federal	Adusted
Taxable	Gross	Federal
Income	Income	Tax            		Tax-Exempt Estimated Current Return
(1,000's)	(1,000's)	Rate*         	4.75%	5.00%	5.25%	5.50%	5.75%	6.00%	6.25%
$0-22.8	$0-111.8	15.00%       	5.59%	5.88%	6.18%	6.47%	6.76%	7.06%	7.35%
22.8-55.1	0-111.8	28.00%       	6.60%	6.94%	7.29%	7.64%	7.99%	8.33%	8.68%
55.1-115.0	0-111.8	31.00%       	6.88%	7.25%	7.61%	7.97%	8.33%	8.70%	9.06%
111.8-234.3	32.50%       	7.04%	7.41%	7.78%	8.15%	8.52%	8.89%	9.26%
115.0-250.0	111.8-234.3	38.00%
7.66%	8.06%	8.47%	8.87%	9.27%	9.68%	10.08% 		Over 234.3	37.00% **
7.54%	7.94%	8.33%	8.73%	9.13%	9.52%	9.92% 	Over 250.0	Over
234.3	41.00%***	8.05%	8.47%	8.90%	9.32%	9.75%	10.17%	10.59%

*	The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions.  They were designed to phase out certain benefits of these deductions for higher income taxpayers.  These limitations, in effect, raise the marginal Federal tax rate to approximately 44% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41% for taxpayers filing a single return entitled to only one personal exemption.  These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions.  For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

**	Federal tax rate reverts to 36% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Trusts, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Trusts. There can be no assurance that state tax rates will remain unchanged.

***	Federal tax rate reverts to 39.6% after the 80% cap on the limitation on itemized deductions has been made.

A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

Certain Tax Matters Applicable to Corporate Unitholders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operation loss deduction). Although tax-exempt interest received by each of the Trusts on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes, "adjusted current earnings" includes all tax-exempt interest, including interest on all Bonds in the Trust and tax-exempt original issue discount.

Corporate Unitholders are urged to consult their own tax advisers with respect to the particular tax consequences to them resulting under Federal tax law, including the corporate alternative minimum tax, the Superfund Tax, and the branch profits tax imposed by Section 884 of the Code.

Except as noted above, the exemption of interest on state and local obligations for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

Alabama Trusts _ Tax Matters


At the time of closing for each Alabama Trust, Balch & Bingham, special counsel for the Trusts for Alabama tax matters, rendered an opinion under then existing law substantially to the effect that:

Under the income tax laws of Alabama, the Alabama Trust is not taxable as a corporation or otherwise.

Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not to the Alabama Trust.

Each Unitholder's distributive share of the Alabama Trusts' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

Arizona Trusts _ Tax Matters


Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Trust 192 and all prior Arizona Traditional Trusts. Chapman and Cutler, Counsel for the Sponsor, acted as special Arizona counsel to Arizona Traditional Trust 193 and all subsequent Arizona Trusts, including all Arizona Insured Trusts. At the time of the closing for each Arizona Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the related Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

To the extent that interest derived from an Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

Amounts paid by an insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

California Trusts _ Tax Matters


Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Trust 206 and all prior California Traditional Trusts and to California Insured Trust 77 and all prior California Insured Trusts. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Trust 207 through California Traditional Trust 239 and California Insured Trust 78 through California Insured Trust 107. Orrick, Herrington & Sutcliffe acted as special California counsel to California Traditional Trust 240 and all subsequent California Traditional Trusts and to California Insured Trust 108 and to all subsequent California Insured Trusts and to California Intermediate Insured Trust 1 and all subsequent California Intermediate Insured Trusts. At the time of the closing for each California Trust, the respective counsel to the Trusts rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

The California Trust is not an association taxable as a corporation and the income for the California Trust will be treated as the income of the Unitholders thereof under the income tax laws of California.

Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

Under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Trust asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

Under the California personal property tax laws, bonds (including the bonds in the California Trust as well as "regular-way" and "when-issued" contracts for the purpose of bonds) or any interest therein are exempt from such tax.

Any proceeds paid under an insurance policy, if any, issued to the Trustee with respect to the bonds in a California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for the purposes of the California personal income tax.
While there currently is no California authority interpreting this provision,
Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

Colorado Trusts _ Tax Matters


At the time of the closing for each Colorado Trust, Sherman & Howard L.L.C, special Colorado counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

Each Colorado Trust consists of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States, including Puerto Rico, the Virgin Islands and Guam ("Bonds").

Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Trust Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above:

Each Colorado Trust Unitholder will be treated as owning a share of each asset of the Colorado Trust for Colorado income tax purposes, in the proportion that the number of Units of such Colorado Trust held by him bears to the total number of outstanding Units of such Colorado Trust, and the income of such Colorado Trust will therefore be treated as the income of the Colorado Unitholders under Colorado law in the proportion described.

Interest on Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or Colorado alternative minimum tax when received by the related Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

Any proceeds paid under an insurance policy issued to the issuer of the Bonds involved, to the Depositor prior to deposit of the Bonds in the Colorado Trust, or to the Colorado Trust, which proceeds represent maturing interest on defaulted Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

Each Colorado Unitholder will realize gain or loss taxable in Colorado when the related Colorado Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later).

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost.

If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Colorado Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.

Connecticut Trusts _ Tax Matters


The assets of each Connecticut Trust consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "Bonds"). Certain Bonds in the Connecticut Trust that were issued by the State of Connecticut or governmental authorities located in Connecticut were issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trusts issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

At the time of the closing for each Connecticut Trust, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion which relied explicitly on the opinion of Chapman and Cutler, rendered at such time, regarding Federal income tax matters under then existing Connecticut law, substantially to the effect that:

The Connecticut Trust is not subject to the Connecticut corporation business tax or any other tax on or measured by net income imposed by the State of Connecticut.

Interest income from Bonds held by the Connecticut Trust that would not be taxable under the Connecticut tax on the interest and dividend income of resident individuals, trusts and estates if received directly by the Unitholder from the issuer of the Bond is not taxable under such tax when such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption or other disposition by the Connecticut Traditional Trust of a Bond held by the Connecticut Trust or upon the redemption, sale or disposition of a Unit of a Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond") held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust or, to the extent attributable to Connecticut Bonds, of gains and losses recognized upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

Florida Trusts _ Tax Matters


The assets of each Florida Trust will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, or the Northern Mariana Islands (the "Bonds").

At the time of the closing for each Florida Trust, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Trusts for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

For Florida State income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by the Florida Code so long as the Trust has no income subject to Federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

Because Florida does not impose an income tax on individuals, noncorporate Unitholders will not be subject to any Florida income tax on income realized by the Trust. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Trust notwithstanding the tax-exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other Federal law, unless the interest income constitutes Nonbusiness Income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Trust income which constitutes Nonbusiness Income.

Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 (and in some cases 2102) of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

Because Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Mariana Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Trust will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.

Georgia Trusts _ Tax Matters


Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Trust 188 and all prior Georgia Trusts. Chapman and Cutler, Counsel for the Sponsor, acted as special Georgia Counsel to Georgia Trust 189 and all subsequent Georgia Trusts, including all Georgia Insured Trusts. At the time of the closing for each Georgia Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Bonds, which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders.

If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Units, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for Federal income tax purposes (except in the case of Georgia Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust, in which case gain or loss for Georgia income tax purposes would be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

Because obligations or evidences of debt of Georgia, its political subdivisions and public institutions and bonds issued by the Government of Puerto Rico are exempt from the Georgia intangible personal property tax, the Trust will not be subject to such tax as the result of holding such obligations, evidences of debt or bonds. Although there currently is no published administrative interpretation or opinion of the Attorney General of Georgia dealing with the status of bonds issued by a political subdivision of Puerto Rico, counsel has been advised orally by representatives of the Georgia Department of Revenue that such bonds would also be considered exempt from such tax. Based on that advice, and in the absence of a published administrative interpretation to the contrary, counsel is of the opinion that the Trust would not be subject to such tax as the result of holding bonds issued by a political subdivision of Puerto Rico.

Amounts paid by an insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Georgia income taxes if, and to the extent that, such interest would have been so exempt if paid by the issuer of the defaulted obligations; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectations that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds.

Counsel have expressed no opinion regarding whether a Unitholder's ownership of an interest in the Trust is subject to the Georgia intangible personal property tax. Although the application of the Georgia intangible personal property tax to the ownership of the Units by the Unitholders is not clear, representatives of the Georgia Department of Revenue have in the past advised counsel orally that, for purposes of the intangible property tax, the Department considers a Unitholder's ownership of an interest in the Trust as a whole to be taxable intangible property separate from any ownership interest in the underlying tax-exempt Bonds.

Neither the Bonds nor the Units will be subject to Georgia sales or use tax.


Maryland Trusts _ Tax Matters


The assets of each Maryland Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "Bonds").

At the time of the closing for each Maryland Trust, Venable, Baetjer and Howard, special counsel for the Trusts for Maryland tax matters, rendered an opinion under then existing law substantially to the effect that:

For Maryland State and local income tax purposes, the Maryland Trust will not be recognized as an association, and the income of the Maryland Trust will be treated as the income of the Unitholders.

For Maryland State and local tax purposes, interest on the Bonds which is exempt from Maryland State and local income tax when received by the Maryland Trust, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Maryland Trust and distributed to the Unitholders.

Interest derived from the Maryland Trust by a Unitholder with respect to the Bonds will not be subject to Maryland State or local income taxes; provided that interest derived from the Maryland Trust by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Bonds held in the Maryland Trust are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax bases of the Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in the Maryland Trust after the Unitholder's settlement date of Bonds with accrued interest).

Although the matter is not free from doubt, gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Trust Unit (i) will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents, and (ii) will be subject to Maryland local income tax in the case of individual Unitholders who are Maryland residents.

If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

Maryland Trust Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.

Massachusetts Trusts _ Tax Matters


Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Trust 182 and all prior Massachusetts Traditional Trusts and to Massachusetts Insured Trust 44 and all prior Massachusetts Insured Trusts. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Trust 183 and all subsequent Massachusetts Traditional Trusts and to Massachusetts Insured Trust 45 and all subsequent Massachusetts Insured Trusts. At the time of the closing for each Massachusetts Trust, the respective counsel to the Trusts rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the United States within the meaning of Section 103(c) of the Code ("Obligations").

In the case of a Massachusetts Insured Trust, Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from such Trust in their Massachusetts gross income to the extent that such earnings of or distributions are derived from the proceeds of insurance obtained by the Sponsor of such Trust or by the issuer or underwriter of an obligation held by such Trust that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Obligations.

The Massachusetts Trust's capital gains or capital losses, or both, which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63 will be included as capital gains or losses, or both, in the Unitholders' Massachusetts gross income, except for capital gain, which is specifically exempted from income taxation under such Chapters by the acts authorizing issuance of said Obligations.

Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

Gains or losses realized on sale or redemption of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross incomes. In determining such gain or loss Unitholders will, to the same extent required as for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Obligations held by the Massachusetts Trust, and for accrued original issue discount with respect to each Obligation which, at the time the Obligation was issued, had original issue discount.

The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

Michigan Trusts _ Tax Matters


At the time of the closing for each Michigan Trust, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Trusts, rendered an opinion under then-existing law substantially to the effect that:

The assets of a Michigan Trust will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or possessions of the United States (the "Bonds").

Under the Michigan income tax act, the Michigan single business tax act, the Michigan intangibles tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, the Michigan Trust is not subject to tax. The income of the Michigan Trust will be treated as the income of the Unitholders thereof and be deemed to have been received by them when received by the Michigan Trust.

Interest on the Bonds in the Michigan Trust which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under an insurance policy representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the foregoing Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

Pursuant to the position of the Michigan Department of Treasury in a bulletin dated December 19, 1986, reaffirmed in a bulletin dated March 31, 1989, the portion of a Michigan Trust represented by the Bonds will be exempt from the Michigan Intangibles Tax. The Department of Treasury has not indicated a position with respect to treatment of amounts paid under a policy of insurance with respect to maturing interest on defaulted obligations (which amounts would have been excludable if paid by the respective issuer) for purposes of determining the income base for the Michigan Intangibles Tax.

If a Unitholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when the Michigan Trust sells or exchanges Bonds or the Unitholder sells or exchanges units, such event may affect the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."

Minnesota Trusts _ Tax Matters


At the time of the closing for each Minnesota Trust, Dorsey & Whitney, special Minnesota counsel for the Trusts, rendered an opinion under then-existing law substantially to the effect that:

Counsel understands that the Minnesota Trust will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "Bonds" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

"Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Trust, as for Federal income tax purposes.

In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of the Minnesota Trust and its Unitholders, (1) the Minnesota Trust will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust for Minnesota income tax purposes and the income of the Minnesota Trust will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Trust and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users"); (4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations; (5) each Unitholder will realize taxable gain or loss when the Minnesota Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Minnesota Trust, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.

Missouri Trusts _ Tax Matters


At the time of the closing for each Missouri Trust, Watson & Marshall special counsel to the Trusts for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

The Missouri Trust will not be an association taxable as a corporation for purposes of Missouri income taxation.

Each Missouri Unitholder will be treated as owning a pro rata share of each asset of the Missouri Trust for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Missouri Trust, and the income of the Missouri Trust will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by the Missouri Trust and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

Each Missouri Unitholder will realize taxable gain or loss when the Missouri Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

Obligations issued by U.S. Possessions will not be subject to a Missouri intangibles tax or a personal property tax.

New Jersey _ Tax Matters


The assets for each New Jersey Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "Bonds").

At the time of the closing for each New Jersey Trust, Pitney, Hardin, Kipp & Szuch, special counsel to the Trusts for New Jersey tax matters, rendered an opinion under then-existing law substantially to the effect that:

The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by the New Jersey Trust will retain its status as tax-exempt interest when distributed to Unitholders.

A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells his Units. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

New York Trusts _ Tax Matters


In the opinion of Edwards & Angell, special counsel to the Trusts for New York tax matters, under existing law:

Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("New York Obligations"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Insured Trust (the "Trust") and distributed to such Unitholder.

Interest (less amortizable premium, if any) derived from the Trust by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

A Unitholder who is a resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Insured Trust are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

In the case of the Trust, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in the Trust will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

North Carolina _ Tax Matters


The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "North Carolina Bonds").

The North Carolina Trust is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by the North Carolina Trust will retain its status as tax-exempt interest when distributed to Unitholders.

For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

For North Carolina income tax purposes, each Unitholder will have a taxable event when the North Carolina Trust disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by the North Carolina Trust have been issued under an act of the General Assembly of North Carolina that provides that all income from such Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of each Unitholder.

Ownership of the Units representing a pro rata ownership of the North Carolina Bonds is exempt from the North Carolina tax on intangible personal property so long as the corpus of the Trust is composed entirely of North Carolina obligations or is composed entirely of obligations of the United States and its possessions and North Carolina and at least eighty percent (80%) of the fair market value of such obligations represents North Carolina obligations; provided that for this exemption to apply, the Trustee must periodically provide to the North Carolina Department of Revenue such information about the North Carolina Trust as required by applicable law.

Interest on indebtedness paid or incurred by a Unitholder in connection with ownership of Units in the North Carolina Trust will not be deductible by the Unitholder for North Carolina state income tax purposes.

Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

Trust Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina bonds nor the Units will be subject to the North Carolina sales tax or use tax.

Ohio Trusts _ Tax Matters


Each Ohio Trust is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam ("Territorial Obligations") (collectively, "Obligations").

At the time of the closing for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least fifty percent of the value of the total assets of the Ohio Trust consist of Ohio Obligations or similar obligations of other states or their subdivisions:

The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax or the Ohio dealers in intangibles tax.

Income of the Ohio Trust will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

Interest on Obligations held by the Ohio Trust is exempt from the Ohio personal income tax, Ohio municipal income taxes and Ohio school district income taxes and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Proceeds paid under insurance policies, if any, to the Trustee of the Ohio trust, representing maturing interest on defaulted obligations held by the Ohio Trust will be exempt from the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the net income base of the Ohio corporation franchise tax if, and to the same extent as, such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax, Ohio municipal income taxes and Ohio school district income taxes and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Oregon Trusts _ Tax Matters


At the time of the closing for each Oregon Trust, Schwabe, Williamson, Wyatt, Moore & Roberts, special counsel to the Trusts for Oregon tax matters, who relied on the opinion of Chapman and Cutler, rendered at such time, rendered an opinion under then existing Oregon law applicable to individuals who are Oregon residents for Oregon tax purposes substantially to the effect that:

The Oregon Trust is not an association taxable as a corporation for Oregon income tax or corporate excise tax purposes.

Each Unitholder of the Oregon Trust will be considered the owner of an aliquot portion of the Oregon Trust for purposes of Oregon personal income taxes.

An item of Oregon Trust income which would be exempt from income tax under Oregon law if directly received by a Unitholder and which is exempt from income tax under Oregon law when received by the Oregon Trust will retain its status as tax-exempt when distributed by such Oregon Trust and received by the Unitholders.

A Unitholder of the Oregon Trust will have a taxable event when the Oregon Trust disposes of a trust asset (whether by sale, payment on maturity, retirement or otherwise) or when the Unitholder redeems or sells his Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premiums, if any, on obligations held by the Oregon Trust, a Unitholder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

To the extent that the assets of the Oregon Trust consist of intangible personal property, such assets and any interest thereon are exempt from property tax under Oregon law.

Pennsylvania Trusts _ Tax Matters


At the time of the closing for each Pennsylvania Trust, Dechert Price & Rhoads, special Pennsylvania counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

Units evidencing fractional undivided interests in the Pennsylvania Trusts are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Trusts represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands ("Pennsylvania Bonds"). The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. The City of Pittsburgh, the School District of Pittsburgh and Allegheny County cannot impose personal property taxes as of January 1, 1995. Pennsylvania Trust Units may be taxable under the Pennsylvania inheritance and estate taxes.

The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of a Pennsylvania Trust is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Tax Reform Code. Nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

The disposition by a Pennsylvania Trust of a Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Pennsylvania Personal Income Tax. Further, although there is no published authority on the subject, counsel is of the opinion that (i) a Unitholder of a Pennsylvania Trust will not have a taxable event under the Pennsylvania State and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Pennsylvania Trust is then comprised of Pennsylvania Bonds issued prior to February 1, 1994 and (ii) the disposition by a Pennsylvania Trust of a Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Corporation Net Income Tax or the Philadelphia School District Investment Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994 will be taxable under all of these taxes, as will gains on the redemption or sale of a unit to the extent that the Trust is comprised of Pennsylvania Bonds issued on or after February 1, 1994.

Tennessee Trusts _ Tax Matters


At the time of the closing for each Tennessee Trust, Chapman and Cutler, special counsel for the Trusts for Tennessee tax matters, rendered an opinion under then existing law substantially to the effect that:

The assets of the Trust will consist of bonds issued by the State of Tennessee (the "State"), or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds"), or by the Commonwealth of Puerto Rico or its political subdivisions (the "Puerto Rico Bonds") (collectively, the "Bonds").

Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to Tennessee Bonds. The law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency, or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes. Further, because Tennessee law only provides an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemptions of Tennessee Bonds or U.S. Government, Agency, or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

Because the recent amendments only provide an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality
Bonds.   For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "Instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds.

Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Additional information regarding such proposals is currently unavailable. Investors should consult their own tax advisors in this regard.

In the opinion of Chapman and Cutler, Special Counsel to the Trust for Tennessee tax matters; under existing law as of the date hereof:

For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by
Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Trust will not be subject to such taxes.

For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds), will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds), will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds, would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

For State Corporate Income Tax purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludible from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to less than their original cost.

For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

No opinion is expressed as to the exemption from State income taxes of the interest on the Bonds if received directly by a Unitholder.

Texas Trusts _ Tax Matters


The State of Texas currently imposes no income tax. However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Trust would retain its tax-exempt status when received by unitholders. While no opinion is rendered as to whether income distributions from any Texas Trust will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Trust, Johnson & Gibbs, P.C., special Texas counsel to the Texas Trusts, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Trust in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Fund is taxable under any property tax levied in the State;

The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Trust included in the estate of such Unitholder; and

With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated to the State, upon which such franchise tax is measured.

Virginia Trusts _ Tax Matters


At the time of the closing for each Virginia Trust Christian, Barton, Epps, Brent & Chappell, special counsel for the Trusts for Virginia tax matters, rendered an opinion under then existing law substantially to the effect that:

The assets of each Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "Virginia Bonds").

The Virginia Trust will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of the Virginia Trust will be treated as the income of the Unitholders.

The calculation of Virginia taxable income begins with Federal adjusted gross income in the case of an individual or Federal taxable income in the case of a corporation, estate or trust. Certain modifications are specified, but no such modification requires the addition of interest on obligations such as the Virginia Bonds in the Virginia Trusts. Accordingly, amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Virginia Trusts with respect to the Virginia Bonds, will not be taxed to the Virginia Trusts or to the Unitholders for Virginia income tax purposes.

In this respect, to the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in Federal adjusted gross income, Virginia law provides that the income should be subtracted in arriving at Virginia taxable income. In addition, Virginia income tax exemption is independently provided for interest on certain obligations, including those issued by industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority. Where such an independent exemption is provided, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes, including interest which may be subject to Federal income tax in the hands of a recipient who is, or is related person to, a substantial user of facilities financed with the proceeds of obligations upon which such interest is paid.

As a general rule, to the extent that gain (whether as a result of the sale of Bonds by the Virginia Trust or a result of the sale of a Unit by the Unitholder) is subject to Federal income taxation, such gain will be included in the Unitholder's Virginia taxable income. Under the language of certain enabling legislation, however, such as the Virginia Industrial Development and Revenue Bond Act and the Virginia Housing Development Authority Act, profit made on the sale of obligations issued by authorities created thereunder is expressly exempt from Virginia income taxation. Such enabling legislation does not appear to require a disallowance in the calculation of Virginia taxes of any loss that may be deductible for Federal income tax purposes with respect to such obligations, although the Virginia Department of Taxation has taken a contrary view.

No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax. The Virginia estate tax is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.

COUNSEL FOR TRUSTEE


At the time of the closing for each Trust, Carter, Ledyard & Milburn, counsel for the Trustee and, in the absence of a New York Trust from a Series, special counsel for such Series for New York tax matters, rendered an opinion under the existing law substantially to the effect that:

Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

OPERATING EXPENSES


No annual advisory fee is charged the Trusts by the Sponsor. The Sponsor does, however, receive a fee of $0.17 per annum per $1,000 principal amount of the underlying Bonds in each Trust for regularly evaluating the Bonds and for maintaining surveillance over the portfolio. (See "Unit Value and Evaluation.") Except as provided below, for Traditional Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.08 per $1,000 principal amount of underlying Bonds in the Trusts for those portions of each Trust under the monthly plan of distribution and $0.76 and $0.57 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each Trust representing quarterly and semi-annual distribution plans; for Insured Trusts, the Trustee receives for ordinary recurring services, except as stated below, an annual fee computed at $1.12 per $1,000 principal amount of underlying Bonds in the Trusts for that portion of each Trust under the monthly distribution plan and $0.80 and $0.61 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each trust representing quarterly and semi-annual distribution plans.

For the following Traditional Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.02 per $1,000 principal amount of underlying Bonds for those portions of each such Trust under the monthly plan of distribution and $0.72 and $0.54 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each such Trust representing quarterly and semi-annual distribution plans: National Trusts 347-380, Short Intermediate Trusts 8-17, Intermediate Trusts 47-60, Long Intermediate Trusts 2-7, Intermediate California Trusts 1-3, Intermediate New York Trusts 1 & 2, Arizona Trust 182-191, California Trusts 189-203, Colorado Trusts 180-186, Connecticut Trusts 184-198, Georgia Trusts 180-187, Massachusetts Trusts 186-198, Maryland Trusts 187-199, Michigan Trusts 184-196, Minnesota Trusts 181-185, Missouri Trusts 3-8, North Carolina Trusts 182-194, New Jersey Trusts 185-195, New York Trusts 189-203, Ohio Trusts 181-186, Pennsylvania Trusts 183-193, Virginia Trusts 186-197, Short Term Trusts 4-11. For the following Insured Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.06 per $1,000 principal amount of underlying Bonds for those portions of each such Trust under the monthly plan of distribution and $0.76 and $0.58 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each Trust representing quarterly and semi-annual distribution plan: National Trusts 61-84, Short Intermediate Trusts 3-9, Intermediate Trusts 22-32, Long Intermediate Trusts 6-11, California Trusts 59-74, Colorado Trusts 1-3, Florida Trusts 51-67, New Jersey Trusts 47-61, New York Trusts 50-62, Ohio Trusts 6-14, Pennsylvania Trusts 48-62. The Trustee's fee may be adjusted provided that all adjustments upward will not exceed the cumulative percentage increases of the Untied States Department of Labor's Consumer Price Index entitled "All Services Less Rent" since the establishment of the Trusts. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation of its services to the Trusts is expected to result from such use of these funds.

For all Trusts beginning with those in Nuveen Tax-Exempt Unit Trust, Series 723 and all subsequent Trusts, the Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in "Essential Information Regarding the Trusts." Each annual fee is per $1,000 principal amount of the underlying Bonds in a Trust for that portion of the Trust that represents a particular plan of distribution. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's consumer Price Index entitled "All Services Less Rent" since the establishment of the Trusts. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Fund is expected to result from such use of these funds.

Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Trusts have been paid in full prior to the deposit of the Bonds in the Trusts, and the value of such insurance has been included in the evaluation of the Bonds in each Trust and accordingly in the Public Offering Price of Units of each Trust. There are no annual or continuing premiums for such insurance.

The Sponsor has borne all costs of creating and establishing the Trusts. The following are expenses of the Trusts and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Trust.

The Indenture for certain Series requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $0.5 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

DISTRIBUTIONS TO UNITHOLDERS


Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Trust.

National Traditional Trusts 4 Through 39 _ Semi-Annual Distributions


The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Unit will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least ten cents per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

As of each Record Date the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.

National Traditional Trust 40 And Subsequent National Traditional Trusts; All Other Trusts _ Optional Distributions

The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.

The pro rata share of the Interest Account in each Trust will be computed by the Trustee each month as of the Record Date. For National Traditional Trusts 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Trust 52 and subsequent National Traditional Trusts, State Traditional Trust and subsequent State Traditional Trusts and all other Trusts, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Trust 140 and subsequent National Traditional Trusts and all other Trusts, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

Unitholders purchasing Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Trusts having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. If no notice is received by the Trustee in proper form the Unitholder will be deemed to have elected to continue the same plan.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. (See "How Units May Be Redeemed Without Charge.")

Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholder and are available for use by the Trustee pursuant to normal banking procedures.

ACCUMULATION PLAN


The Sponsor is also the principal underwriter of the Nuveen Municipal Bond Fund, Inc. (the "Bond Fund"), Nuveen Tax-Free Reserves, Inc. ("Tax-Free Reserves"), Nuveen California Tax-Free Fund, Inc. (the "California Fund"), Nuveen Tax-Free Bond Fund, Inc. ("Tax-Free Bond Fund"), Nuveen Insured Tax-Free Bond Fund, Inc. (the "Insured Bond Fund"), Nuveen Tax-Free Money Market Fund, Inc. (the "Money Market Fund") and Nuveen Multistate Tax-Free Trust (the "Multistate Trust"). Each of these funds (together, the "Accumulation Funds") is an open-end, diversified management investment company into which Unitholders may choose to reinvest their distributions automatically, without any sales charge. (Reinvestment in the California Fund is available only to Unitholders who are California residents. Reinvestment in the state portfolios of the Tax-Free Bond Fund, the Insured Bond Fund, the Money Market Fund and the Multistate Trust is available only to Unitholders who are residents of the states for which such portfolios are named.) Unitholders may reinvest both interest an principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment adviser to each Accumulation Fund is Nuveen Advisory Corp., a wholly owned subsidiary of the Sponsor. The following is a general description of the investment objectives and policies of each Accumulation Fund. For a more detailed description, Unitholders should read the Prospectus of the Accumulation Fund in which they are interested.

The Bond Fund


The Bond Fund has the objective of providing, through investment in a professionally managed portfolio of long-term municipal bonds, as high a level of current interest income exempt from Federal income tax as is consistent with preservation of capital. The Bond Fund may include in its portfolio tax-exempt bonds rated Baa or BBB or better by Moody's or Standard & Poor's, unrated bonds which, in the opinion of the investment adviser, have credit characteristics equivalent to bonds rated Baa or BBB or better, and certain temporary investments, including securities the interest income from which may be subject to Federal income tax.

Tax-Free Reserves


Tax-Free Reserves is a "money market" fund that includes in its portfolio only obligations maturing within one year from the date of acquisition, maintains an average maturity of all investments of 120 days or less, and values its portfolio at amortized cost and seeks to maintain a net asset value of $1.00 per share. Tax-Free Reserves provides for check writing and expedited wire redemption privileges. Tax-Free Reserves has the objective of providing, through investment in a professionally managed portfolio of high quality short-term municipal obligations, as high a level of current interest income exempt from Federal income tax as is consistent with preservation of capital and the maintenance of liquidity. Tax-Free Reserves may include in its portfolio municipal obligations rated Aaa, Aa, MIG 1, VMIG 1 or Prime-1 by Moody's, or AAA, AA, SP-1 or A-1 by Standard & Poor's, unrated municipal obligations that, in the opinion of the investment adviser, have credit characteristics equivalent to obligations rated as above, tax-exempt obligations backed by the U.S. Government, and temporary investments that may be subject to Federal income tax.

The California Fund


The California Fund has the objective of providing, through investment in professionally managed portfolios of California municipal obligations, as high a level of current interest income exempt from both Federal and California income taxes as is consistent with the investment policies of each of the portfolios of the California Fund and with preservation of capital. Each portfolio of the California Fund may include temporary investments that may be subject to tax. California Unitholders may reinvest in one of three portfolios of the California Fund: the Nuveen California Tax-Free Value Fund, the Nuveen California Insured Tax-Free Value Fund and the Nuveen California Tax-Free Money Market Fund.

The Nuveen California Tax-Free Value Fund invests primarily in long-term investment grade California tax-exempt bonds (i.e., bonds rated in the fourth highest categories by Moody's or Standard & Poor's or, if unrated, that have equivalent credit characteristics). The Nuveen California Insured Tax-Free Value Fund invests primarily in the same type of investments as the Nuveen California Tax-Free Value Fund, each of which is covered by insurance guaranteeing the timely payment of principal and interest or is backed by a deposit of U.S. Government securities.

The Nuveen California Tax-Free Money Market Fund invests primarily in high-quality short-term California tax-exempt money market instruments (i.e., obligations rated in the two highest categories by Moody's or Standard & Poor's or, if unrated, that have equivalent credit characteristics). This portfolio will include only obligations maturing within one year from the date of acquisition, will maintain an average maturity of all investments of 120 days or less, will value its portfolio at amortized cost and will seek to maintain a net asset value of $1.00 per share. The Nuveen California Tax-Free Money Market Fund provides for an expedited wire redemption privilege.

The Tax-Free Bond Fund


The Tax-Free Bond Fund consists of the Massachusetts Tax-Free Value Fund, the New York Tax-Free Value Fund, the Ohio Tax-Free Value Fund, and the Nuveen New Jersey Tax-Free Value Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named. The Tax-Free Bond Fund has the objective of providing, through investment in a professionally managed portfolio of municipal bonds, as high a level of current interest income exempt both from Federal income tax and from the income tax imposed by each portfolio's designated state as is consistent with preservation of capital. The Tax-Free Bond Fund may include in each of its portfolios tax-exempt bonds rated Baa or BBB or better, unrated bonds which, in the opinion of the investment adviser, have credit characteristics equivalent to bonds rated Baa or BBB or better, and certain temporary investments, including securities the interest income from which may be subject to Federal and state income tax.

The Insured Bond Fund


The Insured Bond Fund consists of the Nuveen Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Tax-Free Value Fund and the Nuveen New York Insured Tax-Free Value Fund, which are each available for reinvestment to Unitholders. (The Massachusetts and New York portfolios are available only to those Unitholders who are residents of the state for which the portfolio is named.) The Insured Bond Fund has the objective of providing, through investment in professionally managed portfolios of municipal bonds, as high a level of current interest income exempt from both Federal income tax and, in the case of designated state portfolios, from the income tax imposed by each portfolio's designated state, as is consistent with preservation of capital. The Insured Bond Fund may include in each of its portfolios the same type of investments as the Tax-Free Bond Fund, each of which is covered by insurance guaranteeing the timely payment of principal and interest or is backed by a deposit of U.S. Government securities.

The Money Market Fund


The Money Market Fund consists of the Nuveen Massachusetts Tax-Free Money Market Fund and the Nuveen New York Tax-Free Money Market Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named.

The Money Market Fund includes in its portfolios only obligations maturing within one year from the date of acquisition, maintains an average maturity of 120 days or less, values its portfolios at amortized cost and seeks to maintain a net asset value of $1.00 per share. The Money Market Fund has the objective of providing, through investment in professionally managed portfolios of high quality short-term municipal obligations, as high a level of current interest income exempt both from Federal income tax and from the income tax imposed by each portfolio's designated state as is consistent with stability of principal and the maintenance of liquidity. The Money Market Fund may include in each of its portfolios municipal obligations rated Aaa, Aa, MIG-1, MIG-2, VMIG-1, VMIG-2, Prime 1 or Prime 2 by Moody's or AAA, AA, SP-1, SP-2, A-1 or A-2 by Standard & Poor's, unrated municipal obligations which, in the opinion of the investment adviser, have credit characteristics equivalent to obligations rated as above, and temporary investments that may be subject to Federal and state income tax.

The Multistate Trust


The Multistate Trust consists of the Nuveen Arizona Tax-Free Value Fund, the Nuveen Florida Tax-Free Value Fund, the Nuveen Maryland Tax-Free Value Fund, the Nuveen Michigan Tax-Free Value Fund,, the Nuveen New Jersey Tax-Free Value Fund, the Nuveen Pennsylvania Tax-Free Value Fund and the Nuveen Virginia Tax-Free Value Fund, which are each available for reinvestment to Unitholders who are residents of the state for which such portfolio is named. The Multistate Trust has the objective of providing, through investment in a professionally managed portfolio of municipal bonds, as high a level of current interest income exempt from both regular Federal income tax and the applicable state personal income tax as is consistent with preservation of capital. The Multistate Trust may include in each of its portfolios tax-exempt bonds rated Baa or BBB or better, unrated bonds which, in the opinion of the investment advisor, have credit characteristics equivalent to bonds rated Baa or BBB or better, limited to no more than 20% of the Multistate Trust's assets, and certain temporary investments that may be subject to Federal and state income tax.

Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds.
Reinvesting Unitholders may select any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date or the next day on which the Exchange is normally open ("business day") if the distribution date is not a business day, automatically be received by Shareholder Services Inc., transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at the net asset value computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

Shareholder Services Inc. will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust interest distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of principal used to purchase shares of an Accumulation Fund will be separately confirmed by Shareholder Services Inc. Unitholders will also receive distribution statements fro the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

Participants may at any item, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested to change from principal-only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination.

The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

DETAILED REPORTS TO UNITHOLDERS


The Trustee shall furnish Unitholders of a Trust, in connection with each distribution, a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement with respect to such Trust (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and the percentage of such interest with respect to Trusts other than State Trusts by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year;
(iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

Each annual statement will reflect pertinent information with respect to all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.

UNIT VALUE AND EVALUATION


The value of each Trust is determined by the Sponsor on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the bid prices of the Bonds and (3) interest accrued thereon not subject to collection, less (1) amounts representing taxes or governmental charges payable out of the Trust and (2) the accrued expenses of the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date hereof to determined the per Unit value ("Unit Value") of such Trust. The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above.

Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Trusts and with respect to insured Bonds in Traditional Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds.

DISTRIBUTION OF UNITS TO THE PUBLIC


The Sponsor currently intends to maintain a secondary market for Units of each Trust. (See "Market for Units" below.) The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table:




AMOUNT OF PURCHASE*
       .




Years to Maturity-



Under
$50,000-


$50,000
to
$99,999-


$100,000
to
$249,999-


$250,000
to
$499,999-


$500,000
to
$999,999-


$1,000,000
to
$2,499,999-


$2,500,000
to
$4,999,999-


$5,000,000


or  more
Less than 1-0-0-0-0-0-0-0-0
1 but less than 2-1.00%- .90%- .85%- .80%- .70%- .55%- .467%- .389%
2 but less than 3-1.30%-1.20%-1.10%-1.00%- .90%- .73%- .634%- .538%
3 but less than 4-1.60%-1.45%-1.35%-1.25%-1.10%- .90%- .781%- .662%
4 but less than 5-2.00%-1.85%-1.75%-1.55%-1.40%-1.25%-1.082%- .914%
5 but less than 7-2.30%-2.15%-1.95%-1.80%-1.65%-1.50%-1.320%-1.140%
7 but less than 10-2.60%-2.45%-2.25%-2.10%-1.95%-1.70%-1.496%-1.292%
10 but less than 13-3.00%-2.80%-2.60%-2.45%-2.30%-2.00%-1.747%-1.494%
13 but less than 16-3.25%-3.15%-3.00%-2.75%-2.50%-2.15%-1.878%-1.606%
16 or more-3.50%-3.50%-3.40%-3.35%-3.00%-2.50%-2.185%-1.873%
        .



*Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

Registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, and bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, and are not entitled to receive any dealer concession for secondary market purchases in which an investor purchases any number of Units at the Public Offering Price for non-breakpoint purchases minus the conession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see "Public Offering Price" ).


Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amount shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as broker-dealer under state law.

To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either of $5,000 or 50 Units, whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

OWNERSHIP AND TRANSFER OF UNITS


Ownership of Units is evidenced either by Certificates executed by the Trustee or by book-entry positions recorded on the books and records of the Trustee in accordance with whichever option is available to the dealer through whom the purchase was made. For Trusts included in Nuveen Tax-Exempt Unit Trust, Series 723 and all subsequent Trusts, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-Entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

For series allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its corporate trust office in New York City, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued.

Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

The process of registration and delivery the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "How Units May Be Redeemed Without Charge.")

Replacement Of Lost, Stolen Or Destroyed Certificates


To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur.

The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity.

This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary from time to time, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

MARKET FOR UNITS


Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for outstanding Units of each Trust at its own expense and continuously to offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. If the supply of Units of any of the Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their brokers as to current market prices.

In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement the Sponsor will purchase Units from the broker or dealer at the bid price into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

HOW UNITS MAY BE REDEEMED WITHOUT CHARGE


Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book-entry Unitholders may use the redemption form on the reverse side of their Book-Entry Position Confirmation) to the Trustee at its corporate trust office in New York City (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained under "Ownership and Transfer of Units" above, and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. In order to effect a redemption of Units evidenced by a Certificate, Unitholders must tender their Certificate to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates. (See "Ownership and Transfer of Units.") No redemption fee will be charged.

A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book-entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any person. If the telephone redemption request is received prior to 4:00 p.m. Eastern time, the Unitholder will be entitled to receive for each unit tendered the Redemption Price as determined above. A telephone redemption request received after 4:00 p.m. eastern time will be treated as having been received the following business day. The redemption proceeds will be mailed within seven calendar days following the telephone redemption request. Telephone redemptions are limited to 1,000 Units or less. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including, among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

On the seventh calendar day following the date of tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee (see "Unit Value and Evaluation"), as of 4:00 p.m. eastern time on the date of tender as defined hereafter, plus accrued interest to, but not including, the fifth business day after the date of tender ("Redemption Price"). The Redemption Price may be more or less than the amount paid by the Unitholder depending on the value of the Bonds in the Trust on the date of tender. Such value will vary with market and credit conditions, including changes in interest rate levels. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

While the Trustee has the power to determine the Redemption Price when Units are tendered for redemption, the authority has by practice been delegated by the Trustee to The Sponsor, which determines the Redemption Price on a daily basis.

The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards redemption requests received after 4:00 p.m. eastern time or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

Accrued interest paid on redemption will be withdrawn from the Interest Account of a Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption will be withdrawn from the Principal Account of the Trust. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "How Bonds May Be Removed from a Trust.") Units so redeemed will be cancelled.

To the extent that Bonds are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and could result in lower prices than might otherwise be realized.

The Redemption Price will be determined on the basis of the current bid prices of the Bonds in each Trust.

The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold 31% of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time Certificates or Book-Entry Position Confirmation is issued, and this number is printed on the Certificate or Book-Entry Position Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "backup withholding."

HOW UNITS MAY BE PURCHASED BY THE SPONSOR


The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "How Units May Be Redeemed Without Charge.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The Public Offering Price upon resale of any Units thus acquired by the Sponsor will be calculated in accordance with the procedure described in the then currently effective prospectus relating to such Units. (See "Public Offering Price.") Any profit resulting from the resale of such Units will belong to the Sponsor, which likewise will bear any loss resulting from a lower Public Offering Price or Redemption Price subsequent to its acquisition of such Units.

HOW BONDS MAY BE REMOVED FROM THE TRUSTS


Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Selection of Bonds for Deposit in the Trusts" herein for a discussion of call provisions of Bonds in the Trusts.

The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholders, and for the payment of expenses for which income may not be available. Under the Indenture the Sponsor is obligated to provide the Trustee with a current list of Bonds to be sold in such circumstances. In deciding which Bonds should be sold, the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit on the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred.

In connection with its determination as to the sale or liquidation of any Bonds, the Sponsor will consider the Bonds' then current rating, but because such ratings are opinions of the rating agencies as to the quality of Bonds they undertake to rate and not absolute standards of quality, the Sponsor will exercise its independent judgment as to Bond creditworthiness.

The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in the Trust.

INFORMATION ABOUT THE TRUSTEE


The Trustee is United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036 and its corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York, established in 1853, has, since its organization, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trusts, the Trustee may use the services of The Depository Trust Company.
These services would include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934, as amended.

LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE


The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS


The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required promptly to appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Trusts.

INFORMATION ABOUT THE SPONSOR


John Nuveen & Co. Incorporated, the Sponsor and Underwriter, was founded in 1898 and is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, the Sponsor began sponsoring the Nuveen Tax-Exempt Unit Trust, and since that time, it has issued more than $30 billion in tax-exempt unit trusts, including over $8 billion in insured trusts. The Sponsor is also principal underwriter of the Nuveen Municipal Bond Fund, Inc., the Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Bond Fund, Inc., Nuveen Insured Tax-Free Bond Fund, Inc. and Nuveen Tax-Free Money Market Fund, Inc., all registered open-end management investment companies, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen California Municipal Income Fund, Inc., Nuveen New York Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen New Jersey Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Pennsylvania Quality Income Municipal Fund, Nuveen Texas Quality Income Municipal Fund, Nuveen California Income Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Ohio Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Premium Income Municipal Fund, Nuveen Texas Premium Income Municipal Fund, Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Insured Florida Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen New Jersey Premium Income Municipal Fund 2, Nuveen Washington Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen New Jersey Premium Income Municipal Fund 3, Nuveen Florida Premium Income Municipal Fund, Nuveen New York Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 3, Nuveen Maryland Income Municipal Fund 2, Nuveen Virginia Premium Income Municipal Fund 2, Nuveen Ohio Premium Income Municipal Fund 2, Nuveen Insured Premium Income Municipal Fund 2, Nuveen California Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $32.8 billion in tax-exempt securities under management. Nationwide, more than 1,000,000 individual investors have purchased Nuveen's tax-exempt trusts and funds. The present corporation was organized in 1967 as a wholly owned subsidiary of Nuveen Corporation, successor to the original John Nuveen & Co. founded in 1898 as a sole proprietorship and incorporated in 1953. In 1974, the Sponsor became a wholly-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a financial services management company located in St. Paul, Minnesota. On May 19, 1992, common shares comprising a minority interest in The John Nuveen Company ("JNC"), a newly organized corporation which holds all of the shares of the Sponsor, were sold to the public in an initial public offering. St. Paul retains a controlling interest in JNC with over 70% of JNC's shares. The Sponsor is a member of the National Association of Securities Dealers, Inc., and the Securities Industry Association and has its principal offices located in Chicago (333 W. Wacker Drive) and New York (Swiss Bank Tower, 10 East 50th Street). It maintains 14 regional offices.

AMENDMENT AND TERMINATION OF INDENTURE


The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in a Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Trust except the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

A Trust may be liquidated at any time by the written consent of 100% of the Unitholders of such Trust or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture with respect to any Trust will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National, State and Discount Trusts, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, State Intermediate, Intermediate and Compound Interest Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts.

Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee will liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.




LEGAL OPINION


The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "Tax Status of Unitholders" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Trusts.

AUDITORS


The Statement of Condition and the Schedule of Investments for each Trust in a Series and the related Statement of Operations and Statement of Changes in Condition and changes in the Trust Units have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

DESCRIPTION OF RATINGS (as published by the rating companies)


Standard & Poor's Corporation. A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:


I.	Liklihood of default - capacity and willlingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;


III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise judgment with respect to such likelihood and risk.

Note Ratings: A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:


SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.


CreditWatch. CreditWatch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by Standard & Poor's analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical review. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on CreditWatch where an event, situation, or deviation from trends occurred and needs to be evaluated. A listing, however, does not mean a rating change is inevitable. Since Standard & Poor continuously monitors all of its ratings, CreditWatch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on CreditWatch.

Ratings of Insured Trust Units. A Standard & Poor's Corporation rating on the units of an insured investment trust (hereinafter referred to collectively as "units" and "trusts") is a current assessment of creditworthiness with respect to the investments held by such trust. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which trust expenses or portfolio asset sales for less than the trust purchase price will reduce payment to the unitholder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor.

Units rated AAA are composed exclusively of assets that are rated AAA by Standard & Poor's or certain short-term investments, or both. Standard & Poor's defines its AAA rating for such assets as the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is very strong. However, unit ratings may be subject to revision or withdrawal at any time by Standard & Poor's and each rating should be evaluated independently of any other rating.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during period of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of the contract over any long period of time may be small.

Con.(-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operated experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note Ratings:


MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Prospectus Part One must be accompanied by Part Two




Sponsor	John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
312/917-7700



Swiss Bank Tower
10 East 50th Street
New York, New York  10022
212/207-2000



Trustee	United States Trust Company of New York
770 Broadway
New York, New York  10003
800/257-8787



Legal Counsel to Sponsor	Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603



Legal Counsel to Trustee	Carter, Ledyard & Milburn
2 Wall Street
New York, New York  10005



Independent Public


Accountants for the Trust	Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois  60603



_______________________


Except as to statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Act of 1933, as amended, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplementary sales literature prepared by the Sponsor; and any information or representation not contained herein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trusts are registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any of their Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.





??  Page 1

^
NUVEEN TAX-EXEMPT UNIT TRUSTS


Supplement to the Prospectus



The Prospectus currently provides that Units may be purchased in the primary or secondary market at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases by (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed and (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary agency, custodial or similar capacity. Effective as of the date of this Supplement, the Sponsor has extended this attractive purchase offer to: (1) any person and his or her immediate family (which includes his or her spouse and children under 21 years of age) who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors; and
(2) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

February 14, 1995

                                   SEC FILE NO.  33-47494
                                 40 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 3
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Exempt Unit Trust, Series 649



                         JOHN NUVEEN & CO. INCORPORATED
                               (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)


John Nuveen & Co., Incorporated          Chapman & Cutler
 Attention:  James J. Wesolowski          Attention:  Eric F. Fess
 333 West Wacker Drive                    111 West Monroe Street
 Chicago, Illinois  60606                 Chicago, Illinois  60603
            (Name and complete address of Agents for Service)




An indefinite number of Units has been registered pursuant to Rule 24F-2 promulgated under the Investment Company Act of 1940, as amended. On February 28, 1990, a Rule 24F-2 Notice with respect to this Series was filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective (check appropriate box)


(     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On October  1, 1995 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)


(     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.






          Contents of Post-Effective Amendment
                of Registration Statement


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.


      PAGE   2


Tax-Exempt Unit Trust


Series 649


National Traditional Trust 512                        148,063.689 Units
Arizona Insured Trust 23                               45,127.181 Units
Georgia Insured Trust 21                               43,458.955 Units
Massachusetts Insured Trust 91                         66,453.290 Units
New York Insured Trust 188                             66,286.708 Units
Ohio Insured Trust 95                                  45,256.466 Units

Prospectus - Part Two
 Revision Date October  1, 1995

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Exempt Unit
Trust being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trust.

 THE NUVEEN TAX-EXEMPT UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. In addition, the interest on Bonds in each State Trust is, in the opinion of bond counsel to the issuers of the Bonds, exempt from such State's income taxes, if any. Trusts in which few or none of the Bonds are insured are referred to as "Traditional Trusts." All Bonds in each Traditional Trust were rated in the category "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. on the Date of Deposit. Current ratings, if any, on Bonds in a Traditional Trust are set forth in the Schedule of Investments for such trust herein. Trusts in which all of the Bonds are covered by policies of insurance obtained from the Municipal Bond Investor Assurance Corporation guaranteeing payment of principal and interest when due are referred to as "Insured Trusts." All such policies of insurance remain effective so long as the Bonds are outstanding. As a result of such insurance, the Bonds in each portfolio of the Insured Trusts have received a rating of "Aaa" by Moody's Investors Service, Inc. and the Bonds in the Insured Trusts and the Units of each Trust have received a rating of "AAA" by Standard & Poor's Corporation. Insurance relates only to the Bonds in the Insured Trusts and not to the Units offered hereby or to their market value.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of July 31, 1995
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee............United States Trust Company of New York
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                         National
                                                    Traditional Trust    Arizona Insured     Georgia Insured
                                                           512               Trust 23            Trust 21
-------------------------------------------------  ------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...............   $   14,375,000      $    4,495,000      $    4,305,000
Number of Units..................................      147,896.689          44,751.181          42,594.955
Fractional Undivided Interest in
  Trust Per Unit.................................   1/ 147,896.689      1/  44,751.181      1/  42,594.955
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust........   $   14,701,669      $    4,642,437      $    4,417,364
    Plus Sales Charge <F1>.......................   $      783,463      $      232,365      $      232,734
      Total......................................   $   15,485,132      $    4,874,802      $    4,650,098
    Divided by Number of Units...................   $    104.70         $    108.93         $    109.17
    Plus Cash Per Unit <F2>......................   $(     0.05)        $      0.04         $(     0.04)
    Public Offering Price Per Unit <F3>..........   $    104.65         $    108.97         $    109.13
Redemption Price Per Unit (exclusive of
  accrued interest)..............................   $     99.35         $    103.78         $    103.67
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)................   $     99.35         $    103.78         $    103.67
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.................   $      5.30         $      5.19         $      5.46
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit............   $      5.30         $      5.19         $      5.46
    Par Value Per Unit <F4>......................   $     97.53         $    100.82         $    101.27
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income.......................   $      6.3527       $      6.2951       $      6.3364
    Less Estimated Annual Expense................   $      0.1450       $      0.1672       $      0.1683
    Net Annual Interest Income...................   $      6.2077       $      6.1279       $      6.1681
Daily Rate of Accrual Per Unit...................   $      0.01724      $      0.01702      $      0.01713
Estimated Current Return <F5>....................          5.93%               5.62%               5.65%
Estimated Long Term Return <F5>..................          5.59%               5.32%               5.29%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (five business days after purchase).  On the above date there was added to the Public Offering Price of the National Traditional Trust
512, Arizona Insured Trust 23 and Georgia Insured Trust 21, respectively,
$104.65, $108.97 and $109.13, accrued interest to the settlement date of
$1.03, $1.00 and $.78, for a total price of $105.68, $109.97 and $109.91, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   Estimated Long Term Return for each Trust represents the average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practices and adjusted to reflect expenses and sales charges.  Estimated Current Return is computed by dividing the Net
Annual Interest Income per Unit by the Public Offering Price, and in contrast to Estimated Long Term Return does not reflect the amortization of premium or accretion of discount, if any.  The Estimated Current Return and Estimated
Long Term Return will vary with changes in the Public Offering Price and there is no assurance that either such figures on the date hereof will be applicable on a subsequent date of purchase. (See "Estimated Current Return to
Unitholders" in, and the Supplement to, Part One.) The Estimated Current
Returns and Estimated Long Term Returns are higher for transactions entitled to a reduced sales charge. (See "Public Offering Price", Part One.)



      PAGE   4


                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of July 31, 1995
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee............United States Trust Company of New York
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                      Massachusetts      New York Insured   Ohio Insured Trust
                                                     Insured Trust 91       Trust 188               95
-------------------------------------------------  ------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...............   $    6,670,000      $    6,385,000      $    4,395,000
Number of Units..................................       66,128.290          64,164.280          43,802.466
Fractional Undivided Interest in
  Trust Per Unit.................................   1/  66,128.290      1/  64,164.280      1/  43,802.466
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust........   $    6,869,139      $    6,601,583      $    4,591,610
    Plus Sales Charge <F1>.......................   $      358,599      $      312,892      $      229,649
      Total......................................   $    7,227,738      $    6,914,475      $    4,821,259
    Divided by Number of Units...................   $    109.30         $    107.76         $    110.07
    Plus Cash Per Unit <F2>......................   $(     0.52)        $      0.02         $(     0.01)
    Public Offering Price Per Unit <F3>..........   $    108.78         $    107.78         $    110.06
Redemption Price Per Unit (exclusive of
  accrued interest)..............................   $    103.36         $    102.90         $    104.82
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)................   $    103.36         $    102.90         $    104.82
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.................   $      5.42         $      4.88         $      5.24
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit............   $      5.42         $      4.88         $      5.24
    Par Value Per Unit <F4>......................   $    100.67         $    100.24         $    101.05
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income.......................   $      6.3740       $      6.2896       $      6.2795
    Less Estimated Annual Expense................   $      0.1622       $      0.1600       $      0.1671
    Net Annual Interest Income...................   $      6.2118       $      6.1296       $      6.1124
Daily Rate of Accrual Per Unit...................   $      0.01726      $      0.01703      $      0.01698
Estimated Current Return <F5>....................          5.71%               5.69%               5.55%
Estimated Long Term Return <F5>..................          5.31%               5.09%               5.06%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (five business days after purchase).  On the above date there was added to the Public Offering Price of the Massachusetts Insured
Trust 91, New York Insured Trust 188 and Ohio Insured Trust 95, respectively,
$108.78, $107.78 and $110.06, accrued interest to the settlement date of $.78,
$1.02 and $.98, for a total price of $109.56, $108.80 and $111.04, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   Estimated Long Term Return for each Trust represents the average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practices and adjusted to reflect expenses and sales charges.  Estimated Current Return is computed by dividing the Net
Annual Interest Income per Unit by the Public Offering Price, and in contrast to Estimated Long Term Return does not reflect the amortization of premium or accretion of discount, if any.  The Estimated Current Return and Estimated
Long Term Return will vary with changes in the Public Offering Price and there is no assurance that either such figures on the date hereof will be applicable on a subsequent date of purchase. (See "Estimated Current Return to
Unitholders" in, and the Supplement to, Part One.) The Estimated Current
Returns and Estimated Long Term Returns are higher for transactions entitled to a reduced sales charge. (See "Public Offering Price", Part One.)



      PAGE   5


                               Essential Information Regarding the Trust(s) on
                                         Date of Deposit (Continued)

General Information

Record Dates ................................................  See "Distributions to Unitholders" in Part One
Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One
Minimum Principal Distribution .............................................................  $0.10 per Unit.
Date Trust Established .........................................................................  June 4,1992
Mandatory Termination Date ........................  See "Amendment and Termination of Indenture" in Part One
Minimum Value of Trust ............................  See "Amendment and Termination of Indenture" in Part One
Trustee's Annual Fee ..................................................  See "Operation Expenses" in Part One
Sponsor's Annual Evaluation Fee .................................  $0.170 per $1000 principal amount of Bonds


                           NUVEEN TAX-EXEMPT UNIT TRUST
                          NATIONAL TRADITIONAL TRUST 512
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $13,979,634) (Note 1) .............. $  14,809,546
     Accrued interest receivable ................................       241,625
                                                                  --------------

               Total assets ..................................... $  15,051,171
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $       3,916
     Accrued trustee and evaluator fees .........................         2,502
                                                                  --------------

               Total liabilities ................................ $       6,418
                                                                  --------------

               Net assets, applicable to 148,064 units of
                 fractional undivided interest outstanding ...... $  15,044,753
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 150,000 units sold ........... $  15,364,496
       Less initial underwriting commission (Note 1) ............  (    752,795)
                                                                  --------------
                                                                  $  14,611,701
     Less cost of 1,936 units redeemed ..........................  (    192,409)
                                                                  --------------
                                                                  $  14,419,292
     Undistributed net investment income ........................       227,082
     Unrealized appreciation (depreciation) of investments ......       829,912
     Accumulated net realized gain (loss) from
       investment transactions ..................................         6,459
     Principal distributions to unitholders of proceeds
       from investment transactions .............................  (    437,992)
                                                                  --------------
                                                                  $  15,044,753
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      96,381        $  100.08     $   1.54        $ 101.62
     Quarterly................      22,805           100.08         1.54          101.62
     Semi-Annual..............      28,878           100.08         1.54          101.62
                                ---------------  ============  ==============  ===========
                                   148,064
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                       NATIONAL TRADITIONAL TRUST 512
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       943,813   $       978,973   $       975,503
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $        15,972   $        16,771   $        16,422
    Evaluator fees ..................................            2,453             2,539             2,529
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $        18,425   $        19,310   $        18,951
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       925,388   $       959,663   $       956,552
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         6,150   $           309   $             0
    Net change in unrealized appreciation or
      depreciation of investments ...................          463,822    (      472,469)          838,559
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       469,972   $(      472,160)  $       838,559
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $     1,395,360   $       487,503   $     1,795,111
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       925,388   $       959,663   $       956,552
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            6,150               309                 0
  Net change in unrealized appreciation or
    depreciation of investments .....................          463,822    (      472,469)          838,559
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $     1,395,360   $       487,503   $     1,795,111
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      928,960)  $(      963,222)  $(      722,339)
  Proceeds from investment transactions .............                0    (      437,992)                0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      928,960)  $(    1,401,214)  $(      722,339)
                                                       ----------------  ----------------  ----------------

Redemption of 771, 1,126 and
    39 units, respectively ..........................  $(       72,280)  $(      116,187)  $(        3,942)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $       394,120   $(    1,029,898)  $     1,068,830

Net assets at beginning of year .....................       14,650,633        15,680,531        14,611,701
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $227,082,$230,654 and $234,213,respectively) .......  $    15,044,753   $    14,650,633   $    15,680,531
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   NATIONAL TRADITIONAL TRUST 512
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$     35,000        City of Colorado Springs, Colorado, Utilities        2001 at 102         AAA         Aa     $     39,440
                     System Refunding Revenue Bonds, Series 1991B,
                     7.000% Due 11/15/2021. (Escrow Secured To Optional
                     Redemption Date.)

   1,125,000        Citrus County, Florida, Pollution Control Refunding  2002 at 102          A+         A1        1,169,696
                     Revenue Bonds, Series 1992 A (Florida Power
                     Corporation Crystal River Power Plant Project),
                     6.625% Due 1/1/2027.

     100,000        North Tampa Housing Development Corporation, Inc.    2001 at 102          --        Aaa          102,606
                     (Florida), Multifamily Mortgage Revenue Refunding
                     Bonds, Series 1992A (Country Oaks Apartments),
                     6.900% Due 1/1/2024.

   1,125,000        City of Chicago, Illinois, Adjustable-Rate Gas       2002 at 102         AA-        Aa3        1,188,214
                     Supply Revenue Bonds, 1985 Series A (The Peoples
                     Gas Light and Coke Company Project), 6.875% Due
                     3/1/2015.

     105,000        Illinois Educational Facilities Authority, Revenue   No Optional Call     A+         A1           32,835
                     Refunding Bonds, Loyola University of Chicago,
                     Series 1984-A, 0.000% Due 7/1/2014. (Original
                     issue discount bonds delivered on or about
                     September 13, 1984 at a price of 3.571% of
                     principal amount.)

     195,000        Illinois Educational Facilities Authority, Revenue   No Optional Call     A+         A1           61,700
                     Refunding Bonds, Loyola University of Chicago,
                     Series 1984-A, 0.000% Due 7/1/2014. (Original
                     issue discount bonds delivered on or about
                     September 13, 1984 at a price of 3.571% of
                     principal amount.) (Escrow Secured.)

     650,000        Illinois Health Facilities Authority, Revenue        2002 at 102         AA-         A1          675,259
                     Refunding Bonds, Series 1992A (Evangelical
                     Hospitals Corporation), 6.750% Due 4/15/2017.

   1,000,000        Indiana Health Facility Financing Authority,         2002 at 102          --         A         1,052,060
                     Hospital Revenue Refunding Bonds, Series 1992A
                     (St. Anthony Medical Center, Inc.), 7.000% Due
                     10/1/2017.


      PAGE   9


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   NATIONAL TRADITIONAL TRUST 512
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    935,000        Indiana Health Facility Financing Authority,         2002 at 102          A          --     $
                     Hospital Revenue Bonds, Series 1992 (Floyd
                     Memorial Hospital Project),
                     405M-6.625% Due 2/15/2013,                                                                      415,724
                     530M-6.625% Due 2/15/2022.                                                                      542,243

   1,125,000        Louisiana Public Facilities Authority, Revenue       2002 at 102          A+         A1        1,170,832
                     Bonds, 1992 Series, Tulane University of
                     Louisiana, 6.625% Due 11/15/2021.

   1,085,000        New York Local Government Assistance Corporation (A  2001 at 102         AAA        Aaa        1,218,553
                     Public Benefit Corporation of the State of New
                     York), Series 1991C Bonds, 7.000% Due 4/1/2021.
                     (Escrow Secured To Optional Redemption Date.)

     250,000        The New Hanover County, North Carolina, Industrial   2000 at 102         A-1         A2          268,310
                     Facilities and Pollution Control Financing
                     Authority, Pollution Control Revenue Bonds
                     (Carolina Power and Light Company Project)
                     Adjustable Rate Option Bonds Series 1983, 6.900%
                     Due 4/1/2009.

   1,000,000        County of Erie, Ohio Hospital Improvement and        2002 at 102          A-         A         1,031,070
                     Refunding Revenue Bonds, Series 1992 (Firelands
                     Community Hospital Project), 6.750% Due 1/1/2015.

     250,000        County of Mahoning, Ohio, Hospital Improvement       2000 at 102         AAA        Aaa          268,448
                     Revenue Bonds, Series 1991 (YHA, Inc. Project),
                     Series 1991A, (MBIA Insured.) 7.000% Due
                     10/15/2014.

     500,000        Rhode Island Depositors Economic Corporation,        2002 at 102         AAA        Aaa          555,675
                     Special Obligation Bonds, 1992 Series A, (FSA
                     Insured.) 6.625% Due 8/1/2019. (Escrow Secured To
                     Optional Redemption Date.)

   1,050,000        South Carolina Public Service Authority, Santee      2002 at 102          A+        Aaa        1,165,994
                     Cooper, Revenue Bonds, 1991 Series D, 6.625% Due
                     7/1/2031. (Escrow Secured To Optional Redemption
                     Date.)


      PAGE  10


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   NATIONAL TRADITIONAL TRUST 512
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    250,000        City of Austin, Texas, Combined Utility Systems      No Optional Call    AAA        Aaa     $     90,887
                     Revenue Refunding Bonds, Series 1992, (AMBAC
                     Insured.) 0.000% Due 11/15/2012. (Original issue
                     discount bonds delivered on or about April 23,
                     1992 at a price of 25.036% of principal amount.)

     550,000        Travis County Housing Finance Corporation (Texas),   2001 at 103         AAA         --          576,356
                     Residential Mortgage Bonds (GNMA and FNMA
                     Mortgage-Backed Securities Program), Senior Bonds,
                     Series 1991A, 7.050% Due 12/1/2025.

   1,000,000        Box Elder County, Utah, Industrial Development       2002 at 102         AA-         --        1,040,570
                     Revenue Bonds (Nucor Corporation Project), 1992
                     Series, 6.700% Due 5/15/2022.

   1,045,000        Industrial Development Authority of                  2002 at 102          A-         --        1,083,404
                     Covington-Alleghany County, Virginia, Hospital
                     Facility Revenue Bonds (Alleghany Regional
                     Hospital), Series 1992, 6.875% Due 4/1/2022.

   1,000,000        Washington Public Power Supply System, Nuclear       2000 at 102          AA         Aa        1,059,670
                     Project No. 2, Refunding Revenue Bonds, Series
                     1990B, 7.000% Due 7/1/2012. (Original issue
                     discount bonds delivered on or about June 21, 1990
                     at a price of 94.135% of principal amount.)

------------                                                                                                    ------------
$ 14,375,000                                                                                                    $ 14,809,546
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

All of the issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. Payment of principal and interest on five Bond(s) in the Trust is secured by funds or securities deposited in escrow. The sources of payment for the remaining issues in the Trust are divided as follows: College and University Revenue, 2; Electrical System Revenue, 3; Health Care Facility
Revenue,  6; Industrial Revenue,  2; Multi-Family Housing Revenue,  1; Single
Family Housing Revenue, 1; Combination Utility Revenue, 1. To the extent that the legal obligor on any Bond held in the Trust fails to pay interest and principal thereon, the interest income to the Trust would be reduced and the aggregate principal amount payable to the Trust upon maturity of such Bond would not be received by the Trust and, therefore, would not be available for distribution to Unitholders.



      PAGE  11


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   NATIONAL TRADITIONAL TRUST 512
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995



------------------------------------------------------------------------------------------------------------------------------------
Approximately 4% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Single Family Housing Revenue.

Approximately 34% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue. Insurance guaranteeing prompt payment of interest and principal on certain of the above Bonds has been obtained by the issuer or underwriter of such Bonds from a commercial insurer.
2% of the aggregate principal amount of the Bonds, included in the above amount, are obligations of issuers whose revenues are primarily derived from the sale or service of Health Care Facility Revenue, but which are covered by such insurance.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 11% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

Nineteen issue(s) in the Trust were rated by Standard & Poor's Corporation as follows: 6--AAA, 1--AA, 3--AA-, 1--A-1, 5--A+, 1--A, 2--A-. Seventeen
issue(s) were rated by Moody's Investors Service, Inc. as follows: 6--Aaa, 1--Aa3, 2--Aa, 5--A1, 1--A2, 2--A. 14% of the Bonds comprise issues of entities located in the state of Illinois. The Bond Portfolio consists of 21 obligations issued by entities located in 14 states.


                           NUVEEN TAX-EXEMPT UNIT TRUST
                             ARIZONA INSURED TRUST 23
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $4,463,536) (Note 1) ............... $   4,732,707
     Accrued interest receivable ................................       106,268
                                                                  --------------

               Total assets ..................................... $   4,838,975
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      52,113
     Accrued trustee and evaluator fees .........................           832
                                                                  --------------

               Total liabilities ................................ $      52,945
                                                                  --------------

               Net assets, applicable to 45,127 units of
                 fractional undivided interest outstanding ...... $   4,786,030
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,176,880
       Less initial underwriting commission (Note 1) ............  (    253,645)
                                                                  --------------
                                                                  $   4,923,235
     Less cost of 4,873 units redeemed ..........................  (    491,771)
                                                                  --------------
                                                                  $   4,431,464
     Undistributed net investment income ........................        67,559
     Unrealized appreciation (depreciation) of investments ......       269,171
     Accumulated net realized gain (loss) from
       investment transactions ..................................        17,836
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   4,786,030
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      34,749        $  104.56     $   1.50        $ 106.06
     Quarterly................       4,290           104.56         1.50          106.06
     Semi-Annual..............       6,088           104.56         1.50          106.06
                                ---------------  ============  ==============  ===========
                                    45,127
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                          ARIZONA INSURED TRUST 23
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       292,173   $       304,263   $       310,212
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         6,005   $         6,323   $         5,849
    Evaluator fees ..................................              793               823               838
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         6,798   $         7,146   $         6,687
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       285,375   $       297,117   $       303,525
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $(        2,048)  $        18,307   $         1,577
    Net change in unrealized appreciation or
      depreciation of investments ...................          116,819    (      116,288)          268,640
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       114,771   $(       97,981)  $       270,217
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       400,146   $       199,136   $       573,742
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       285,375   $       297,117   $       303,525
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................   (        2,048)           18,307             1,577
  Net change in unrealized appreciation or
    depreciation of investments .....................          116,819    (      116,288)          268,640
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       400,146   $       199,136   $       573,742
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      289,587)  $(      299,498)  $(      229,373)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      289,587)  $(      299,498)  $(      229,373)
                                                       ----------------  ----------------  ----------------

Redemption of 2,333, 1,628 and
    912 units, respectively .........................  $(      227,326)  $(      172,519)  $(       91,926)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      116,767)  $(      272,881)  $       252,443

Net assets at beginning of year .....................        4,902,797         5,175,678         4,923,235
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $67,559,$71,771 and $74,152,respectively) ..........  $     4,786,030   $     4,902,797   $     5,175,678
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                      ARIZONA INSURED TRUST 23
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    725,000        State of Arizona, Arizona Transportation Board,      2002 at 101.5       AAA        Aaa     $    799,465
                     Subordinated Highway Revenue Bonds, Series 1992B,
                     6.500% Due 7/1/2011. (Escrow Secured To Optional
                     Redemption Date.)

     750,000        Central Arizona Water Conservation District          2000 at 100         AAA        Aaa          779,047
                     (Central Arizona Project), Contract Revenue Bonds,
                     Series A 1990, 6.500% Due 11/1/2011. (Original
                     issue discount bonds delivered on or about May 15,
                     1990 at a price of 88.613% of principal amount.)

     695,000        Chandler Unified School District No. 80 of Maricopa  2001 at 101         AAA        Aaa          727,422
                     County, Arizona, School Improvement and Refunding
                     Bonds, Series 1992, (General Obligation Bonds.)
                     6.400% Due 7/1/2010.

     750,000        The Industrial Development Authority of the County   2000 at 100         AAA        Aaa          753,195
                     of Maricopa (Arizona), Samaritan Health Services,
                     Hospital System Revenue Refunding Bonds, Series
                     1990B, 6.000% Due 12/1/2019. (Original issue
                     discount bonds delivered on or about July 2, 1990
                     at a price of 85.500% of principal amount.)

     600,000        Paradise Valley Unified School District No. 69 of    2001 at 102         AAA        Aaa          622,002
                     Maricopa County, Arizona, School Improvement
                     Bonds, Project of 1990, Series C (1992), (General
                     Obligation Bonds.) 6.250% Due 1/1/2011.

     450,000        Tucson Unified School District No. 1 of Pima         2001 at 101         AAA        Aaa          500,872
                     County, Arizona School Improvement Bonds, Project
                     of 1989, Series C (1991), 6.875% Due 7/1/2010.
                     (Escrow Secured To Optional Redemption Date.)

     500,000        University Medical Center Corporation (Tucson,       2002 at 102         AAA        Aaa          520,960
                     Arizona), Hospital Revenue Refunding Bonds, Series
                     1992, 6.250% Due 7/1/2010.


      PAGE  15


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                      ARIZONA INSURED TRUST 23
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$     75,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa     $     29,744
                     Bonds of 1989, Series A (General Obligation
                     Bonds.), 0.000% Due 7/1/2011. (Original issue
                     discount bonds delivered on or about March 28,
                     1989 at a price of 18.605% of principal amount.)

------------                                                                                                    ------------
$  4,545,000                                                                                                    $  4,732,707
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

Three Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on two Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Electrical System
Revenue,  1; Health Care Facility Revenue,  2 .

Approximately 28% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 35% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 7 obligations issued by entities located in Arizona and 1 obligation(s) issued by entities located in Puerto Rico.


                           NUVEEN TAX-EXEMPT UNIT TRUST
                             GEORGIA INSURED TRUST 21
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $4,291,235) (Note 1) ............... $   4,553,963
     Accrued interest receivable ................................        93,582
                                                                  --------------

               Total assets ..................................... $   4,647,545
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      40,698
     Accrued trustee and evaluator fees .........................           759
                                                                  --------------

               Total liabilities ................................ $      41,457
                                                                  --------------

               Net assets, applicable to 43,459 units of
                 fractional undivided interest outstanding ...... $   4,606,088
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,165,601
       Less initial underwriting commission (Note 1) ............  (    253,092)
                                                                  --------------
                                                                  $   4,912,509
     Less cost of 6,541 units redeemed ..........................  (    659,800)
                                                                  --------------
                                                                  $   4,252,709
     Undistributed net investment income ........................        56,101
     Unrealized appreciation (depreciation) of investments ......       262,728
     Accumulated net realized gain (loss) from
       investment transactions ..................................        34,550
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   4,606,088
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      29,097        $  104.70     $   1.29        $ 105.99
     Quarterly................       2,371           104.70         1.29          105.99
     Semi-Annual..............      11,991           104.70         1.29          105.99
                                ---------------  ============  ==============  ===========
                                    43,459
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                          GEORGIA INSURED TRUST 21
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       297,493   $       314,124   $       313,699
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         5,778   $         6,038   $         5,494
    Evaluator fees ..................................              806               845               843
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         6,584   $         6,883   $         6,337
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       290,909   $       307,241   $       307,362
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        27,579   $         6,971   $             0
    Net change in unrealized appreciation or
      depreciation of investments ...................          105,545    (      152,033)          309,216
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       133,124   $(      145,062)  $       309,216
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       424,033   $       162,179   $       616,578
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       290,909   $       307,241   $       307,362
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           27,579             6,971                 0
  Net change in unrealized appreciation or
    depreciation of investments .....................          105,545    (      152,033)          309,216
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       424,033   $       162,179   $       616,578
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      297,657)  $(      307,211)  $(      244,543)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      297,657)  $(      307,211)  $(      244,543)
                                                       ----------------  ----------------  ----------------

Redemption of 5,888, 565 and
    88 units, respectively ..........................  $(      590,393)  $(       60,213)  $(        9,194)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      464,017)  $(      205,245)  $       362,841

Net assets at beginning of year .....................        5,070,105         5,275,350         4,912,509
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $56,101,$62,849 and $62,819,respectively) ..........  $     4,606,088   $     5,070,105   $     5,275,350
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                      GEORGIA INSURED TRUST 21
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    270,000        Metropolitan Atlanta Rapid Transit Authority         No Optional Call    AAA        Aaa     $    288,557
                     (Georgia), Sales Tax Revenue Bonds, Refunding
                     Series P, 6.250% Due 7/1/2011.

     135,000        City of Cartersville, Georgia, General Obligation    No Optional Call    AAA        Aaa          150,214
                     School Bonds, 6.700% Due 1/1/2012.

     750,000        Chatham County Hospital Authority, Hospital Revenue  2001 at 102         AAA        Aaa          801,270
                     Bonds (Memorial Medical Center, Inc.) (Savannah,
                     Georgia), Series 1990A, 7.000% Due 1/1/2021.

     390,000        Metropolitan Atlanta Rapid Transit Authority         2001 at 102         AAA        Aaa          409,227
                     (Georgia), Sales Tax Revenue Bonds, Series O,
                     6.550% Due 7/1/2020.

     750,000        Clayton County Hospital Authority Revenue            2001 at 102         AAA        Aaa          793,320
                     Anticipation Certificates (Southern Regional
                     Medical Center Project), Georgia, Series 1991,
                     6.500% Due 8/1/2010.

     285,000        Cobb-Marietta Coliseum and Exhibit Hall Authority    2001 at 102         AAA        Aaa          318,488
                     (Georgia), Revenue Bonds, Series 1991, 6.750% Due
                     10/1/2026. (Escrow Secured To Optional Redemption
                     Date.)

     690,000        Newton County School District (Georgia), General     2002 at 102         AAA        Aaa          716,841
                     Obligation School Bonds, 6.300% Due 2/1/2013.

     500,000        The Hospital Authority of Walker, Dade and Catoosa   2001 at 102         AAA        Aaa          544,735
                     Counties (Georgia), Revenue Anticipation
                     Certificates, Series 1991A, 7.000% Due 10/1/2010.

     250,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa          114,380
                     Bonds of 1989, Series A (General Obligation
                     Bonds.), 0.000% Due 7/1/2009. (Original issue
                     discount bonds delivered on or about March 28,
                     1989 at a price of 21.852% of principal amount.)


      PAGE  19


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                      GEORGIA INSURED TRUST 21
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    370,000        Commonwealth of Puerto Rico, Public Improvement      2002 at 101.5       AAA        Aaa     $    416,931
                     Bonds of 1992 (General Obligation Bonds.), 6.800%
                     Due 7/1/2021. (Escrow Secured To Optional
                     Redemption Date.)

------------                                                                                                    ------------
$  4,390,000                                                                                                    $  4,553,963
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

Three Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on two Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax
Supported Revenue,  2; Health Care Facility Revenue,  3 .

Approximately 46% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 6% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 8 obligations issued by entities located in Georgia and 2 obligation(s) issued by entities located in Puerto Rico.


                           NUVEEN TAX-EXEMPT UNIT TRUST
                          MASSACHUSETTS INSURED TRUST 91
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $6,536,649) (Note 1) ............... $   6,932,707
     Accrued interest receivable ................................       145,630
                                                                  --------------

               Total assets ..................................... $   7,078,337
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      59,443
     Accrued trustee and evaluator fees .........................         1,126
                                                                  --------------

               Total liabilities ................................ $      60,569
                                                                  --------------

               Net assets, applicable to 66,453 units of
                 fractional undivided interest outstanding ...... $   7,017,768
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 70,000 units sold ............ $   7,228,796
       Less initial underwriting commission (Note 1) ............  (    354,180)
                                                                  --------------
                                                                  $   6,874,616
     Less cost of 3,547 units redeemed ..........................  (    366,077)
                                                                  --------------
                                                                  $   6,508,539
     Undistributed net investment income ........................        85,685
     Unrealized appreciation (depreciation) of investments ......       396,058
     Accumulated net realized gain (loss) from
       investment transactions ..................................        27,486
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   7,017,768
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      37,276        $  104.32     $   1.29        $ 105.61
     Quarterly................       8,721           104.32         1.29          105.61
     Semi-Annual..............      20,456           104.32         1.29          105.61
                                ---------------  ============  ==============  ===========
                                    66,453
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                       MASSACHUSETTS INSURED TRUST 91
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       432,328   $       440,355   $       442,327
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         7,788   $         8,046   $         7,617
    Evaluator fees ..................................            1,156             1,176             1,180
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         8,944   $         9,222   $         8,797
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       423,384   $       431,133   $       433,530
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        13,574   $        13,912   $             0
    Net change in unrealized appreciation or
      depreciation of investments ...................          183,708    (      202,060)          414,410
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       197,282   $(      188,148)  $       414,410
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       620,666   $       242,985   $       847,940
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       423,384   $       431,133   $       433,530
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           13,574            13,912                 0
  Net change in unrealized appreciation or
    depreciation of investments .....................          183,708    (      202,060)          414,410
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       620,666   $       242,985   $       847,940
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      425,381)  $(      432,014)  $(      344,967)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      425,381)  $(      432,014)  $(      344,967)
                                                       ----------------  ----------------  ----------------

Redemption of 2,086, 1,403 and
    58 units, respectively ..........................  $(      210,048)  $(      150,236)  $(        5,793)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       14,763)  $(      339,265)  $       497,180

Net assets at beginning of year .....................        7,032,531         7,371,796         6,874,616
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $85,685,$87,682 and $88,563,respectively) ..........  $     7,017,768   $     7,032,531   $     7,371,796
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   MASSACHUSETTS INSURED TRUST 91
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    200,000        The Commonwealth of Massachusetts, General           2001 at 102         AAA        Aaa     $    216,772
                     Obligation Bonds, Consolidated Loan of 1991,
                     Series C, 7.000% Due 8/1/2012.

     285,000        The Commonwealth of Massachusetts, General           2001 at 102         AAA        Aaa          314,489
                     Obligation Bonds, Consolidated Loan of 1991,
                     Series D, 7.000% Due 7/1/2007.

     455,000        The Commonwealth of Massachusetts, General           2001 at 102         AAA        Aaa          511,129
                     Obligation Bonds, Consolidated Loan of 1991,
                     Series D, 6.875% Due 7/1/2010. (Escrow Secured To
                     Optional Redemption Date.)

      65,000        Massachusetts Bay Transportation Authority, General  2001 at 102         AAA        Aaa           72,567
                     Transportation System Bonds, 1991 Series A, 7.000%
                     Due 3/1/2011. (Escrow Secured To Optional
                     Redemption Date.)

   1,000,000        Massachusetts Health and Educational Facilities      2001 at 102         AAA        Aaa        1,069,340
                     Authority, Revenue Bonds, Berklee College of Music
                     Issue, Series C, 6.800% Due 10/1/2013.

     955,000        Massachusetts Health and Educational Facilities      2002 at 102         AAA        Aaa          996,791
                     Authority, Revenue Bonds, South Shore Hospital
                     Issue, Series D, 6.500% Due 7/1/2022.

   1,000,000        Massachusetts Health and Educational Facilities      2002 at 102         AAA        Aaa        1,052,480
                     Authority, Revenue Bonds, New England Medical
                     Center Hospitals Issue, Series F, 6.625% Due
                     7/1/2025.

     500,000        Massachusetts Health and Educational Facilities      2002 at 102         AAA        Aaa          527,175
                     Authority, Revenue Refunding Bonds, Stonehill
                     College Issue, Series E, 6.600% Due 7/1/2020.

     250,000        Massachusetts Industrial Finance Agency, Revenue     No Optional Call    AAA        Aaa          105,172
                     Bonds, Brandeis University Issue, 1989 Series C,
                     0.000% Due 10/1/2010. (Original issue discount
                     bonds delivered on or about July 11, 1989 at a
                     price of 23.945% of principal amount.)

     500,000        City of Boston, Massachusetts, General Obligation    2002 at 102         AAA        Aaa          525,000
                     Bonds, 1992 Series A, 6.500% Due 7/1/2012.


      PAGE  23


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   MASSACHUSETTS INSURED TRUST 91
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    590,000        Southern Berkshire Regional School District,         2002 at 102         AAA        Aaa     $    645,106
                     Massachusetts, General Obligation School Bonds,
                     7.000% Due 4/15/2011.

     125,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa           57,190
                     Bonds of 1989, Series A (General Obligation
                     Bonds.), 0.000% Due 7/1/2009. (Original issue
                     discount bonds delivered on or about March 28,
                     1989 at a price of 21.852% of principal amount.)

     745,000        Commonwealth of Puerto Rico, Public Improvement      2002 at 101.5       AAA        Aaa          839,496
                     Bonds of 1992 (General Obligation Bonds.), 6.800%
                     Due 7/1/2021. (Escrow Secured To Optional
                     Redemption Date.)

------------                                                                                                    ------------
$  6,670,000                                                                                                    $  6,932,707
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

Five Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on three Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: College and University Revenue, 3; Health Care Facility Revenue, 2 .

Approximately 26% and 29% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of College and University Revenue and Health Care Facility
Revenue, respectively.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.



      PAGE  24


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                   MASSACHUSETTS INSURED TRUST 91
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995



------------------------------------------------------------------------------------------------------------------------------------
Approximately 6% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 11 obligations issued by entities located in Massachusetts and 2 obligation(s) issued by entities located in Puerto Rico.


                           NUVEEN TAX-EXEMPT UNIT TRUST
                            NEW YORK INSURED TRUST 188
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $6,429,844) (Note 1) ............... $   6,847,456
     Accrued interest receivable ................................       125,468
                                                                  --------------

               Total assets ..................................... $   6,972,924
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      23,248
     Accrued trustee and evaluator fees .........................         1,129
                                                                  --------------

               Total liabilities ................................ $      24,377
                                                                  --------------

               Net assets, applicable to 66,287 units of
                 fractional undivided interest outstanding ...... $   6,948,547
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 70,000 units sold ............ $   7,228,612
       Less initial underwriting commission (Note 1) ............  (    354,171)
                                                                  --------------
                                                                  $   6,874,441
     Less cost of 3,713 units redeemed ..........................  (    374,471)
                                                                  --------------
                                                                  $   6,499,970
     Undistributed net investment income ........................        99,509
     Unrealized appreciation (depreciation) of investments ......       417,612
     Accumulated net realized gain (loss) from
       investment transactions ..................................  (      2,154)
     Principal distributions to unitholders of proceeds
       from investment transactions .............................  (     66,390)
                                                                  --------------
                                                                  $   6,948,547
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      39,699        $  103.32     $   1.50        $ 104.82
     Quarterly................       8,295           103.32         1.50          104.82
     Semi-Annual..............      18,293           103.32         1.50          104.82
                                ---------------  ============  ==============  ===========
                                    66,287
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                         NEW YORK INSURED TRUST 188
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       422,147   $       439,436   $       443,036
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         7,788   $         8,176   $         7,754
    Evaluator fees ..................................            1,132             1,172             1,179
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         8,920   $         9,348   $         8,933
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       413,227   $       430,088   $       434,103
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $(        2,178)  $         2,336   $(        2,312)
    Net change in unrealized appreciation or
      depreciation of investments ...................          133,355    (      116,414)          400,671
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       131,177   $(      114,078)  $       398,359
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       544,404   $       316,010   $       832,462
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       413,227   $       430,088   $       434,103
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................   (        2,178)            2,336    (        2,312)
  Net change in unrealized appreciation or
    depreciation of investments .....................          133,355    (      116,414)          400,671
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       544,404   $       316,010   $       832,462
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      416,647)  $(      433,367)  $(      327,895)
  Proceeds from investment transactions .............   (        8,679)   (       31,763)   (       25,948)
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      425,326)  $(      465,130)  $(      353,843)
                                                       ----------------  ----------------  ----------------

Redemption of 1,717, 1,924 and
    72 units, respectively ..........................  $(      168,881)  $(      198,323)  $(        7,267)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       49,803)  $(      347,443)  $       471,352

Net assets at beginning of year .....................        6,998,350         7,345,793         6,874,441
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $99,509,$102,929 and $106,208,respectively) ........  $     6,948,547   $     6,998,350   $     7,345,793
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                     NEW YORK INSURED TRUST 188
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    160,000        Dormitory Authority of the State of New York, State  No Optional Call    AAA        Aaa     $    190,594
                     University Educational Facilities, Revenue Bonds,
                     Series 1990C, 7.375% Due 5/15/2010.

     775,000        New York Local Government Assistance Corporation (A  2001 at 102         AAA        Aaa          870,395
                     Public Benefit Corporation of the State of New
                     York), Series 1991C Bonds, 7.000% Due 4/1/2021.
                     (Escrow Secured To Optional Redemption Date.)

     880,000        Dormitory Authority of the State of New York, State  2002 at 102         AAA        Aaa
                     University Educational Facilities, Revenue Bonds,
                     Series 1991A,
                     795M-7.250% Due 5/15/2018, (Escrow Secured To                                                   910,577
                     Optional Redemption Date.)
                     85M-7.250% Due 5/15/2018. (Escrow Secured To                                                     96,818
                     Optional Redemption Date.)

     250,000        Dormitory Authority of the State of New York, Siena  2002 at 102         AAA        Aaa          256,667
                     College, Insured Revenue Bonds, Series 1992,
                     6.000% Due 7/1/2011.

     810,000        New York State Medical Care Facilities Finance       2002 at 102         AAA        Aaa          895,058
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1991 Series D, (General
                     Obligation Bonds.) 7.400% Due 2/15/2018.

      15,000        New York State Medical Care Facilities Finance       2001 at 102         AAA        Aaa           16,331
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1991 Series C, (General
                     Obligation Bonds.) 7.300% Due 2/15/2021.

      35,000        New York State Medical Care Facilities Finance       2001 at 102         AAA        Aaa           39,865
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1991 Series C, 7.300%
                     Due 2/15/2021. (Escrow Secured To Optional
                     Redemption Date.)

   1,050,000        Power Authority of the State of New York, General    2002 at 102         AAA        Aaa        1,076,239
                     Purpose Bonds, Series AA, 6.250% Due 1/1/2023.


      PAGE  28


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                     NEW YORK INSURED TRUST 188
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    525,000        New York State Urban Development Corporation, State  2009 at 89.581      AAA        Aaa     $    214,237
                     Office Facilities Lease Rental Bonds, Series A
                     (South Mall Facility), 0.000% Due 1/1/2011.
                     (Original issue discount bonds delivered on or
                     about March 22, 1989 at a price of 17.746% of
                     principal amount.)

     250,000        The City of New York (New York), General Obligation  2002 at 101.5       AAA        Aaa          268,365
                     Bonds, Fiscal 1992, Series H, 7.000% Due 2/1/2022.

     790,000        New York City (New York), Municipal Water Finance    2001 at 101         AAA        Aaa
                     Authority, Water and Sewer System Revenue Bonds,
                     Fiscal 1992 Series A,
                     650M-7.000% Due 6/15/2009,                                                                      706,875
                     140M-7.000% Due 6/15/2015.                                                                      149,832

      40,000        New York City (New York), Municipal Water Finance    2001 at 101         AAA        Aaa
                     Authority, Water and Sewer System Revenue Bonds,
                     Fiscal 1992 Series A,
                     10M-7.000% Due 6/15/2015, (Escrow Secured To                                                     11,106
                     Optional Redemption Date.)
                     30M-7.000% Due 6/15/2015. (Escrow Secured To                                                     33,317
                     Optional Redemption Date.)

   1,000,000        Triborough Bridge and Tunnel Authority (New York),   2002 at 101.5       AAA        Aaa        1,111,180
                     General Purpose Revenue Bonds, Series W, 6.750%
                     Due 1/1/2022. (Escrow Secured To Optional
                     Redemption Date.)

------------                                                                                                    ------------
$  6,580,000                                                                                                    $  6,847,456
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

Three Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on five Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: College and University Revenue, 2; Electrical System Revenue, 1; Municipal Lease
Revenue,  1; Water And/or Sewer Revenue,  1 .



      PAGE  29


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                     NEW YORK INSURED TRUST 188
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995



------------------------------------------------------------------------------------------------------------------------------------
Approximately 8% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One.  The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 13 obligations issued by entities located in New York.


                           NUVEEN TAX-EXEMPT UNIT TRUST
                              OHIO INSURED TRUST 95
                                   (Series 649)

                             Statement of Net Assets
                                   May 31, 1995

Assets:
     Investments in municipal securities,
       at market value (Cost $4,448,500) (Note 1) ............... $   4,760,521
     Accrued interest receivable ................................        72,451
                                                                  --------------

               Total assets ..................................... $   4,832,972
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $       6,547
     Accrued trustee and evaluator fees .........................           727
                                                                  --------------

               Total liabilities ................................ $       7,274
                                                                  --------------

               Net assets, applicable to 45,256 units of
                 fractional undivided interest outstanding ...... $   4,825,698
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,161,670
       Less initial underwriting commission (Note 1) ............  (    252,900)
                                                                  --------------
                                                                  $   4,908,770
     Less cost of 4,744 units redeemed ..........................  (    487,167)
                                                                  --------------
                                                                  $   4,421,603
     Undistributed net investment income ........................        67,117
     Unrealized appreciation (depreciation) of investments ......       312,021
     Accumulated net realized gain (loss) from
       investment transactions ..................................        24,957
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   4,825,698
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      21,354        $  105.15     $   1.48        $ 106.63
     Quarterly................       6,957           105.15         1.48          106.63
     Semi-Annual..............      16,945           105.15         1.48          106.63
                                ---------------  ============  ==============  ===========
                                    45,256
                                ===============



See accompanying notes to financial statements.


                                        NUVEEN TAX-EXEMPT UNIT TRUST
                                           OHIO INSURED TRUST 95
                                                (Series 649)

                             Statements of Operations and Changes in Net Assets


                                                                                                Period
                                                                                               June  4,
                                                               Year Ended May 31,              1992 to
                                                       ----------------------------------      May 31,
                                                             1995              1994              1993
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       287,445   $       307,613   $       311,555
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         5,373   $         5,875   $         5,366
    Evaluator fees ..................................              781               833               842
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         6,154   $         6,708   $         6,208
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       281,291   $       300,905   $       305,347
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         5,358   $        18,331   $         1,268
    Net change in unrealized appreciation or
      depreciation of investments ...................          115,974    (      115,777)          311,824
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $       121,332   $(       97,446)  $       313,092
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       402,623   $       203,459   $       618,439
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       281,291   $       300,905   $       305,347
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            5,358            18,331             1,268
  Net change in unrealized appreciation or
    depreciation of investments .....................          115,974    (      115,777)          311,824
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       402,623   $       203,459   $       618,439
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      285,084)  $(      304,994)  $(      230,348)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      285,084)  $(      304,994)  $(      230,348)
                                                       ----------------  ----------------  ----------------

Redemption of 1,333, 2,998 and
    413 units, respectively .........................  $(      135,406)  $(      309,516)  $(       42,245)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       17,867)  $(      411,051)  $       345,846

Net assets at beginning of year .....................        4,843,565         5,254,616         4,908,770
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $67,117,$70,910 and $74,999,respectively) ..........  $     4,825,698   $     4,843,565   $     5,254,616
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                       OHIO INSURED TRUST 95
                                                            (Series 649)

                                                      Schedule of Investments
                                                            May 31, 1995

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    750,000        City of Cleveland, Ohio, Various Purpose General     2002 at 102         AAA        Aaa     $    787,095
                     Obligation Bonds, Series 1992, 6.375% Due
                     7/1/2012.

     510,000        City of Cleveland, Ohio, Waterworks Improvement      2002 at 102         AAA        Aaa          562,989
                     First Mortgage Revenue Bonds, Series F, 1992 A,
                     6.500% Due 1/1/2021. (Escrow Secured To Optional
                     Redemption Date.)

     500,000        County of Franklin, Ohio, Hospital Revenue           2002 at 102         AAA        Aaa          531,735
                     Refunding and Improvement Bonds, 1992 Series A
                     (The Children's Hospital Project), 6.600% Due
                     5/1/2013.

     690,000        City of Hamilton], Ohio, Water System Mortgage       2001 at 102         AAA        Aaa          711,383
                     Revenue Bonds, 1991 Series A, 6.300% Due
                     10/15/2021.

     705,000        County of Lucas, Ohio, Hospital Improvement Revenue  2002 at 102         AAA        Aaa          785,187
                     Bonds, Series 1992 (St. Vincent Medical Center),
                     (Crossover Refunded.) 6.625% Due 8/15/2022.

     225,000        County of Mahoning, Ohio, Hospital Improvement       2000 at 102         AAA        Aaa          241,603
                     Revenue Bonds, Series 1991 (YHA, Inc. Project),
                     Series 1991A, 7.000% Due 10/15/2014.

     500,000        County of Montgomery, Ohio, Revenue Bonds, Series    2001 at 102         AAA        Aaa          525,045
                     1991A (Sisters of Charity Health Care Systems,
                     Inc.), 6.625% Due 5/15/2021.

     200,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa           91,504
                     Bonds of 1989, Series A (General Obligation
                     Bonds.), 0.000% Due 7/1/2009. (Original issue
                     discount bonds delivered on or about March 28,
                     1989 at a price of 21.852% of principal amount.)

     465,000        Commonwealth of Puerto Rico, Public Improvement      2002 at 101.5       AAA        Aaa          523,980
                     Bonds of 1992 (General Obligation Bonds.), 6.800%
                     Due 7/1/2021. (Escrow Secured To Optional
                     Redemption Date.)

------------                                                                                                    ------------
$  4,545,000                                                                                                    $  4,760,521
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  33


                                                    NUVEEN TAX-EXEMPT UNIT TRUST
                                                       OHIO INSURED TRUST 95
                                                            (Series 649)

Schedule of Investments
                                                            May 31, 1995



------------------------------------------------------------------------------------------------------------------------------------
Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on two Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Health Care
Facility Revenue,  4; Water And/or Sewer Revenue,  1 .

Approximately 42% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 4% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 7 obligations issued by entities located in Ohio and 2 obligation(s) issued by entities located in Puerto Rico.

Notes To Financial Statements

1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.

    Security Valuation - Tax-Exempt Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
     Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.

2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.  Operating Expenses:
     See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.





Notes To Schedule(s) Of Investments

1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
     Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features. (See Part One, "Selection of Bonds for Deposit in the Trust.")
     The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.")

2. The ratings shown are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc. (See Part One, "Insurance on Bonds.").

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Tax-Exempt Unit Trust, Series 649:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Exempt Unit Trust, Series 649 (comprising, National Traditional Trust 512, Arizona Insured Trust 23, Georgia Insured Trust 21, Massachusetts Insured Trust 91, New York Insured Trust 188 and Ohio Insured Trust 95), as of May 31, 1995 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of May 31, 1995 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Exempt Unit Trust, Series 649, as of May 31, 1995, the results of their operations and changes in their net assets for the periods indicated on the face of the financial statements, in conformity with generally accepted accounting principles.

                       ARTHUR ANDERSEN LLP



Chicago, Illinois,
September 15, 1995.

Prospectus

Part Two must be accompanied by Part One


Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312.917.7700


                             140 Broadway
                              New York, New York 10005
                              212.208.2300


Trustee                      The Chase Manhattan Bank, N.A.
                              770 Broadway
                              New York, New York  10003
                              800.257.8787


Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois  60603


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005


Independent                  Arthur Andersen LLP
 Public Accountants           33 West Monroe Street
 for the Trust                Chicago, Illinois  60603



Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Statement of differences between electronic filing and printed document. Pursuant to Rule 499(C) (7) under the Securities Act of 1933 and Rule 0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which
it is filed and the printed form in which it will be circulated:      (1) The
printed and distributed Prospectus may be paged differently because the printed document may contain a different amount of information on each page
from that contained in the electronic transmission.      (2) In the printed
document, footnote symbols may include a "Dagger" or multiple "Dagger". The "Dagger" symbol is represented as # in the electronic document.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this September 27, 1995.

                                      Nuveen Tax-Exempt Unit Trust
                                       Series 649

                                      By/S/Larry W. Martin
                                            Vice President




                                      By/S/Gifford R. Zimmerman
                                            Assistant Secretary
                                                    or
By/S/Morrison Warren
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                                     *Title        Date


Richard J. Franke            Chairman, Board of Directors and Chief
                              Executive Officer


Donald E. Sveen              President, Chief Operating Officer and Director


Anthony T. Dean              Executive Vice President and Director


Timothy R. Schwertfeger      Executive Vice President and Director


O. Walter Renfftlen          Vice President and Controller (Principal
                              Accounting Officer)


                                                    ________________________
                                                     /s/ Larry W. Martin
                                                     Attorney-in-Fact**


     *The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, The Sponsor.

    **An executed copy of each of the related Powers of Attorney has been filed with the Securities and Exchange Commission with the Amendment to the Registration Statement on Form S-6 of the Nuveen Tax-Exempt Unit Trust, Series 671 (File No. 33-49175). The aforesaid Powers of Attorney are incorporated herein by this reference.









                       Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                        *Arthur Andersen LLP


Chicago, Illinois
 September 27, 1995